                                   The Sierra
                                 Variable Trust



                                 Annual Report

                     For the Year Ended December 31, 1996



                                     SIERRA
                                   ADVANTAGE
                        A Tax-Deferred Variable Annuity

                                   CONTENTS


                     1   Message From The President

                     2   1996 Year-in-Review. 1997 Outlook

                     6   Individual Fund Reviews

                    24   Statements of Assets & Liabilities

                    26   Statements of Operations

                    28   Statements of Changes in Net Assets

                    30   Statements of Changes in Net Assets -
                         Capital Stock Activity

                    32   Financial Highlights

                    41   Portfolio of Investments

                    60   Notes to Financial Statements

                    72   Report of Independent Accountants

         ------------------------------------------------------------
                          MESSAGE FROM THE PRESIDENT
         ------------------------------------------------------------


DEAR CONTRACT OWNER:

We are pleased to provide you with The Sierra Variable Trust Annual Report for the 12-month period ended December 31, 1996.

The past year was another excellent one for the U.S. stock market, with both large- and small-cap stocks posting double-digit gains. From the beginning of 1995 to the end of 1996, the U.S. stock market provided investors with a cumulative total return of more than 68%, as measured by the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Over the past year, investors also continued to invest new assets into variable annuities, with a large portion of assets going into domestic and international mutual funds. According to the National Association for Variable Annuities, new investments into variable annuities totaled over $70 billion in 1996, an all-time high.

The past year was also favorable for The Sierra Variable Trust, and our commitment to professional portfolio management continued to successfully serve our long-term investors As of December 31, 1996, The Sierra Variable Trust had over $500 billion in total assets under management. As detailed in the Individual Fund Reviews section of this report, a number of The Sierra Variable Trust Funds rewarded Contract Owners with significant, double-digit returns for the 12 months ended December 31, 1996, including the Growth and Income Fund, Growth Fund, and Emerging Growth Fund.

Aside from favorable economic fundamentals, a driving force in the stock market has been the growing awareness among individuals of the need to build assets for retirement. In 1996, members of the 70-million strong baby boomer generation began turning 50, typically the beginning of peak earning years. Some analysts predict that the income of this generation will rise by as much as 90% in coming years, which could mean an enormous surge in retirement savings for the stock market.

The importance of personal retirement savings has also been underscored by recent tax legislation included in the Small Business Protection Act of 1996. One important change is an increase in the contributions single-earner couples can make to tax-deferred individual retirement accounts, effective with the 1997 tax year. In addition, a Federal advisory panel has recommended that the U.S. Government considers investing a portion of its Social Security revenues in the stock market to ensure the solvency of the Federal program. This could prove a boon to the stock market by funneling billions of dollars into equities.
                                   ---------
We believe that the most effective investment approach is to plan and invest for the long term.
                                   ---------
The Dow Jones Industrial Average's record-breaking surge past 6,000 captured public attention and most likely contributed to record inflows in 1996. Measured from its low in 1982, the current bull market has averaged a 19% return annually. This remarkable performance, however, has led to perhaps overconfident expectations of the stock market among many investors. Yet, these expectations may not take into account that since 1992, the market's 10-year returns have been among the highest in 200 years. Additionally, since 1919, there have been 47 years in which the market has fallen 10% or more from the prior year's high./1/

Rather than focusing on the market's current strengths or potential weaknesses, we at The Sierra Variable Trust believe that the most effective investment approach is to plan and invest for the long term. Developing a long-term investment strategy and following that strategy consistently over time are critical to achieving your financial goals in today's quickly changing environment. In addition, it is important to set realistic expectations and to prepare for the market's normal ups and downs by diversifying your portfolio to manage risk.

With the complexities of today's global markets, building a properly diversified portfolio is increasingly difficult. To provide investors with a diverse array of diversification opportunities, the Sierra Advantage Variable Annuity offers nine variable investment options (The Sierra Variable Trust Funds), three guaranteed fixed options, and the Sierra Asset Management (SAM) Program, an actively managed asset allocation program that helps investors manage risk and achieve specific investment objectives. By investing in the SAM Strategies, investors receive triple diversification - among asset classes, individual securities, and some of the nation's most successful portfolio managers.

As you plan and invest for the long term, we encourage you to meet at least annually with your Investment Representative. Regular communications with your Investment Representative will help ensure that your portfolio remains appropriately diversified and positioned to attain your long-term financial goals.

Thank you for selecting the Sierra Advantage Variable Annuity with investments in The Sierra Variable Trust. We appreciate the opportunity to serve your investment needs and remain committed to providing quality investments and services for your financial future.

Sincerely,

/s/ F. Brian Cerini

F. Brian Cerini
Chairman and President
The Sierra Variable Trust

/1/ Source: Standard & Poor's. Based on S&P 500.

                                                                             ---
                                                                              1
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

         ------------------------------------------------------------
                      1996 YEAR-IN-REVIEW . 1997 OUTLOOK
         ------------------------------------------------------------


The U.S. economy continued to grow at a moderate pace in 1996, setting the stage for continued growth in corporate earnings and higher stock prices through the year. For most of 1996, it seemed as if it was "all systems go" - employment growth, income growth, high consumer confidence, political resolution, budget deficits in retreat, steady monetary policy, new records in stock prices, record earnings - all with benign inflation.

Despite these seemingly positive indicators, however, a dichotomy existed in the domestic economy throughout the second half of 1996. While there was evidence of growth in areas such as manufacturing and overall employment, the rate of growth was slowing, and weakness existed in areas such as consumer spending. This dichotomy incited some volatility in the financial markets, although year-end results were decidedly positive.

MARKET HIGHLIGHTS

While the past year resulted in greater price movements than in recent years, 1996 marked the sixth year of the U.S. stock market's current bull run. Large-capitalization stocks posted double-digit gains, with the Standard & Poor's Composite Index of 500 Stocks up 23.07%./1/

What's behind this year's gains in the stock market? Low inflation, moderate economic growth, and positive corporate earnings growth were favorable fundamentals. Inflation, the rising costs of goods and services as measured by the Consumer Price Index, was 3.3% in 1996, well below its 20-year average.

STOCKS POST ALL-TIME HIGHS

Economic stability created a positive setting in the equity markets, especially for the larger-capitalized companies represented by the S&P 500 and the Dow Jones Industrial Average. While both the S&P 500 and the broader based NASDAQ stock market repeatedly posted all time highs in 1996, equity investors had to maintain a longer-term perspective through some volatile periods during the summer months.

Early in the third quarter, sharp declines in small-cap stocks dropped the Russell 2000 Index more than 15% through mid-July from its June peak. The S&P 500 also fell, declining about 8% from its high on May 24. This increased volatility resulted from stronger GDP growth in the first half of 1996, and sharp declines in the unemployment rate (to a low of 5.1% in August) raised concerns that the Federal Reserve would increase short-term interest rates. At the same time, several large technology companies reported lower than expected earnings. By the end of August, however, many large-cap stocks had recovered, while small-cap stocks took the remainder of 1996 to regain lost ground, never reaching previous highs.

ELECTION RESULTS

The stock market reacted positively in November to the 1996 election results, reflecting a view that the balance of power distributed among the administration and Congress will lead to a moderate course in government programs and fiscal policies. Democratic and Republican leaders alike, expressed hope that a budget agreement will be reached in 1997, setting the stage for a balanced budget early in the 21st century. Market observers will be looking for constructive budget negotiations in the first half of 1997, with an agreement by the third quarter. A breakdown in negotiations similar to what occurred in 1995 and early 1996 would likely have a negative impact on both stocks and bonds.


         ------------------------------------------------------------
                       THE DOW REACHED NEW HIGHS IN 1996
         ------------------------------------------------------------

                              12/31/95 - 12/31/96

                           [LINE GRAPH APPEARS HERE]
A visual chart depicts performance of the Dow Jones Industrial Average from Dec. '95 to Dec. '96.


The Dow is represented by the Dow Jones Industrial Average, a price-weighted average of 30 blue-chip stocks that are generally leaders in their industry and are listed on the New York Stock Exchange.

Source: Bloomberg Business News

/1/Source: Ibbotson Associates. Past performance does not guarantee future results. The S&P 500 is an unmanaged index representative of the U.S. stock market. Individuals cannot invest directly in any index.

---
 2
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

         ------------------------------------------------------------
                     1996 RETURNS FOR MAJOR ASSET CLASSES
         ------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                     Large Co. Stocks        23.07%
                     Small Co. Stocks        17.62%
                     Intl. Stocks            6.36%
                     T-Bills                 5.28%
                     IT Bonds                4.06%
                     LT Bonds                0.14%

Source: Ibbotson Associates. T-bills represent 90-day U.S. Treasury bills. Intermediate-Term (IT) Bonds are represented by Lehman Brothers Intermediate-Term Government and Corporate Bond Index. Long-Term (LT) Bonds are represented by Lehman Brothers Long-Term Government and Corporate Bond Index. Large Company Stocks are represented by S&P 500 Composite Index. Small Company Stocks are represented by Ibbotson Small Company Index. International Stocks are represented by MSCI EAFE Index. Indexes represent unmanaged performance.

T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. Government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold.


BONDS POST MIXED RESULTS

Fixed-income investors who may have hoped for a repeat of 1995, were disappointed by lower average returns on many bond investments. The U.S. fixed-income market experienced volatility in 1996, as economic growth raised concerns that price pressure (inflation) would surely follow. This resulted in higher interest rates (as rates rise, bond prices fall), with the yield on the 30-year Treasury Bond rising to a high of 7.19% in July 1996, up from 5.95% at the end of 1995. Inflationary pressures never surfaced, and yields came down and remained in the 6.40%-6.80% range for remainder of the year. With moderate inflation (3.3% for the year), the yield on the benchmark 30-year government bond finished at 6.64%./2/

The U.S. bond markets experienced higher volatility in 1996 due to uncertainty over potential rate adjustments by the Federal Reserve. The central bank cut short-term interest rates early in the year by 25 basis points (one-quarter of one percentage point), but then stayed on the sidelines for the remainder of the year. Long-term bonds were more negatively impacted by the uncertainty (Lehman Brothers Long-Term Government and Corporate Bond Index posted a 0.14% return for the 12 months ended 12/31/96), while intermediate- and short-term issues fared better. Treasury bonds maturing in the five to seven year range returned 2.82% for the year and mortgage-backed issues returned 5.35% for the same time period./3/

CATALYSTS FOR CHANGE IN THE GLOBAL ECONOMY

Fueled by declining interest rates in the industrial nations, all of the major world regions are experiencing positive economic growth. Foreign markets gained an average of 11.30% in local currency terms in 1996, as measured by Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index. However, a strengthening U.S. Dollar during the course of the year reduced those gains to 6.05% in U.S. Dollar terms./4/

In Europe, efforts to reduce budget deficits to meet targets set by the European Monetary Union pushed interest rates lower, supporting moderate economic growth. The Maastricht Treaty sets a 3% deficit-to-budget target ratio, and attempts


         ------------------------------------------------------------
                1996 AVERAGE STOCK GAINS IN KEY FOREIGN MARKETS
         ------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                        Spain              40.05%
                        Sweden             37.21%
                        Finland            33.94%
                        Hong Kong          33.08%
                        France             21.21%
                        Germany            13.58%
                        Japan             -15.50%

Source: Morgan Stanley Capital International. Currencies have been converted to U.S. dollars. Investments outside the U.S. are subject to special risks, including currency fluctuations, the volatility and potential for political unrest in many international markets, as well as regulations and corporate responsibility to shareholders. Returns shown do not reflect any asset-based charges for management or other expenses.

/2/ Source: Bloomberg Business News.
/3/ Source: Lehman Brothers indexes. Past performance is no guarantee of future results. Government bonds are guaranteed as to principal and interest, although funds that invest in them are not.
/4/ International investors are subject to higher taxation and risks including political and currency risks. Past performance is no guarantee of future results.

                                                                             ---
                                                                              3
                                                                             ---

              --------------------------------------------------
                         THE POWER OF DIVERSIFICATION
              --------------------------------------------------

                      January 1, 1987 - December 31, 1996

                          [POINT GRAPH APPEARS HERE]

                                                                    Risk
                                            Return          (Standard Deviation)
                                            ------------------------------------
T-Bills                                      5.74%                 0.52%
Intermediate-term Bonds                      7.91%                 3.77%
Long-term Bonds                              9.50%                 8.77%
Diversified Portfolio                       11.73%                 8.75%
Stocks                                      15.28%                16.61%

Source: Ibbotson Associates. Stocks are represented by the Standard & Poor's Index of 500 stocks (S&P 500). Long-term bonds and intermediate-term bonds are represented by the Lehman Brothers Long-Term Government and Corporate Bond Index and the Lehman Brothers Intermediate-Term Government and Corporate Bond Index, respectively. T-bills are represented by 30-day U.S. Treasury bills. Diversified Portfolio represents a portfolio consisting of 40% stocks, 40% long-term bonds, and 20% intermediate-term bonds. Past performance of these indices is not a guarantee of future results, and this chart is not intended to reflect the past or future performance of any SIERRA fund. T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are risker than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. Government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold.


to meet these targets resulted in a more stable currency environment in 1996. Many European markets posted double-digit gains in U.S. Dollar terms, led by Spain (40.05%), Sweden (37.21%), and Finland (33.94%).

Many emerging markets in Latin America and Asia also showed strong performances in 1996. Japan, however, is a recent area of concern. The world's second-largest economy enjoyed stronger economic growth early in the year along with a rising stock market. As growth momentum sputtered in the second half of the year, however, the Japanese government gave notice that it would allow market forces greater freedom, through deregulation and cuts in government spending on programs supporting certain industries. This announcement, combined with a gloomy government forecast of 1.9% GDP growth for next year, sent Japanese stocks skidding some 16% from the end of November, 1996 through early January, 1997.

OUTLOOK FOR 1997

Looking ahead, we believe the economy is poised for continued moderate growth in the 2%-2.5% range, although speculation regarding the direction of the economy will likely fuel heightened volatility in the capital markets over short-term periods. We are slightly more optimistic in our corporate earnings outlook for the first half of 1997, in spite of relatively weak consumer spending. Strength in such areas as manufacturing, inventory restocking, business investment, and export growth should continue to drive the economy forward.

Our interest rate outlook anticipates slightly higher long-term rates in the first half of the year, with the Federal Reserve continuing to monitor inflation indicators to help determine monetary policy. The yield spread between long-term bonds and underlying inflation finished the year at 3.4% (high by historical standards). Consequently, at this stage of the economic cycle, investors are not convinced that inflation will remain contained, in spite of all evidence pointing to benign price pressures. Although price inflation has not surfaced, the costs of labor and oil have risen, which adds to the concerns for future inflation. A positive offset to these pressures, however, appears to be the unwillingness of consumers to pay up for goods and services.

Given today's environment of low core inflation, high levels of employment and consumer confidence, and a positive outlook for U.S. export growth, the economy is well positioned for continued growth with little evidence of any widespread inflation. This scenario combined with the current interest rate environment should have a positive impact on both equity and fixed-income market performance, though some volatility is likely.

In summary, our 1997 outlook calls for:

 . Continued growth with higher expectations during the first half of 1997

 . Inflation rising over 1996, but still at a manageable level

 . The Federal Reserve's monetary policy holding steady, but with the potential for a slightly more restrictive posture should GDP growth trend much beyond
  3.5%

 . International growth expanding (excluding Japan, which is still contending with long-term structural problems)

 . Corporate profits expanding but at slower rates than 1996

 . Domestic stock prices (although highly valued) poised for another positive year, yet vulnerable to slight adjustments in earnings estimates

---
 4
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

LOOK TO SOUND STRATEGIES TO STEER YOUR COURSE IN 1997

Gains in many of the world's financial markets, despite ups and downs along the way, have helped buoy investor confidence in the virtues of staying invested through periods of market turbulence. Nevertheless, investors should not become overconfident that the markets will continue to provide the above-average returns that many have offered in recent years.

BE PREPARED FOR MARKET VOLATILITY

Even in a bull market, it's wise to be prepared for market volatility. Since investment risk and reward go hand in hand, it is essential that you take steps to protect your assets while striving to meet your long-term goals.

Asset allocation helps to minimize risk through diversification. Investing in different asset classes, such as stocks, bonds and cash-equivalents, helps minimize the effect a downturn in one market sector may have on your entire portfolio.

While creating a well-diversified portfolio through asset allocation can help smooth out the effects of market swings on your overall portfolio, it is essential that you review your investment mix on a regular basis. Over time, if one asset class grows faster than the others, your portfolio mix may not reflect your original asset allocation plan. Allowing your portfolio to become too heavily weighted in one class can reduce diversification and expose you to unnecessary risk.

THE SIERRA ASSET MANAGEMENT (SAM) SOLUTION

The Sierra Asset Management (SAM) Program in the Sierra Advantage Variable Annuity provides asset allocation strategies designed to help you control risk and reach your long-term financial objectives. SAM offers actively managed diversification, with a focus on regular portfolio monitoring and periodic reallocations to capture market opportunities.

If you are like most Sierra Advantage Contract Owners, it is becoming increasingly difficult to keep track of today's complex markets and still find time to actively manage your variable annuity portfolio. The SAM Program might offer the right solution for you:

 . An investment approach that balances your risk tolerance with your long-term financial goals

 . Diversified variable account portfolios that offer potentially less risk and higher returns than single investments

 . Timely investments to match your financial needs

 . Regular portfolio monitoring & periodic adjustments to take advantage of market trends and economic activity

MEET WITH YOUR INVESTMENT REPRESENTATIVE

To keep your variable annuity investment portfolio on track in 1997, stay focused on your investment objectives and time frame. To keep your portfolio properly diversified and in line with your goals, meet with your Investment Representative at least once this year. Your Investment Representative can help you re-evaluate your financial objectives and ensure that your portfolio remains on track to meet your long-term goals.


                ------------------------------------------------
                    THE SAM STRATEGY FOR ANY INVESTMENT GOAL
                ------------------------------------------------

SAM Strategy                 Return Goal*     Objective
------------------------------------------------------------------------

Capital Growth Strategy      Exceed S&P 500   High Growth
------------------------------------------------------------------------
Growth Strategy              Inflation + 7%   Growth
------------------------------------------------------------------------
Balanced Strategy            Inflation + 5%   Growth & Relative
                                              Stability of Principal
------------------------------------------------------------------------
Value Strategy               Inflation + 4%   Preserve Principal
------------------------------------------------------------------------
Fixed Strategy               Inflation + 3%   Preserve Principal
------------------------------------------------------------------------

*Each Strategy's goals assume investment over a period of six years or longer. The stated goals of the Strategy may or may not be met. They are not intended to reflect past or future performance of any of The Variable Trust Funds or SAM Strategy, and are in no way guaranteed.

                                                                             ---
                                                                              5
                                                                             ---

--------------------------------------------------------------------------------
                            INDIVIDUAL FUND REVIEWS
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
================================================================================



    To Our Contract Owners:

    We are pleased to provide you with an overview of the Funds in The Sierra Variable Trust family (except the Global Money Fund) for the 12-month period ended December 31, 1996. To help you better understand the high quality investment management available to you as a Sierra Advantage Contract Owner, we have also included biographies highlighting the individuals managing the Funds.



================================================================================
--------------------------------------------------------------------------------









THE FUNDS OF THE SIERRA VARIABLE TRUST MAY NOT BE PURCHASED DIRECTLY BUT ARE CURRENTLY AVAILABLE ONLY THROUGH THE PURCHASE OF SIERRA ADVANTAGE, A TAX-DEFERRED VARIABLE ANNUITY ISSUED BY AMERICAN GENERAL LIFE INSURANCE COMPANY. ANNUITY CONTRACT OWNER VALUES WILL DEPEND NOT ONLY ON THE PERFORMANCE OF THE FUNDS, BUT ALSO ON THE MORTALITY AND EXPENSE RISK CHARGES AND THE ADMINISTRATIVE CHARGES UNDER THE SIERRA ADVANTAGE VARIABLE ANNUITY CONTRACT.

--------------------------------------------------------------------------------
                            INDIVIDUAL FUND REVIEWS
--------------------------------------------------------------------------------

Sierra Investment Advisors Corporation

Sierra Investment Advisors Corporation ("Sierra Advisors"), a registered investment advisor, is the investment advisor to The Sierra Variable Trust, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends affecting the Funds, and directing and evaluating the invest-ment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. Sierra Advisors supervises the individual Portfolio Manager's day-to-day management of the Funds in The Sierra Variable Trust Family to ensure that the policies and guidelines are met, and to determine appropriate investment performance measures.

Stephen C. Scott
President & Chief Investment Officer

Mr. Scott received his B.A. and M.B.A. from California State University, Long Beach. He joined the firm in 1988, and is responsible for providing economic analysis, as well as conducting investment analysis and management for the Sierra Asset Management (SAM) Program. Prior to joining Sierra Advisors, Mr. Scott was President & Chairman of his own firm, SDS Investment Advisors, after serving nine years as Senior Pension Investment Manager with the Group Pension and Investment Division of The Equitable Life Assurance Society of the United States.

Michael D. Goth
Chief Operating Officer

Mr. Goth received his B.S. and M.S. degrees from Rensselaer Polytechnic Institute of New York, and M.B.A. from Harvard Business School. He joined the firm in 1991 and is responsible for the supervision of The Sierra Variable Trust's Portfolio Managers. Previously, he served as Vice President of The Boston Company Advisors, Inc. He also served as Executive Vice President of the GIT Mutual Fund Group for over ten years.

Understanding the Enclosed Charts

In order to help you understand The Sierra Variable Trust's investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. The total returns shown for the Funds are not an estimate or guarantee of future performance and do not take into account charges at the annuity and separate account level.

The total returns of the Funds reflect Sierra Advisors' and Sierra Fund Administration Corporation's ("Sierra Administration") voluntary waiver of fees, Sierra Advisors' absorption of certain expenses, and the Custodian's reduction of fees by credits. Total returns would have been lower if these fees and expenses had not been waived, absorbed, or reduced by credits.

Both the Funds' performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

--------------------------------------------------------------------------------
                       SHORT TERM HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager:
Scudder, Stevens & Clark, Inc.

[PHOTOGRAPH OF THOMAS M. POOR APPEARS HERE]

Mr. Poor, Managing Director of Scudder, is the portfolio manager for the Short Term High Quality Bond Fund. He is a Chartered Financial Analyst and has been with Scudder since 1970. Mr. Poor has had primary investment management responsibility for the Fund since its inception.

Performance Review:

From the Fund's inception (January 12, 1994) through December 31, 1996, the Short Term High Quality Bond Fund's average annual total return advanced 3.75%. For the 12-month period ended December 31, 1996, the Fund's total return was 3.74%. The Fund's 30-day SEC yield as of December 31, 1996, was 5.85%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1996?

Going into 1996, bond investors faced what appeared to be a very favorable environment featuring weak growth prospects and minimal inflation pressures. However, the factors supporting a strong bond market quickly changed. Budget talks in Washington stalled; commodity prices rose in sharp fashion, which led to increases in headline inflation measures; and the Federal Reserve cut interest rates in January 1996. However, signs of renewed economic strength, such as strong gains in employment and retail sales, put further easing into question. By mid-year, U.S. Treasury yields had risen 95 to 110 basis points.

The second half of 1996 was positive for U.S. bonds, as economic growth moderated from the second quarter's torrid pace and bond yields declined. Slower growth both domestically and abroad, combined with low inflation, dispelled investor fears and led to lower interest rates. Yields on maturities of two years and longer fell roughly 25 basis points. For the year, interest rates rose approximately 70 to 85 basis points for maturities two years and longer.

The rise in interest rates and ensuing decline in bond prices were the primary factors affecting the Fund's performance in 1996. On a more positive note, the Fund benefited from holdings in mortgages, asset-backed issues, and corporate bonds as incremental income was the primary component of returns for 1996.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

Bond investors experienced a challenging year as interest rates gyrated in the face of changing expectations for economic growth. To compensate for volatile interest rates, the Fund's duration, or sensitivity to changes in interest rates, was actively managed throughout the period.



Growth of a $10,000 investment

                           [LINE GRAPH APPEARS HERE]

                            VARIABLE-V-HI-QUAL BOND

        Inception* 1/12/94      10,000           10,000
                                10,000           10,000
                                 9,960            9,898
        Mar                      9,920            9,785
                                 9,880            9,726
                                 9,880            9,743
        Jun                      9,880            9,770
                                 9,961            9,898
                                10,001            9,942
        Sep                      9,953            9,887
                                 9,994            9,899
                                 9,994            9,843
        Dec 94                   9,838            9,864
                                 9,838           10,027
                                 9,921           10,227
        Mar                      9,999           10,291
                                10,081           10,412
                                10,288           10,680
        Jun                     10,329           10,750
                                10,329           10,778
                                10,413           10,871
        Sep                     10,455           10,942
                                10,583           11,049
                                10,668           11,182
        Dec 95                  10,753           11,288
                                10,839           11,405
                                10,753           11,323
        Mar                     10,710           11,279
                                10,710           11,269
                                10,710           11,278
        Jun                     10,797           11,384
                                10,841           11,427
                                10,886           11,451
        Sep                     10,975           11,596
                                11,065           11,776
                                11,156           11,907
        Dec 96                  11,155           11,865

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

*Index total returns were calculated from 1/31/94 to 12/31/96. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, and the Custodian reduced fees by credits. In the absence of the waivers or fees reduced by credits, yield and total return would have been lower.

---------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/96             6 Month             1 Year             Since Inception
                                                        -------             ------             ---------------
                                                                                             (January 12, 1994)
Fund                                                     3.32%               3.74%                   3.75%
Lehman Brothers Mutual Fund Short (1-5)
 Investment Grade Debt Index*                            4.23%               5.12%                   6.04%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SHORT TERM HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

The Fund began the year with a duration of 2.45 years. With interest rates falling early in the year and reaching a low point in mid-February, the Fund performed well due to this duration positioning. As economic indicators began to challenge our positive view, the Fund's duration was reduced to 2.3 years by the end of February. In response to signs of stronger economic growth, interest rate exposure was further reduced to 1.7 years in April and 1.3 years in May, reflecting our view that economic growth was accelerating and the risk of higher interest rates had increased. As real interest rates rose to attractive levels in late August, portfolio duration was extended to 1.65 years. Later in the fourth quarter, as economic indicators and core inflation measures remained steady, the Fund's duration was moved to 2.25 years. This action reflected our view that the risks to the bond market had moderated.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

The Fund's exposure to the various sectors of the bond market were managed actively during the year given relative value opportunities. The Fund benefited from investments in higher-yielding U.S. Treasury alternatives including mortgages, asset-backed issues, and corporate notes. In the mortgage sector, the Fund's holdings in seasoned premium mortgages did particularly well as the uncertain interest rate environment rewarded investors who focused on issues that had greater prepayment protection and more predictable cash flow.

The Fund's asset-backed holdings were strong performers as investors flocked to high credit quality bonds offering incremental yield. Issues backed by home equity loans and manufactured housing performed particularly well.

The Fund also benefited from corporate bond holdings in issuers including Taubman Realty Corporation, The Money Store, Inc. and Lyondell Petrochemical Company as credit spreads narrowed in response to strong investor demand for corporate bonds.

What is our intermediate- and long-term outlook for the Fund?

As we look out into 1997, we believe the outlook for the U.S. fixed income market is favorable. This outlook reflects our belief that the U.S. economy may be reaching the end of an unusually long period of sustained economic growth. The high level of consumer debt, the rise in long-term interest rates and weakness abroad are all factors that could slow growth in 1997. We anticipate inflation to remain subdued as secular trends such as increased use of technology, aging demographics, and deregulation act to contain price pressures. We also expect to see continued interest rate volatility as investors weigh these often conflicting economic indicators and secular trends.

Given our outlook, we believe interest rates will trend lower over the intermediate and long term. Bond investors should also benefit from a general decline in inflation expectations. In this favorable environment, we expect investors with a long-term outlook to be rewarded with attractive returns in the U.S. fixed income market and The Sierra Variable Trust Short Term High Quality Bond Fund.


                  ------------------------------------------
                         Broad Sector Diversification
                  ------------------------------------------

                           [PIE CHART APPEARS HERE]


                         AAA                     67.20%
                         BBB                     21.29%
                         A                       11.48%
                         NR                       0.03%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

--------------------------------------------------------------------------------
                       SHORT TERM GLOBAL GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio Manager:
Scudder, Stevens & Clark, Inc.

[PHOTOGRAPH OF ADAM M. GRESHIN APPEARS HERE]

Mr. Greshin is the lead portfolio manager for the Short Term Global Government Fund. Mr. Greshin joined Scudder in 1986 as an international bond analyst. Currently, he is Product Leader for Scudder's global and international fixed-income investing. He was involved in the original design of the Fund and has served as a member of the Fund's portfolio management team since 1993. Mr. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies effective November 1995.

Performance Review:

From the Fund's inception (May 12, 1993) through December 31, 1996, the Short Term Global Government Fund's average annual total return was 3.96%. For the 12-month period ended December 31, 1996, the Fund's total return was 8.61%. The Fund's 30-day SEC yield as of December 31, 1996, was 4.44%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1996?

In the U.S., the first quarter of 1996 was marked by a shift in sentiment from a bond-friendly environment with expectations for further rate cuts to one where inflation became a concern. An unexpected rise in U.S. payroll numbers and retail sales suggested that the bottom had been reached in the U.S. interest rate cycle, causing unease for investors worldwide. However, during the second and third quarters, the Federal Reserve's decision to leave short-term interest rates unchanged reassured fixed income investors that a tighter monetary policy was not on the near-term horizon.

In Europe, further cuts in short-term interest rates by the German Bundesbank and other European central banks fueled a rally in fixed income assets. The higher yielding bond markets continued to benefit from a combination of higher global liquidity, moderate growth, and low inflation. In addition, tighter fiscal budgets across Europe convinced investors that the member states were determined to implement European Monetary Union (EMU), thus increasing the attractiveness of the peripheral European markets of Italy, Spain and Sweden.

The markets of Australia, New Zealand and Canada, referred to collectively as the "dollar-bloc" because of their close correlation with the bond and currency of the United States, performed very well for the Fund. The dollar-bloc was aided by relatively high coupons compared to those of equivalent maturities for U.S. Treasuries and by relatively stable currencies versus the U.S. dollar.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

The Fund was well diversified during the past year, with an emphasis in Europe, the U.S., and the dollar-bloc.


Growth of a $10,000 investment

                           [LINE GRAPH APPEARS HERE]

                                VARIABLE-V-GLOB


        Inception* 5/12/93      10,000           10,000
                                 9,972            9,941
        Sep                      9,932            9,884
                                 9,932           10,089
                                 9,892           10,197
        Dec 93                   9,932           10,170
                                 9,932           10,078
                                10,012           10,139
        Mar                     10,052           10,247
                                10,012           10,213
                                 9,972           10,259
        Jun                      9,972           10,288
                                 9,972           10,273
                                 9,972           10,386
        Sep                      9,972           10,469
                                 9,931           10,483
                                 9,972           10,572
        Dec 94                  10,013           10,729
                                10,053           10,555
                                 9,809           10,571
        Mar                      9,767           10,772
                                 9,767           10,964
                                 9,809           11,301
        Jun                      9,893           11,440
                                10,059           11,643
                                10,059           11,745
        Sep                     10,143           11,872
                                10,226           11,680
                                10,352           11,886
        Dec 95                  10,435           12,018
                                10,519           12,084
                                10,602           12,236
        Mar                     10,645           12,175
                                10,645           12,208
                                10,687           12,195
        Jun                     10,856           12,305
                                10,900           12,494
                                11,030           12,557
        Sep                     11,116           12,588
                                11,294           12,783
                                11,427           12,871
        Dec 96                  11,515           12,873

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.


* Index total returns were calculated from 5/31/93 to 12/31/96. The Lehman Brothers Mutual Fund Short World Multi-Market Index includes all debt instruments of the United States and 12 Lehman major countries denominated in dollars with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.


--------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/96                     6 Month         1 Year          Since Inception
                                                                -------         ------          ---------------
                                                                                                 (May 12, 1993)
Fund                                                             6.07%           8.61%                3.96%
Lehman Brothers Mutual Fund Short World Multi-Market Index*      4.62%           5.21%                7.30%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SHORT TERM GLOBAL GOVERNMENT FUND
--------------------------------------------------------------------------------

With inflation under control, the period was characterized by an increasing appetite for risk as investors searched the world for yield and incremental return. The main beneficiaries of the rally in global bond markets were the dollar-bloc and the higher yielding markets in Europe, including Italy, Sweden and Spain. The move toward a single European currency and a single central bank also contributed to the stronger performance of the peripheral European markets relative to the "core" countries, a pattern that has remained unchallenged for the last 18 months. Our positions in the higher yielding European issues of Italy, Sweden and Spain were major contributors to the Fund's yield and total return.

Another major theme for 1996 was the strong U.S. Dollar, which posted strong gains against major reserve currencies including the Japanese Yen and German Deutsche Mark. The U.S. Dollar was aided by a booming U.S. equity market, increasing overseas demand for U.S. assets, and interest rate cuts in Europe and the dollar-bloc. With a hedging strategy of minimal foreign currency exposure, the Fund was able to participate in the prolonged rally in overseas fixed income instruments, while being insulated from the depreciation of their respective currencies.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

During 1996, the dollar-bloc markets of Canada, Australia and New Zealand provided the Fund with additional yield over equivalent U.S. Treasury securities. These markets provided attractive currencies and relatively high real rates of return (yields adjusted for inflation). As a result, we steadily increased the Fund's weighting in the dollar-bloc throughout the year and partially hedged some of the underlying currency exposure.

Our European exposure was reduced during the year with the sale of some positions in Denmark, and more significantly, Sweden, where we found the premium over the benchmark German issues narrowed significantly. Some of these assets were shifted to the U.S., and a small percentage allocated to Southeast Asia in the form of short-term, high yielding instruments. We believe these Southeast Asian issues offer an appropriate combination of excellent income potential and manageable volatility. Similar instruments have been employed successfully in the past, and their opportunistic use remains a part of our global approach to investing.

What is our intermediate- and long-term outlook for the Fund?

In light of the significant tightening of fiscal policy undertaken by most countries, European growth should remain sluggish for most of 1997. Inflation worldwide should remain subdued, although a slight rise may be anticipated. Global bonds are greatly influenced by the U.S. bond market where the outlook for growth continues to be somewhat clouded. The situation in Japan, where the economy has been in recession for much of the 1990s, is similarly uncertain. With interest rates at historical lows in Germany and Japan, any significant cuts in interest rates appear unlikely. The direction of interest rates in the U.S. will depend on how the outlook for growth develops.

Global yields have fallen dramatically in the past 12 months. For example, the average yield of the Salomon Non-U.S. Government Bond Index fell almost 80 basis points from 5.39% to 4.61%. The changes have been even more dramatic in the markets in which we have traditionally invested, including Spain, Italy, and Sweden. With Spanish 3-year bond yields below U.S. Treasuries and Italian yields merely 50 basis points above, the Fund will have difficulty finding attractive yield opportunities in its traditional markets. However, by keeping currency risk under tight control and taking advantage of the capital gains resulting from falling yields, the Fund is expected to continue providing reasonable returns over short-term U.S. Dollar investments.


           --------------------------------------------------------
                           Diversification by Region
           --------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                Europe                                  51.33%
                America                                 33.08%
                Australia/New Zealand                   12.49%
                Asia                                     3.10%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

--------------------------------------------------------------------------------
                              U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio Manager:
BlackRock Financial
Management, Inc.

[PHOTOGRAPH OF KEITH ANDERSON APPEARS HERE]

[PHOTOGRAPH OF ANDREW J. PHILLIPS APPEARS HERE]

The day-to-day management of the U.S. Government Fund's portfolio is the responsibility of a committee composed of individuals who are officers of BlackRock. This committee has managed the Fund since December, 1994, and is supervised by Keith Anderson and Andrew J. Phillips. Mr. Anderson, a Managing Director of BlackRock, has been co-head of the Portfolio Management Group since 1988. Mr. Phillips has been a portfolio manager of BlackRock since 1991 and a Principal of BlackRock since 1996.

Performance Review:

From the Fund's inception (May 6, 1993) through December 31, 1996, the U.S. Government Fund's average annual total return was 4.87%. For the 12-month period ended December 31, 1996, the Fund's total return was 3.69%. The Fund's 30-day SEC yield as of December 31, 1996, was 6.04%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1996?

While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, there was only a modest change in yields for the year. U.S. Treasury yields rose throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices. The possibility of a stronger U.S. economy prompted speculation that the Federal Reserve ("Fed") could initiate a more restrictive monetary policy. However, in response to softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters, the Fed left short-term interest rates unchanged at its most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries, and balanced budget hopes following the November elections also supported the market. On December 4, 1996, the U.S. Treasury market was rattled when Federal Reserve Chairman Alan Greenspan referred to an "irrational exuberance" in the financial markets, sparking a month-long rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

The mortgage-backed securities ("MBS") market significantly outperformed U.S. Treasuries during 1996 as lower volatility and benign prepayments prompted strong investor demand. Supply and demand technical conditions remained positive throughout the period. In addition, strong demand from



Growth of a $10,000 investment

                           [LINE GRAPH APPEARS HERE]

                               VARIABLE-V-USGOVT

Inception/*/ 5/6/93     10,000           10,000           10,000
                        10,093           10,222           10,076
Jun                     10,153           10,284           10,116
                        10,283           10,514           10,164
                        10,294           10,554           10,173
Sep                     10,305           10,594           10,202
                        10,163           10,477           10,182
                        10,227           10,518           10,265
Dec 93                  10,359           10,662           10,366
                        10,176           10,436           10,294
                         9,921           10,201           10,026
Mar                      9,829           10,121            9,852
                         9,808           10,108            9,992
                         9,792           10,084            9,970
Jun                      9,928           10,270           10,169
                         9,928           10,272           10,202
                         9,824           10,127           10,057
Sep                      9,803           10,120           10,051
                         9,760           10,102           10,020
                         9,813           10,163           10,100
Dec 94                  10,017           10,316           10,352
                        10,265           10,579           10,575
                        10,329           10,629           10,642
Mar                     10,460           10,779           10,781
                        10,821           11,119           11,216
                        10,876           11,182           11,302
Jun                     10,876           11,182           11,302
                        10,853           11,260           11,201
                        10,976           11,392           11,318
Sep                     11,031           11,501           11,418
                        11,211           11,676           11,519
                        11,403           11,858           11,650
Dec 95                  11,471           12,027           11,796
                        11,574           12,100           11,885
                        11,379           11,853           11,786
Mar                     11,333           11,755           11,743
                        11,263           11,679           11,711
                        11,193           11,660           11,677
Jun                     11,320           11,810           11,838
                        11,298           11,840           11,882
                        11,298           11,813           11,882
Sep                     11,486           12,010           12,080
                        11,750           12,274           12,317
                        11,954           12,487           12,493
Dec 96                  11,894           12,361           12,428

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.


* Index total returns were calculated from 5/31/93 to 12/31/96. The Lehman Brothers Mutual Fund U.S. General Government Index represents all U.S. Government agency and Treasury securities. The Lehman Brothers Mutual Fund U.S. Mortgage Index includes all agency mortgage-backed securities. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.


--------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/96                         6 Month       1 Year        Since Inception
                                                                    -------       ------        ---------------
                                                                                                 (May 6, 1993)
Fund                                                                 5.06%        3.69%              4.87%
Lehman Brothers Mutual Fund U.S. General Government Index*           4.65%        2.77%              6.09%
Lehman Brothers Mutual Fund U.S. Mortgage Index*                     4.98%        5.35%              6.25%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

the mortgage agencies (Fannie Mae and Freddie Mac) in the third and fourth quarters helped support MBS prices even as mortgage rates fell and refinancing activity increased. For the year, the MBS market as measured by the Lehman Brothers Mortgage Index posted a 5.35% total return versus the 3.61% return of the Lehman Brothers Aggregate Index.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

The Fund's performance was primarily affected by two major factors: MBS exposure and duration positioning. Through the first six months of 1996, the Fund maintained approximately 25% of its portfolio assets in mortgage pass-through securities bonds backed by mortgages and owned by investors who receive income from the interest and principal on the underlying mortgages. Despite relatively strong performance during the third quarter, we adopted a less favorable view of that market due to tight yield spreads compared to U.S. Treasuries and concern over accelerating prepayments, or early payment of mortgages by homeowners, if interest rates declined significantly. However, the Fund's allocation to this sector was significantly increased during the fourth quarter, ending the year at approximately 50% of portfolio assets.

Additionally, the Fund's duration, or price sensitivity to interest rate movements, was adjusted to reflect our market outlook. After maintaining a mostly neutral stance versus the duration benchmark, the Merrill Lynch 5-7 Year Treasury Index, for much of the first half of 1996, the Fund adopted a more aggressive stance later in the year, due to our positive views on domestic interest rates. The Fund's duration was significantly shortened in the weeks prior to Federal Reserve Chairman Alan Greenspan's December 4, 1996 speech, and subsequently lengthened after the pronounced bond market decline. At the end of the fourth quarter, the Fund's duration is positioned in excess of its benchmark, as we anticipate a favorable environment for bonds in 1997.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

As stated above, the Fund significantly altered its mortgage pass-through exposure throughout the period, nearly doubling its holdings from June 30, 1996, through year-end. The Fund maintained its focus on seasoned mortgages, which have weathered several refinancing cycles and are expected to provide more stable prepayment characteristics than newly issued mortgages. In addition, the Fund significantly reduced its adjustable-rate mortgage (ARM) and collateralized mortgage obligation (CMO) holdings, as the Fund took advantage of the strong price performance of short maturity mortgages.

What is our intermediate- and long-term outlook for the Fund?

Although the bond market closed 1996 on a weak note and is susceptible to further near-term weakness should economic activity increase, the Fund expects to maintain its modestly aggressive duration positioning. Low inflation, moderate economic growth, and continued strong international participation in the U.S. fixed income market are anticipated to provide strong support for domestic bonds in 1997. With respect to individual sectors, we expect to maintain the Fund's emphasis on seasoned mortgage pass-throughs, while seeking to find other value opportunities within the mortgage market.


              ---------------------------------------------------
                             Portfolio Composition
              ---------------------------------------------------

                           [PIE CHART APPEARS HERE]

              GNMA                                         25.53%
              FHLMC                                        24.10%
              U.S. Treasury Obligations                    22.22%
              CMO                                          17.82%
              ARM                                           3.95%
              FNMA                                          2.85%
              SBA                                           2.26%
              Residential Funding Mortgage Security         1.27%

Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

--------------------------------------------------------------------------------
                             CORPORATE INCOME FUND
--------------------------------------------------------------------------------

Portfolio Manager:
TCW Funds Management, Inc.

[PHOTOGRAPH OF JAMES M. GOLDBERG APPEARS HERE]

Mr. Goldberg, a Chartered Financial Analyst and Chartered Investment Counselor, has been Managing Director of TCW Management since 1989 and Managing Director of the Trust Company of the West, the parent corporation of TCW Management, since 1984. He has had primary portfolio management responsibility for the Corporate Income Fund since its inception.

Performance Review:

From the Fund's inception (May 7, 1993) through December 31, 1996, the Corporate Income Fund's average annual total return was 5.58%. For the 12-month period ended December 31, 1996, the Fund advanced 0.43% on a total return basis. The Corporate Income Fund's 30-day SEC yield as of December 31, 1996, was 6.65%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1996?

The two factors that had the most impact on Fund performance over the past year ended December 31, 1996 were: (1) the Fund's longer duration relative to its benchmark index, and (2) the improving credit quality of corporate bond issues held in the Fund.

The Fund returned 0.43% compared to a return of 3.28% for the Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index. Results for the fiscal year are primarily attributable to the portfolio's longer maturity during a period of rising interest rates. However, the credit fundamentals of corporate bonds held in the Fund strengthened during the period due to the efficiency and competitiveness of U.S. manufacturers and the continued resiliency of the domestic economy.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

A period of rising interest rates coupled with fears of accelerating inflation in the domestic economy early in the year affected the Fund's performance. Due to the long-term nature of the Fund's investment objectives, we made only modest changes to average maturity and duration during this period. The average maturity of the Fund was shortened during the past twelve months, declining from
19.6 years at December 31, 1995, to 17.8 years at December 31, 1996. The effective duration of the Fund at December 31, 1996, was 6.9 years, down from
7.3 years at December 31, 1995. As a defensive measure, continuing efforts were directed to upgrading the credit quality of the corporate bonds held in the Fund. The Fund continues to be fully invested in quality securities that we believe can achieve a high level of current income consistent with preservation of capital.


Growth of a $10,000 investment

                                VARIABLE-V-CORP
Inception/*/ 5/7/93                10,000                     10,000
                                   10,224                     10,243
Sep                                10,284                     10,317
                                   10,595                     10,574
                                   10,590                     10,599
Dec 93                             10,661                     10,652
                                   10,489                     10,521
                                   10,562                     10,583
Mar                                10,766                     10,788
                                   10,429                     10,534
                                   10,010                     10,210
Jun                                 9,844                     10,112
                                    9,782                     10,075
                                    9,735                     10,050
Sep                                 9,999                     10,304
                                    9,957                     10,315
                                    9,735                     10,123
Dec 94                              9,693                     10,100
                                    9,693                     10,084
                                    9,703                     10,168
Mar                                 9,917                     10,383
                                   10,207                     10,682
                                   10,271                     10,770
June                               10,414                     10,952
                                   11,097                     11,468
                                   11,141                     11,571
Sep                                11,006                     11,520
                                   11,275                     11,706
                                   11,432                     11,844
Dec 95                             11,671                     11,998
                                   11,887                     12,227
                                   12,138                     12,429
Mar                                12,127                     12,509
                                   11,687                     12,212
                                   11,559                     12,108
Jun                                11,559                     12,162
                                   11,583                     12,185
                                   11,487                     12,147
Sep                                11,739                     12,405
                                   12,092                     12,743
                                   12,324                     13,016
Dec 96                             12,190                     12,836



The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

* Index total returns were calculated from 5/31/93 to 12/31/96. The Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index represents all investment-grade corporate debt securities, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.

---------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/96                       6 Month          1 Year          Since Inception
                                                                  -------          ------          ---------------
                                                                                                    (May 7, 1993)
Fund                                                               5.46%            0.43%               5.58%
Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index*        5.55%            3.28%               7.22%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CORPORATE INCOME FUND
--------------------------------------------------------------------------------

A cornerstone of the Fund's investment strategy remains diversification. At December 31, 1996, the Fund held the securities of approximately 55 different issuers with an average credit quality rating of A2 by Moody's Investors Service and A- by Standard & Poor's. We focus our purchase decisions on companies which are experiencing improving fundamentals and favorable positions within the business cycle of their industries.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

The Fund's exposure to manufacturing issues remained essentially unchanged during the year, reflecting the purchase of Lockheed Martin Corporation as well as sales of Laidlaw Inc. and Northrop Grumman Corporation. The Fund's allocation to financial issues decreased slightly during the period, with the most significant change being the sale of Mellon Bank Corporation and the purchase of Dean Witter Discover & Company. The Fund's weighting in utility issues also declined during the period.

In the services sector, the Fund purchased News America Holdings and sold Dayton-Hudson Corporation due to deteriorating credit fundamentals. The moves led to a decrease in the Fund's percentage of holdings in that sector. The foreign component of the portfolio, which is comprised of U.S. Dollar-denominated issues, increased due to our purchase of Northern Telecom Capital, a Canadian provider of cellular telephone service. Holdings of U.S. Treasury and U.S. Government Agency issues increased slightly, while cash declined modestly during the period.

What is our intermediate- and long-term outlook for the Fund?

Our outlook for the Fund is positive as we see no reason for the Federal Reserve to raise interest rates in the foreseeable future. In fact, our portfolio managers believe at some point a modest reduction in rates is possible for 1997. We also expect corporate profitability to be reasonably maintained in 1997.

At year-end 1996, the U.S. economy achieved a state of equilibrium which few market participants thought possible. Our present forecast calls for a continuation of this trend with real GDP growth for 1997 estimated to average between 2.0-2.5%, and inflation, as measured by the Consumer Price Index, at approximately 3.0%. With a positive environment for both interest rates, inflation, and economic growth, we expect the Fund to continue to perform well in terms of both yield and price appreciation.

                -----------------------------------------------
                         Broad Sector Diversification
                -----------------------------------------------

                           [PIE CHART APPEARS HERE]

            Manufacturing                                   15.36%
            Financial                                       14.65%
            U.S. Government Mortgage Backed-Securities      10.08%
            Transportation                                   8.63%
            Industrial                                       8.03%
            Forest Products                                  7.64%
            Yankee                                           4.67%
            Commercial Paper                                 4.84%
            Energy                                           4.53%
            Media                                            4.47%
            Electric                                         4.22%
            Regional Banks                                   3.25%
            Gas                                              3.24%
            Retail                                           2.71%
            U.S. Treasury Bond                               2.32%
            Investment Company Security                      1.36%

             Allocation percentages are based on total investment
                    value of the portfolio as of 12/31/96.

--------------------------------------------------------------------------------
                             GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Portfolio Manager:
J.P. Morgan Investment
Management Inc.

[PHOTOGRAPH OF HENRY D. CAVANNA APPEARS HERE]

[PHOTOGRAPH OF WILLIAM M. RIEGEL APPEARS HERE]

Mr. Cavanna is a Senior Portfolio Manager in the J.P. Morgan Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1971.

Mr. Riegel is a Senior Equity Portfolio Manager in the Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1979. Mr. Cavanna and Mr. Riegel have had primary portfolio management responsibility for the Growth and Income Fund since January 1994.

Performance Review:

From the Fund's inception (January 12, 1994) through December 31, 1996, the Growth and Income Fund advanced 16.80% on an average annual total return basis. For the 12-month period ended December 31, 1996, the Fund's total return was 21.81%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1996?

For the first quarter 1996, stock picking provided the backdrop for positive performance as we outperformed the S&P 500 in 14 of 17 economic sectors. Overall, the Fund slightly outperformed both the S&P 500 and the Lipper Growth & Income Fund Average during this period. The most significant factors contributing to the Fund's performance were stock selection and solid corporate earnings growth. Sectors that were strongest during the quarter were also among the biggest underperforming sectors in 1995.

In the second and third quarter 1996, stock prices reached new highs as market participants rotated into defensive growth stocks. This was due to concern about a potential Federal Reserve tightening as a result of positive economic data. This flight to quality was also partly driven by a concern over the sustainability of corporate profits. As a result, investors concentrated on the stocks with the highest earnings stability which were the largest 50 stocks in the S&P 500. Our approach to investing, which avoids dependence on the strength of a few stocks or industry sectors, can underperform the broader market when buying is heavily focused on certain subsets of the market. Therefore, the Fund underperformed the S&P 500 during this portion of 1996.

In the fourth quarter, the Fund outperformed the S&P 500 as well as the Lipper Growth and Income Average. The biggest contributions to performance came from stock selection in the energy, basic industry, and transportation sectors while the technology, consumer stable, and services sectors detracted from performance. Market leadership was confined and overvalued stocks were


Growth of a $10,000 investment

                           [LINE GRAPH APPEARS HERE]

                                VARIABLE-V-G&I


Inception* 1/12/94              10,000                10,000
                                 9,970                 9,729
Mar                              9,670                 9,305
                                 9,860                 9,424
                                 9,900                 9,578
Jun                              9,660                 9,344
                                 9,950                 9,650
                                10,250                10,045
Sep                             10,040                 9,799
                                10,140                10,019
                                 9,670                 9,655
Dec 94                           9,830                 9,798
                                10,040                10,052
                                10,440                10,443
Mar                             10,820                10,751
                                11,030                11,068
                                11,440                11,511
Jun                             11,646                11,778
                                12,072                12,052
                                12,123                12,082
Sep                             12,437                12,592
                                12,123                12,546
                                12,792                13,097
Dec 95                          13,016                13,477
                                13,442                13,935
                                13,726                14,065
Mar                             13,949                14,200
                                14,253                14,408
                                14,415                14,780
Jun                             14,212                14,836
                                13,469                14,181
                                13,925                14,480
Sep                             14,557                15,295
                                14,734                15,717
                                15,944                16,904
Dec 96                          15,855                16,568

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

* Index total returns were calculated from 1/31/94 to 12/31/96. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, and the Custodian reduced fees by credits. In the absence of the waivers or fees reduced by credits, yield and total return would have been lower.


---------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/96                       6 Month          1 Year         Since Inception
                                                                  -------          ------         ---------------
                                                                                                  (January 12, 1994)
Fund                                                               11.55%          21.81%               16.80%
Standard & Poor's Composite Index of 500 Stocks*                   11.68%          22.95%               18.90%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

recognized, driving previous market trailers to outperform. Our investment valuation process had the portfolio positioned well as breadth returned to the market.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

During the first half of 1996, a calming of inflation and interest rate fears drove stock prices to new highs with a S&P 500 record high of 661.5 on February
12. Volatility in the stock market also increased dramatically during this period. In the first half of 1996, the Fund's shareholders benefited overall from the continued gains in the stock market. The rally was fueled by a combination of declining interest rates, expanding corporate earnings and profitability, continuing prospects for benign inflation, and increasing flows of money into domestic stock funds.

The stock market continued its record setting pace in the second half of 1996, despite a veiled warning from Alan Greenspan, Chairman of the Federal Reserve. Positive market influences included: weaker economic data which alleviated concerns about inflationary pressures, profit announcements which exceeded expectations, and the election results. The S&P 500 climbed 7.6% in November, its strongest one-month advance in five years, and 23.0% for the 12-month period. The larger-capitalization and defensive growth stocks that have led the market the past two years continued their outperformance. As evidence of a slowing economy emerged, the strong market performance attracted further interest in these "momentum" stocks. Searching for turnaround candidates was rewarded in only a few sectors with traditional value factors such as price-to-book ratios providing less overall benefit. This is evidenced by the fact that growth stocks outperformed value stocks by 400 basis points over the past year.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

Over the past 12 months, our investment strategy involved maintaining our sector neutral approach coupled with a continued focus on individual stock selection. In addition, we continue to emphasize the importance of holding a highly diversified selection of value stocks.

During 1996, the biggest contributions to performance came from stock selection in the finance and energy sectors. Individual holdings such as NationsBank Corporation and Cooper Cameron Corporation positively impacted performance during the year. Stock picking in computer software & services and healthcare lagged for the year. Humana Inc. and Learning Company, Inc. are two examples of stocks from those sectors that negatively impacted performance.

What is our intermediate- and long-term outlook for the Fund?

Our approach to investing focuses on finding attractive stocks, maintaining a low median market capitalization, and avoiding the risky practice of market timing. Therefore, the portfolio continues to be fully invested in a diversified collection of stocks. This diversified approach and aversion to overvalued stocks should be beneficial as the large blue-chip stocks, which have scored impressive gains as of late, turn out of favor as breadth continues to return to the market.

                         ----------------------------
                            Sector Diversification
                         ----------------------------

                           [PIE CHART APPEARS HERE]

                   Financial Services                 12.59%
                   Health Care                        11.37%
                   Energy                             10.54%
                   Materials & Processing              9.45%
                   Producer Durables                   8.17%
                   Technology                          8.09%
                   Consumer Discretionary              7.68%
                   Consumer Staples                    7.45%
                   Telecommunications                  6.41%
                   Autos & Transportation              5.41%
                   Retail                              5.18%
                   Other                               2.80%
                   Utilities                           2.25%
                   Computer Software & Services        1.98%
                   U.S. Treasury Bills                 0.63%

 Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Manager:
Janus Capital Corporation

[PHOTOGRAPH OF WARREN B. LAMMERT APPEARS HERE]

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager for the Growth Fund since its inception. He is a Chartered Financial Analyst.

Performance Review:

From the Fund's inception (May 7, 1993) through December 31, 1996, the Growth Fund advanced 18.07% on an average annual total return basis, outperforming the S&P 500* benchmark's 17.88% return for the same period. For the 12-month period ended December 31, 1996, the Fund's total return was 16.15%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1996?

Domestic equity markets experienced another solid year, as the S&P 500 Index posted gains of 22.95%. In 1996, The Sierra Variable Trust Growth Fund gained 16.15%. Despite impressive gains for the year, stocks experienced renewed volatility, as the markets experienced a drop of roughly 10% in July -- a significant decline by the standards of the 1990s. Stocks would recover and rally in the second half of the year, led by larger, more well-established companies. The market's narrow focus in the fourth quarter accounted for much of the difference in performance for the portfolio. Almost across the board, the fourth quarter rally was a flight to size. Not only did large stocks outperform smaller stocks by a wide margin, but the largest stocks in each capitalization category -- small, mid, and large -- performed better than their smaller siblings. According to a study published in the December 30, 1996, issue of Barron's, the 100 largest stocks (as measured by market capitalization) in the S&P 500 Index gained a healthy 30.9% on the year -- while the bottom 20% were up just 9%. The largest 30 stocks in the S&P 500 did better still, up 35.5%. Results in the small-cap arena were even more dramatic. The top 20% of stocks in the S&P 600 SmallCap Index gained 46% on the year, but the bottom 20% were actually down 4.8%. This large-cap market leadership occurred during the second half of the year, after the July decline, when large stocks recovered quickly and moved higher, while smaller stocks, which had been severely battered in the summer sell-off, continued to languish.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

While there is no definitive explanation for the market's current infatuation, large stocks often come into favor when investors are nervous about earnings and market valuations. Corporate earnings growth slowed in 1996 and appears to be slowing further in 1997, at least com-

Growth of a $ 10,000 investment

                           [LINE GRAPH APPEARS HERE]


                               VARIABLE-V-GROWTH

Inception * 5/7/93              10,000                10,000
                                10,410                10,033
Sep                             10,810                10,290
                                10,980                10,498
                                10,900                10,400
Dec 93                          11,190                l0,528
                                11,730                10,886
                                11,680                10,591
Mar                             11,390                10,129
                                11,320                10,259
                                10,970                10,427
Jun                             10,560                10,171
                                10,910                10,505
                                11,541                10,935
Sep                             11,571                10,667
                                11,831                10,907
                                11,451                10,510
Dec 94                          11,491                10,665
                                11,611                10,942
                                11,971                11,368
Mar                             12,232                11,704
                                12,662                12,048
                                13,162                12,530
Jun                             13,934                12,821
                                14,838                13,119
                                14,928                13,152
Sep                             15,420                13,707
                                14,988                13,657
                                15,721                14,257
Dec 95                          15,781                14,665
                                16,083                15,163
                                16,835                15,304
Mar                             16,956                15,451
                                17,809                15,678
                                18,160                16,083
Jun                             17,392                16,144
                                16,120                15,430
                                17,208                15,756
Sep                             18,387                16,643
                                17,769                17,102
                                18,331                18,394
Dec 96                          18,330                18,032

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

* Index total returns were calculated from 5/31/93 to 12/31/96. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/96
                                              6 Month   1 Year   Since Inception
                                              -------   ------   ---------------
                                                                  (May 7, 1993)

Fund                                            5.40%   16.15%        18.07%
Standard & Poor's Composite Index of 500
 Stocks*                                       11.68%   22.95%        17.88%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------

pared to the record gains of 1992-1995. Meanwhile, the broad market proceeded higher, supported by nearly ideal economic conditions: moderate growth, mild inflation, and low interest rates. The combination of uncertain earnings growth and dramatic market advances put the squeeze on stock valuations, and sent investors scurrying for a safe haven in the fourth quarter. The bad news in this scenario is that "safe" stocks were bid up to "unsafe" levels. The good news is that many of the stocks the current rally ignored have fallen to attractive valuations. As a result, small capitalization stocks now have significantly more potential for appreciation, and significantly less potential for depreciation, than the high-flying behemoths.

Were there any shifts in the Fund's portfolio holdings/ sectors that had a significant impact on Fund performance?

At Janus, portfolios are constructed on an individual stock-by-stock basis. Each issue is selected according to its own merits as determined by fundamental, bottom-up research. As such, assets are not allocated to particular sectors, but they are accumulated as a result of the portfolio's overall stock selection. Additionally, certain themes may develop as our research locates a number of companies capitalizing on a high growth area within the same or even differing fields.

That said, recent market conditions were tough on those of us who choose stocks based on their individual merits. Although our large stocks performed reasonably well, small- and mid-cap holdings inhibited portfolio performance, and many business services or outsourcing stocks also came under profit taking after posting substantial gains earlier. Examples of these companies are: National Processing, Inc., First USA Paymentech, Inc., which processes credit card transactions, and TeleTech Holdings Inc., a provider of customer phone representatives. TeleTech retrenched significantly during the fourth quarter for no fundamental reason, so we are holding the position. However, we took losses in stocks where the fundamentals had deteriorated. These included Itron Inc., which produces equipment for automated utility meter readings and Black & Decker Corporation, the power tools manufacturer. We also reduced holdings in drug manufacturer Centocor, Inc.

JDA Software Group Inc., which produces integrated business software applications, was sold at a profit after reaching full valuation. Other positions that did well recently, but still have further to go, include the insurer UNUM Corporation, MFS Communication Company, Inc., which was just acquired by WorldCom, Inc. (another portfolio holding), Cincinnati Bell, Inc., Pittway Corporation, and Warner-Lambert Company.

Several prominent additions included Parametric Technology Company, which develops design and manufacturing software, Lamar Advertising Company, a billboard advertising company, and Monsanto Company, which is rapidly changing itself from a chemical company to a global manufacturer of agricultural and pharmaceutical products.

What is our intermediate- and long-term outlook for the Fund?

As we enter 1997, our approach to portfolio management remains consistent. We rely on intensive, fundamental research to locate individual companies that have exceptional fundamentals. Additionally, we intend to execute our strategy opportunistically, because we expect stock prices to be volatile this year. By being more selective, we hope to enhance portfolio returns by using market fluctuations to obtain better prices on both the buy and sell side.


                         ----------------------------
                            Sector Diversification
                         ----------------------------

                           [PIE CHART APPEARS HERE]

Technology                              18.84%
Telecommunications                      16.69%
Financial Services                      13.82%
Computer Software & Services            13.06%
Consumer Discretionay                   12.03%
Health Care                             11.76%
Commercial Paper                         4.76%
Materials & Processing                   3.77%
Retail                                   2.08%
Energy                                   1.26%
Autos & Transportation                   0.78%
Other                                    0.60%
Restaurants                              0.28%
Consumer Staples                         0.27%


 Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

--------------------------------------------------------------------------------
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Manager:
Janus Capital Corporation

[PHOTOGRAPH OF JAMES P. GOFF APPEARS HERE]
James P. Goff

Mr. Goff has a degree from Yale University, and is a Chartered Financial Analyst. He has been with Janus since 1988, and has had primary portfolio management responsibility for the Emerging Growth Fund since its inception.

Performance Review:

From the Fund's inception (January 12, 1994) through December 31, 1996, the Emerging Growth Fund advanced 15.09% on an average annual total return basis. For the 12-month period ended December 31, 1996, the Fund's total return was 10.04%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1996?

The markets produced substantial gains in 1996, despite a considerable amount of volatility. While small capitalization issues made dramatic gains early in the year, they eventually encountered tremendous volatility. In some market areas, such as technology and other high P/E stocks, the action was brutal in the third quarter, marked in many cases by indiscriminate selling. However, equities proved resilient, and stocks produced very respectable gains in the last half of the year, as a number of indices ended the year at or near record levels. For the year, the S&P 500 Index gained 22.95%, and the Standard & Poor's MidCap 400 Index was up 19.20%. During this period, the Sierra Emerging Growth Fund was up 10.04%, underperforming the S&P 400 Index.

According to a study published in the December 30, 1996, issue of Barron's, the 100 largest stocks (measured by total market value) in the S&P 500 Index gained a healthy 30.9% on the year, while the bottom 20% were up just 9%. The largest 30 stocks in the S&P 500 did better still, up 35.5%. Results in the small-cap sector were even more dramatic. The top 20% of stocks in the S&P 600 SmallCap Index gained 46% on the year, but the bottom 20% (again, as measured by market value) were actually down 4.8%. In short, performance within the indices was highly segmented, with the most liquid issues far outpacing everything else.

Much of this large-cap market leadership occurred during the second half of the year, after the July decline, when large stocks rebounded quickly and smaller stocks, which had been severely battered in the summer sell-off, recovered only moderately.

Typically, larger, more well-established companies tend to draw a premium when investors become nervous about earnings and/or market valuations. Earnings slowed in 1996, and appear to be slowing further in 1997 (at least compared to the record gains of 1992-1995). Meanwhile, stock prices have surged, supported by excellent economic conditions: moderate growth, mild inflation, and low interest rates. During the fourth quarter, the combination of slower earnings growth and dramatic market advances put a squeeze on valuations, and sent investors scurrying for a safe haven. Unfortunately, "safe" stocks were bid up to "unsafe" levels. On the plus side, however, many stocks that the rally ignored fell to attractive valuations, so many smaller companies now have significantly more potential for apprecia-

* Index total returns were calculated from 1/31/94 to 12/31/96. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, and the Custodian reduced fees by credits. In the absence of the waivers or fees reduced by credits, yield and total return would have been lower.

Growth of a $10,000 investment
[LINE GRAPH APPEARS HERE]

                               VARIABLE-V-EMERG

Inception* 1/12/94            10,000               10,000
                              10,160                9,729
Mar                            9,950                9,305
                               9,720                9,424
                               9,800                9,578
Jun                            9,530                9,344
                               9,880                9,650
                              10,350               10,045
Sep                           10,520                9,799
                              11,010               10,019
                              10,240                9,655
Dec 94                        10,530                9,798
                              10,530               10,052
                              10,830               10,443
Mar                           10,790               10,751
                              10,630               11,068
                              10,630               11,511
Jun                           11,454               11,778
                              12,267               12,052
                              12,659               12,082
Sep                           13,261               12,592
                              12,789               12,546
                              13,010               13,097
Dec 95                        13,793               13,477
                              13,592               13,935
                              14,375               14,065
Mar                           15,319               14,200
                              15,771               14,408
                              16,423               14,780
Jun                           15,807               14,836
                              13,835               14,181
                              14,950               14,480
Sep                           15,539               15,295
                              15,095               15,717
                              15,240               16,904
Dec 96                        15,177               16,568


The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

----------------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/96       6 Month   1 Year   Since Inception
                                                   --------  -------  ----------------
                                                                      (January 12, 1994)
Fund                                               -4.11%    10.04%        15.09%
Standard & Poor's Composite Index of 500 Stocks*   11.68%    22.95%        18.90%
----------------------------------------------------------------------------------------

                              EMERGING GROWTH FUND


tion, and significantly less potential for depreciation, than their larger, high-flying siblings.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

The portfolio lagged the index in part due to several individual disappointments, especially in the wireless communications area, but also because broad market advances had an unusually narrow focus the last three months. Almost across the board, the fourth-quarter rally was a flight to liquidity -- that is, investors put money almost exclusively into companies with larger market capitalizations. Not only did large stocks continue to outperform smaller stocks, but the largest stocks in each capitalization category -- small-, mid-, and large-cap -- performed better than their smaller siblings.

We cannot predict when market conditions will change. But we do know the market will eventually abandon its fixation on size -- probably sooner rather than later -- and once again start rewarding companies for exceptional individual fundamentals. Historically, the record shows the fourth quarter was an anomaly in the equities markets.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

A number of our holdings either came under profit-taking, or were out of sync with market psychology, even though their long-term fundamentals have not changed or have even improved. Many of our wireless communications holdings declined during the fourth quarter, which include Paging Network Inc., Millicom International Cellular SA, PriCellular Corporation, and Omnipoint Corporation. Paging Network's new Voice Now pager product was delayed; Millicom had some unforeseen development expenses; and the infrastructure of Omnipoint's New York system was not completed as soon as had been expected. Insignia Financial Group Inc., the largest administrator of real estate partnerships in the U.S., suffered a setback when a major acquisition was abandoned, and Viking Office Products, Inc., where the fundamentals are very much intact, declined on concerns about the pace of domestic revenue growth. HFS, Inc. has been off from its recent peaks, but continues to make sound strategic acquisitions, although the market has been concerned about the general pace of these acquisitions. We believe that HFS has a highly competent management team and should be able to successfully integrate these recent acquisitions, producing continued synergies while generating considerable revenue growth. Fastenal Company is a compelling story that unfortunately came under price pressure early in the fourth quarter after missing earnings estimates. Fortunately, the stock has come back off its lows and remains a top position. The company has strong earnings prospects as it continues to expand while leveraging its existing distribution network with new products. Fastenal is currently in a transition period as it prepares for these new product lines. New products require additional personnel, and these costs have negatively impacted current earnings. However, this should only have a negligible effect as these product lines should strengthen earnings in a relatively short period of time. Though the setbacks were real, they should prove temporary because the long-term outlook for these companies continues to be very positive.

Among the portfolio's more recent gainers were Trigen Energy Corporation, an independent supplier of utilities to large commercial buildings and institutions; Barnett Inc., a distributor of plumbing, hardware, and electrical supplies, whose rate of earnings growth continues to improve; and longtime holding Wisconsin Central Transportation Corporation.

What is our intermediate- and long-term outlook for the Fund?

We remain committed to our investment philosophy: intensive, fundamental analysis. We apply a number of screens to discover small- to medium-sized companies that meet our investment criteria. Primarily, we look for companies with rapid growth prospects and currently, we are looking at a minimum rate of 20%. At the same time, we want a low-risk company that is not only insulated from the general economy, but which also has a dominant market position. Finally, we look for stocks that are under-followed. Although this may seem like a difficult combination to find, we feel that the Fund's current holdings reflect this investment philosophy.



                            Sector Diversification

                           [PIE CHART APPEARS HERE]

Telecommunications          10.21%           Other                      3.11%
Commercial Paper             6.79%           Autos & Transportation     5.47%
Retail                      19.48%           Health Care                5.08%
Producer Durables            2.92%           Warrant                    0.56%
Restaurants                 10.51%           Consumer Staples           2.75%
Computer Software & Services 0.29%           Financial Services         7.37%
Technology                   3.41%           Consumer Discretionary    14.67%
                                             Materials & Processing     7.38%

 Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

                           INTERNATIONAL GROWTH FUND


Portfolio Manager:
Warburg, Pincus Counsellors, Inc.

The following people have been primarily responsible for managing the International Growth Fund since April 8, 1996. Richard H. King, Senior Managing Director, joined the firm to found the department and has 28 years of investment experience. Prior to joining Warburg, Mr. King was chief investment officer and a director of Fiduciary Trust Company International S.A. in London from 1984 to 1988. P. Nicholas Edwards, Senior Vice President, has 12 years of investment experience. Prior to joining Warburg, Mr. Edwards was a director and senior analyst at Jardine Fleming Investment Advisers in Tokyo from 1991 to 1995. Harold W. Ehrlich, CFA, CIC, Senior Vice President, has 13 years of investment experience. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Nicholas P.W. Horsley, Senior Vice President, has 15 years of investment experience. Prior to joining Warburg, Mr. Horsley was a director, portfolio manager and analyst at Barclays de Zoete Wedd in New York. Vincent J. McBride, Vice President, has 9 years of investment experience. Prior to joining Warburg, Mr. McBride was an inter-national equity analyst at Smith Barney Inc. from 1993 to 1994. He was an international equity analyst at General Electric Investments from 1992 to 1993 and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.

Performance Review:

From the Fund's inception (May 7, 1993) through December 31, 1996, the International Growth Fund's average annual total return was 8.34%. For the 12-month period ended December 31, 1996, the Fund's total return was 9.04%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1996?

As of April 8, 1996, Warburg, Pincus assumed responsibility as sub-advisor for the International Growth Fund. Since then, many different factors contributed to the Fund's performance. The second quarter was dedicated to realigning the portfolio. The portfolio managers scaled the holdings to between 125 and 150 securities and increased the country weightings to between 22 to 27 countries, to bring the portfolio in line with Warburg, Pincus' International Equity discipline. In the third quarter, the Fund saw strong performance from many of its European holdings, but much of these gains were negated by weakness in Japan and South Korea. Although there is a possibility for near-term weakness, we continue to view the prospects of both these Asian markets favorably. The fourth quarter produced strong results for most of the foreign stock markets. By region, the largest gains once again belonged to Europe, whose markets continued to benefit from falling interest rates and optimism regarding the prospects for monetary union. Asian markets generally rose, though several (Japan, South Korea and Thailand) did suffer declines.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

Much of the performance during the period can be attributed to the individual geographic region or country performance. In the third quarter, many European markets showed solid gains, supported by an easing of monetary poli-


* Index total returns were calculated from 5/31/93 to 12/31/96. The Morgan Stanley Capital International EAFE Index ("EAFE") includes 1,050 companies representing the stock markets of Europe, Australia, New Zealand and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisor Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.

[LINE GRAPH APPEARS HERE]

                             VARIABLE-V-INT-GROWTH
                Inception/*/ 5/7/93     10,000           10,000
                                        10,120            9,844
                Sep                     11,080           10,497
                                        11,430           10,820
                                        10,820            9,875
                Dec 93                  11,310           10,588
                                        11,800           11,482
                                        11,890           11,450
                Mar                     11,470           11,482
                                        11,840           11,421
                                        11,890           11,356
                Jun                     11,784           11,516
                                        12,065           11,627
                                        12,246           11,902
                Sep                     11,864           11,527
                                        12,115           11,911
                                        11,643           11,324
                Dec 94                  11,523           11,381
                                        11,021           10,944
                                        10,901           10,912
                Mar                     11,142           11,593
                                        11,473           12,029
                                        11,543           11,886
                Jun                     11,392           11,707
                                        11,980           12,420
                                        11,787           11,850
                Sep                     11,868           12,147
                                        11,676           11,967
                                        11,777           12,284
                Dec 95                  12,284           12,690
                                        12,680           12,742
                                        12,639           12,785
                Mar                     12,771           13,056
                                        12,954           13,436
                                        12,933           13,192
                Jun                     13,044           13,249
                                        12,459           12,667
                                        12,604           12,813
                Sep                     12,913           13,127
                                        12,809           12,975
                                        13,416           13,474
                Dec 96                  13,394           13,457

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

    Average Annual Total Returns as of 12/31/96       6 Month   1 Year   Since Inception
                                                      -------   ------   ---------------
                                                                          (May 7, 1993)
Fund                                                  2.69%     9.04%         8.34%
Morgan Stanley Capital International EAFE Index*      0.15%     4.67%         8.24%

                           INTERNATIONAL GROWTH FUND


cy by several of the region's central banks. Asian-Pacific markets generally fell; Latin American markets were varied. Brazil, Mexico and Venezuela advanced, while Argentina and Chile lagged.

In the fourth quarter, European holdings provided much of the strength in overall portfolio performance. British companies have enjoyed strong profit growth in recent quarters, and are much closer to hitting a peak in their earnings cycle than are companies elsewhere in Europe. In addition, the Fund's Spanish stocks contributed positively to its performance during the fourth quarter, continuing to benefit from the decline in Spanish bond yields. We continue to avoid the Italian stock market, which significantly underperformed most other European markets in local currency terms in 1996. On the other hand, the French market has been a disappointment due to several recent moves by the French Government.

In Asia and the Pacific, the Fund continues to get value from its holdings in Hong Kong, which largely represents plays on economic growth in China. The center-right coalition government that has emerged from October elections in New Zealand appears likely to maintain most of the country's existing economic policies, which is clearly favorable for the stock market. In South Korea, the market continued to fall in the fourth quarter due to concerns over slower economic growth and widening current account and trade deficits. The equity market in Japan underperformed in the fourth quarter, largely due to worries over a slowdown in economic growth. Our techniques do not change from quarter to quarter; we use a consistent bottom-up process with a top-down view and look for value on a longer-term basis.

Were there any shifts in the Fund's portfolio holdings/ sectors that had a significant impact on Fund performance?

The Fund has benefited from a reduction in Japanese holdings during the second half of 1996 as the Japanese equity market declined considerably during the fourth quarter. The Fund has increased holdings over the past six months in markets such as Sweden, Korea, and Israel.

Some individual securities that have been recently added to the portfolio are Korea Electric Power Corporation, GEA AG Corporation, and Eaux (Cie Generale
Des). Korea Electric Power is a large, blue-chip company selling at extremely low multiples, reflecting the general weakness in the South Korean market. At its current level, the stock is one of the cheapest electric-utility companies in the world. GEA is a German engineering company with strong global market share in three areas: food processing, air treatment and refrigeration, and thermal and power technology. Our conservative estimate is that the company can generate annual earnings-per-share growth of nearly 15% through the year 2000. Eaux (Cie Generale Des) is a large, French, multi-industry company that historically has earned most of its revenues from water management and construction. The company has made a large number of acquisitions, including the expansion of its emphasis on cellular communications. This stands to be an extremely profitable area going forward and should help the company grow its overall earnings far faster than the French market as a whole.

What is our intermediate- and long-term outlook for the Fund?

Most of our buying in Europe is outside the U.K. where the potential for earnings is proportionately greater. The major risk to the Italian stock market is that the country fails to meet the criteria for a single European currency. If this happens, Italian bond yields could rise significantly. This would take a heavy toll on the stock market; hence we remain wary of making any major new commitments. We continue to view the prospects for the Spanish market favorably. The Fund's Spanish holdings include Banco Santander, one of the country's largest banks; Iberdrola SA, an electric utility; and Repsol SA, ADR, an oil and gas company. In France, we think that the potential exists for stronger economic growth in 1997, given the continued low level of interest rates, which would provide broad benefit to French companies.

Our positive outlook on Australian stocks is due to tangible signs of recovery in corporate earnings (after two years of generally poor results) and the potential for further cuts in short-term interest rates from the Bank of Australia. Positive signs for the New Zealand market can be seen in the recent modification of the Reserve Bank Act. This has allowed New Zealand's central bank to lower short-term interest, with likely further easing. In Hong Kong, we remain confident that the territory's pending change from British to Chinese hands will result in little disruption of its financial markets, and are also encouraged by the earnings outlook for many Hong Kong companies in 1997.

It seems reasonable to expect a better year for Japanese equities in 1997 than in 1996; thus we have maintained Japan's representation in the Fund. We continue to hedge a portion of the Fund's Yen exposure as a defensive measure, and have implemented a Nikkei Index hedge.


                           Diversification by Region

[PIE CHART APPEARS HERE]

Europe                  29.93%
Americas                22.92%
Australia/New Zealand    9.48%
Asia                    37.67%


 Allocation percentages are based on total investment value of the portfolio as of 12/31/96.

 STATEMENTS OF ASSETS AND LIABILITIES
                           THE SIERRA VARIABLE TRUST

                               DECEMBER 31, 1996

                                                                     SHORT TERM
                                                          GLOBAL        HIGH
                                                           MONEY    QUALITY BOND
                                                           FUND         FUND
                                                        ----------- ------------
ASSETS:
Investments, at value (Note 2)
 See portfolios of investments (a)....................  $24,072,917 $12,322,086
Cash and/or foreign currency (b)......................        3,099         406
Dividends and/or interest receivable..................       64,851     107,844
Receivable for investment securities sold.............      --            1,193
Receivable for Fund shares sold.......................      --            2,252
Net unrealized appreciation of forward foreign
 currency contracts (Note 2)
 See portfolios of investments........................      --           --
Unamortized organization costs (Note 7)...............        8,307      --
Variation Margin (Note 2).............................      --           --
Other assets..........................................        1,248         917
                                                        ----------- -----------
Total Assets..........................................   24,150,422  12,434,698
                                                        ----------- -----------
LIABILITIES:
Net unrealized depreciation of forward foreign
 currency contracts (Note 2)
 See portfolios of investments........................      --           --
Payable for investment securities purchased...........      849,014      --
Payable for Fund shares redeemed......................        3,917      --
Investment advisory fee payable (Note 3)..............        6,962       6,070
Administration fee payable (Note 3)...................        3,513       1,892
Transfer agent fees payable (Note 3)..................          307         293
Custodian fees payable (Note 3).......................          893       1,079
Accrued Trustees' fees and expenses (Note 4)..........          905         488
Reverse repurchase agreements (Notes 2 and 5).........      --           --
Payable for dollar roll transactions (Notes 2 and 5)..      --           --
Deferred income for dollar roll transactions (Notes 2
 and 5)...............................................      --           --
Options written, at value ( Premium received of $3,552
 and $34,280 for the Short Term High Quality Bond Fund
 and the Short Term Global Government Fund,
 respectively) (Notes 2 and 5)
 See portfolios of investments........................      --            3,104
Accrued expenses and other payables...................       19,394      19,890
                                                        ----------- -----------
Total Liabilities.....................................      884,905      32,816
                                                        ----------- -----------
NET ASSETS............................................  $23,265,517 $12,401,882
                                                        =========== ===========
NET ASSETS CONSIST OF:
Undistributed net investment income/(distributions in
 excess of net investment income).....................  $    15,877 $     3,803
Accumulated net realized gain/(loss) from security
 transactions, futures contracts, forward foreign
 currency contracts, foreign currency transactions and
 written options......................................      --         (395,266)
Net unrealized appreciation/(depreciation) of
 securities, futures contracts, forward foreign
 currency contracts, foreign currency, written options
 and other assets and liabilities.....................      --           94,507
Paid-in capital.......................................   23,249,640  12,698,838
                                                        ----------- -----------
Total Net Assets......................................  $23,265,517 $12,401,882
                                                        =========== ===========
NET ASSET VALUE, offering price and redemption price
 per share of beneficial interest outstanding.........  $      1.00 $      2.43
                                                        =========== ===========
Number of Fund shares outstanding.....................   23,261,642   5,099,390
                                                        =========== ===========
------------
(a)INVESTMENTS, AT COST (NOTE 2)......................  $24,072,917 $12,228,027
(b)CASH AND/OR FOREIGN CURRENCY, AT COST (NOTE 2).....  $     3,099 $       406

                       See Notes to Financial Statements.

 SHORT TERM
   GLOBAL         U.S.       CORPORATE   GROWTH AND                EMERGING   INTERNATIONAL
 GOVERNMENT    GOVERNMENT     INCOME       INCOME       GROWTH      GROWTH       GROWTH
    FUND          FUND         FUND         FUND         FUND        FUND         FUND
 -----------   -----------  -----------  ----------- ------------ ----------- -------------
 $21,168,147   $79,659,257  $61,919,260  $62,480,412 $115,509,002 $55,936,702  $61,410,425
         563       501,624          199        2,219       18,865      74,618      322,848
     499,239       598,177    1,116,742      106,138       21,411      14,039      131,294
     --            --           --           --           778,944     340,757      302,195
       2,854         2,140      --            17,592      --           46,192      --
     330,959       --           --           --           --          --           355,607
       8,342         8,241        8,257      --             8,257     --             8,257
     --            141,250      --           --           --          --           --
       1,522         3,804        3,874        3,338        6,706       3,356        3,488
 -----------   -----------  -----------  ----------- ------------ -----------  -----------
  22,011,626    80,914,493   63,048,332   62,609,699  116,343,185  56,415,664   62,534,114
 -----------   -----------  -----------  ----------- ------------ -----------  -----------
     --            --           --           --             1,081     160,109      --
     --            401,694      --            75,601       79,520     283,529       56,457
     --            --             9,731      --            35,648     --            13,976
      13,937        33,917       33,154       42,191       87,212      40,889       48,578
       3,345        10,175        9,181        9,493       17,614       8,435        9,390
         305           361          353          356          422         347          355
       1,917         1,714        1,435        2,736        6,754       2,798        5,318
         862         2,621        2,365        2,446        4,538       2,173        2,419
     --          5,087,250      --           --           --          --           --
     --          8,764,931    3,070,465      --           --          --           --
     --              2,538        2,188      --           --          --           --
      40,055       --           --           --           --          --           --
      40,820        45,997       36,260       32,341       46,612      29,895       43,105
 -----------   -----------  -----------  ----------- ------------ -----------  -----------
     101,241    14,351,198    3,165,132      165,164      279,401     528,175      179,598
 -----------   -----------  -----------  ----------- ------------ -----------  -----------
 $21,910,385   $66,563,295  $59,883,200  $62,444,535 $116,063,784 $55,887,489  $62,354,516
 ===========   ===========  ===========  =========== ============ ===========  ===========
 $  (208,526)  $    25,240  $    55,812  $   497,122 $    145,343 $   160,114  $   619,142
    (182,141)   (2,332,406)  (2,243,323)   6,583,394   14,913,903   2,592,824    1,053,707
     765,716     1,356,940      463,804    7,659,468   13,688,100   9,863,003    3,886,937
  21,535,336    67,513,521   61,606,907   47,704,551   87,316,438  43,271,548   56,794,730
 -----------   -----------  -----------  ----------- ------------ -----------  -----------
 $21,910,385   $66,563,295  $59,883,200  $62,444,535 $116,063,784 $55,887,489  $62,354,516
 ===========   ===========  ===========  =========== ============ ===========  ===========
 $      2.48   $      9.77  $      9.82  $     14.29 $      16.01 $     14.70  $     13.02
 ===========   ===========  ===========  =========== ============ ===========  ===========
   8,843,198     6,815,332    6,095,560    4,370,788    7,247,908   3,801,138    4,790,516
 ===========   ===========  ===========  =========== ============ ===========  ===========
 $20,722,662   $78,514,903  $61,455,456  $54,820,944 $101,820,608 $45,915,281  $57,881,532
 $     1,516   $   501,624  $       199  $     2,219 $     23,066 $    74,624  $   323,943

                       See Notes to Financial Statements.

 STATEMENTS OF OPERATIONS
                           THE SIERRA VARIABLE TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                      SHORT TERM
                                                           GLOBAL        HIGH
                                                           MONEY     QUALITY BOND
                                                            FUND         FUND
                                                         ----------  ------------
INVESTMENT INCOME:
Dividends..............................................  $       --   $      --
Foreign withholding tax on dividend income.............      --           --
Interest...............................................   1,108,964     942,451
Foreign withholding tax on interest income.............      --           --
Fee income (Note 5)....................................      --           --
                                                         ----------   ---------
 Total Investment Income...............................   1,108,964     942,451
                                                         ----------   ---------
EXPENSES:
Investment advisory fee (Note 3).......................     102,014      66,754
Administration fee (Note 3)............................      36,725      24,031
Trustees' fees and expenses (Note 4)...................       3,098       1,989
Legal and audit fees...................................      21,815      24,948
Transfer agent fees (Note 3)...........................       1,722       2,439
Custodian fees (Note 3)................................       4,389       6,784
Amortization of organization costs (Note 7)............       6,137       --
Other..................................................       4,439      14,872
                                                         ----------   ---------
Expenses before waiver of fees.........................     180,339     141,817
Fees waived by investment advisor (Note 3).............     (61,700)    (10,732)
Fees reduced by credits allowed by the custodian (Note
 3)....................................................        (303)       (276)
                                                         ----------   ---------
 Total expenses before interest expense................     118,336     130,809
                                                         ----------   ---------
Interest expense (Note 5)..............................      --           --
                                                         ----------   ---------
 Total Expenses........................................     118,336     130,809
                                                         ----------   ---------
NET INVESTMENT INCOME/(LOSS)...........................     990,628     811,642
                                                         ----------   ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 (NOTES 2 AND 5):
Realized gain/(loss) from:
 Security transactions.................................         544    (156,023)
 Forward foreign currency contracts and foreign
  currency transactions................................      --         (21,340)
 Futures contracts.....................................      --         (92,454)
 Written options.......................................      --             644
Net unrealized appreciation/(depreciation) of:
 Securities............................................      --        (102,420)
 Forward foreign currency contracts....................      --           --
 Foreign currency, written options, futures contracts
  and other assets and liabilities.....................      --             448
                                                         ----------   ---------
Net Realized and Unrealized Gain/(Loss) on
 Investments...........................................         544    (371,145)
                                                         ----------   ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $  991,172   $ 440,497
                                                         ==========   =========

                       See Notes to Financial Statements.

SHORT TERM
  GLOBAL       U.S.       CORPORATE   GROWTH AND                 EMERGING   INTERNATIONAL
GOVERNMENT  GOVERNMENT     INCOME       INCOME       GROWTH       GROWTH       GROWTH
   FUND        FUND         FUND         FUND         FUND         FUND         FUND
----------  -----------  -----------  -----------  -----------  ----------  -------------
$       --  $        --  $        --  $ 1,027,283  $   680,492  $  109,279   $1,073,683
    --          --           --           --           (30,207)    (10,337)    (113,480)
 1,584,502    4,274,470    4,598,536       99,669      670,538     100,110      130,674
   (41,650)     --           --           --           --           --             (299)
    --          116,700       42,589      --           --           --           --
----------  -----------  -----------  -----------  -----------  ----------   ----------
 1,542,852    4,391,170    4,641,125    1,126,952    1,320,823     199,052    1,090,578
----------  -----------  -----------  -----------  -----------  ----------   ----------
   166,447      363,268      381,643      436,358      961,131     461,791      524,048
    39,947      108,980      105,686       98,181      193,861      95,144      100,408
     3,278        9,487        8,805        8,467       16,168       8,017        8,829
    46,045       40,876       38,479       36,084       54,374      35,091       58,927
     2,668        1,902        1,860        1,924        2,094       1,889        1,915
    10,755        8,394        8,244       18,439       44,573      19,711       39,438
     6,137        6,137        6,137      --             6,137      --            6,137
     8,861       31,126       25,038       18,420       35,012      16,346       37,122
----------  -----------  -----------  -----------  -----------  ----------   ----------
   284,138      570,170      575,892      617,873    1,313,350     637,989      776,824
    --          --           --           --           --           --           --
      (116)      (2,185)         (91)        (567)      (4,277)     (3,564)      (1,384)
----------  -----------  -----------  -----------  -----------  ----------   ----------
   284,022      567,985      575,801      617,306    1,309,073     634,425      775,440
----------  -----------  -----------  -----------  -----------  ----------   ----------
    --           83,013      --           --           --           --           --
----------  -----------  -----------  -----------  -----------  ----------   ----------
   284,022      650,998      575,801      617,306    1,309,073     634,425      775,440
----------  -----------  -----------  -----------  -----------  ----------   ----------
 1,258,830    3,740,172    4,065,324      509,646       11,750    (435,373)     315,138
----------  -----------  -----------  -----------  -----------  ----------   ----------
  (128,366)     184,928     (162,448)   6,622,266   14,083,349   3,398,476    1,611,935
   144,427      --               (14)     --           117,321    (158,295)     351,966
    --         (500,943)     --           --         1,191,291      --           --
   264,338      --           --           --           --           --           --
  (222,122)  (1,159,804)  (3,654,962)   3,780,341       15,013   1,960,749    2,030,511
   567,861      --           --           --           128,018    (149,738)     325,554
   (48,250)     259,329           14      --           (18,956)      1,568        8,628
----------  -----------  -----------  -----------  -----------  ----------   ----------
   577,888   (1,216,490)  (3,817,410)  10,402,607   15,516,036   5,052,760    4,328,594
----------  -----------  -----------  -----------  -----------  ----------   ----------
$1,836,718  $ 2,523,682  $   247,914  $10,912,253  $15,527,786  $4,617,387   $4,643,732
==========  ===========  ===========  ===========  ===========  ==========   ==========

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS
                           THE SIERRA VARIABLE TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     SHORT TERM
                                                         GLOBAL         HIGH
                                                          MONEY     QUALITY BOND
                                                          FUND          FUND
                                                       -----------  ------------
Net investment income/(loss).........................  $   990,628  $   811,642
Net realized gain/(loss) from security transactions,
 forward foreign currency contracts, foreign currency
 transactions, futures contracts and written options
 during the year.....................................          544     (269,173)
Net unrealized appreciation/(depreciation) of
 securities, forward foreign currency contracts,
 foreign currency, written options, futures contracts
 and other assets and liabilities during the year....          --      (101,972)
                                                       -----------  -----------
Net increase in net assets resulting from
 operations..........................................      991,172      440,497
Distributions to shareholders from:
 Net investment income...............................     (986,806)    (798,432)
 Distributions in excess of net investment income....          --           --
 Net realized gains on investments...................       (3,822)         --
Net increase/(decrease) in net assets from Fund share
 transactions........................................    2,892,099      395,121
                                                       -----------  -----------
Net increase/(decrease) in net assets................    2,892,643       37,186
NET ASSETS:
Beginning of year....................................   20,372,874   12,364,696
                                                       -----------  -----------
End of year..........................................  $23,265,517  $12,401,882
                                                       ===========  ===========
Undistributed net investment income/(distributions in
 excess of net investment income) at end of year.....  $    15,877  $     3,803
                                                       ===========  ===========

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                    SHORT TERM
                                                        GLOBAL         HIGH
                                                         MONEY     QUALITY BOND
                                                         FUND          FUND
                                                      -----------  ------------
Net investment income/(loss)........................  $   602,900  $    864,781
Net realized gain/(loss) from security transactions,
 forward foreign currency contracts, foreign
 currency transactions, futures contracts and
 written options during the year....................        3,309      (254,466)
Net unrealized appreciation/(depreciation) of
 securities, forward foreign currency contracts,
 foreign currency, written options, futures
 contracts and other assets and liabilities during
 the year...........................................          --        630,236
                                                      -----------  ------------
Net increase in net assets resulting from
 operations.........................................      606,209     1,240,551
Distributions to shareholders from:
 Net investment income..............................     (602,900)     (652,464)
 Net realized gains on investments..................          --            --
Net increase/(decrease) in net assets from Fund
 share transactions.................................   14,210,664    (3,770,768)
                                                      -----------  ------------
Net increase/(decrease) in net assets...............   14,213,973    (3,182,681)
NET ASSETS:
Beginning of year...................................    6,158,901    15,547,377
                                                      -----------  ------------
End of year.........................................  $20,372,874  $ 12,364,696
                                                      ===========  ============
Undistributed net investment income at end of year..  $     8,764  $     26,628
                                                      ===========  ============

                       See Notes to Financial Statements.

 SHORT TERM
   GLOBAL         U.S.       CORPORATE   GROWTH AND                  EMERGING    INTERNATIONAL
 GOVERNMENT    GOVERNMENT     INCOME       INCOME        GROWTH       GROWTH        GROWTH
    FUND          FUND         FUND         FUND          FUND         FUND          FUND
 ----------    -----------  -----------  -----------  ------------  -----------  -------------
 $ 1,258,830   $ 3,740,172  $ 4,065,324  $   509,646  $     11,750  $  (435,373)  $   315,138
     280,399      (316,015)    (162,462)   6,622,266    15,391,961    3,240,181     1,963,901
     297,489      (900,475)  (3,654,948)   3,780,341       124,075    1,812,579     2,364,693
 -----------   -----------  -----------  -----------  ------------  -----------   -----------
   1,836,718     2,523,682      247,914   10,912,253    15,527,786    4,617,387     4,643,732
  (1,307,469)   (3,671,725)  (4,024,172)    (449,287)          --           --       (741,545)
    (639,891)          --           --           --            --           --            --
         --            --           --    (4,043,586)  (13,385,659)  (1,615,533)          --
  (1,783,567)   15,407,844    2,983,208    9,663,313    14,222,744    6,827,235    12,543,471
 -----------   -----------  -----------  -----------  ------------  -----------   -----------
  (1,894,209)   14,259,801     (793,050)  16,082,693    16,364,871    9,829,089    16,445,658
  23,804,594    52,303,494   60,676,250   46,361,842    99,698,913   46,058,400    45,908,858
 -----------   -----------  -----------  -----------  ------------  -----------   -----------
 $21,910,385   $66,563,295  $59,883,200  $62,444,535  $116,063,784  $55,887,489   $62,354,516
 ===========   ===========  ===========  ===========  ============  ===========   ===========
 $  (208,526)  $    25,240  $    55,812  $   497,122  $    145,343  $   160,114   $   619,142
 ===========   ===========  ===========  ===========  ============  ===========   ===========

 SHORT TERM
   GLOBAL         U.S.       CORPORATE   GROWTH AND                 EMERGING    INTERNATIONAL
 GOVERNMENT    GOVERNMENT     INCOME       INCOME       GROWTH       GROWTH        GROWTH
    FUND          FUND         FUND         FUND         FUND         FUND          FUND
 ----------    -----------  -----------  -----------  -----------  -----------  -------------
 $ 1,692,902   $ 3,150,907  $ 3,952,227  $   440,113  $   233,207  $  (107,721)  $   393,734
    (990,886)   (1,055,040)    (644,235)   4,042,494   13,163,281    2,215,290      (123,145)
   1,264,750     5,154,571    9,369,643    4,545,904   11,252,480    6,817,899     2,505,368
 -----------   -----------  -----------  -----------  -----------  -----------   -----------
   1,966,766     7,250,438   12,677,635    9,028,511   24,648,968    8,925,468     2,775,957
    (375,446)   (3,097,100)  (4,433,630)    (178,328)    (231,062)    (106,321)       (3,103)
         --            --           --      (277,094)      (2,321)      (1,520)     (440,869)
  (7,590,616)    4,568,328   (2,273,206)  12,883,369   12,520,757   17,356,044    (2,952,058)
 -----------   -----------  -----------  -----------  -----------  -----------   -----------
  (5,999,296)    8,721,666    5,970,799   21,456,458   36,936,342   26,173,671      (620,073)
  29,803,890    43,581,828   54,705,451   24,905,384   62,762,571   19,884,729    46,528,931
 -----------   -----------  -----------  -----------  -----------  -----------   -----------
 $23,804,594   $52,303,494  $60,676,250  $46,361,842  $99,698,913  $46,058,400   $45,908,858
 ===========   ===========  ===========  ===========  ===========  ===========   ===========
 $   323,195   $    20,383  $    29,513  $   436,763  $    12,981  $     6,696   $   702,004
 ===========   ===========  ===========  ===========  ===========  ===========   ===========

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
                           THE SIERRA VARIABLE TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                    SHORT TERM
                                                        GLOBAL         HIGH
                                                        MONEY      QUALITY BOND
                                                         FUND          FUND
                                                     ------------  ------------
AMOUNT
 Sold............................................... $ 12,763,701  $ 6,588,666
 Issued as reinvestment of dividends................      990,628      798,432
 Redeemed...........................................  (10,862,230)  (6,991,977)
                                                     ------------  -----------
 Net increase/(decrease)............................ $  2,892,099  $   395,121
                                                     ============  ===========
SHARES
 Sold...............................................   12,763,701    2,668,840
 Issued as reinvestment of dividends................      990,628      327,884
 Redeemed...........................................  (10,862,230)  (2,854,666)
                                                     ------------  -----------
 Net increase/(decrease)............................    2,892,099      142,058
                                                     ============  ===========

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                    SHORT TERM
                                                        GLOBAL         HIGH
                                                        MONEY      QUALITY BOND
                                                         FUND          FUND
                                                     ------------  ------------
AMOUNT
 Sold............................................... $ 19,730,400  $ 4,517,274
 Issued as reinvestment of dividends................      602,900      652,464
 Redeemed...........................................   (6,122,636)  (8,940,506)
                                                     ------------  -----------
 Net increase/(decrease)............................ $ 14,210,664  $(3,770,768)
                                                     ============  ===========
SHARES
 Sold...............................................   19,730,400    1,815,328
 Issued as reinvestment of dividends................      602,900      276,815
 Redeemed...........................................   (6,122,636)  (3,648,620)
                                                     ------------  -----------
 Net increase/(decrease)............................   14,210,664   (1,556,477)
                                                     ============  ===========

                       See Notes to Financial Statements.

 SHORT TERM
   GLOBAL         U.S.       CORPORATE    GROWTH AND                  EMERGING    INTERNATIONAL
 GOVERNMENT    GOVERNMENT      INCOME       INCOME        GROWTH       GROWTH        GROWTH
    FUND          FUND          FUND         FUND          FUND         FUND          FUND
------------   -----------  ------------  -----------  ------------  -----------  -------------
$    445,892   $15,386,265  $  3,740,610  $12,265,763  $ 12,305,832  $13,195,027   $14,020,583
   1,947,360     3,671,725     4,024,172    4,492,873    13,385,659    1,615,533       741,545
  (4,176,819)   (3,650,146)   (4,781,574)  (7,095,323)  (11,468,747)  (7,983,325)   (2,218,657)
------------   -----------  ------------  -----------  ------------  -----------   -----------
$ (1,783,567)  $15,407,844  $  2,983,208  $ 9,663,313  $ 14,222,744  $ 6,827,235   $12,543,471
============   ===========  ============  ===========  ============  ===========   ===========
     175,234     1,582,359       376,148      910,887       740,880      893,632     1,119,133
     780,860       379,773       413,947      350,732       881,215      105,384        58,435
  (1,649,684)     (376,308)     (486,535)    (503,372)     (716,599)    (548,857)     (177,556)
------------   -----------  ------------  -----------  ------------  -----------   -----------
    (693,590)    1,585,824       303,560      758,247       905,496      450,159     1,000,012
============   ===========  ============  ===========  ============  ===========   ===========

 SHORT TERM
   GLOBAL         U.S.       CORPORATE    GROWTH AND                  EMERGING    INTERNATIONAL
 GOVERNMENT    GOVERNMENT      INCOME       INCOME        GROWTH       GROWTH        GROWTH
    FUND          FUND          FUND         FUND          FUND         FUND          FUND
------------   -----------  ------------  -----------  ------------  -----------  -------------
$  3,934,613   $ 6,842,404  $  4,901,259  $14,462,238  $ 15,968,914  $17,893,152   $ 4,982,206
     375,446     3,097,100     4,433,630      455,422       233,383      107,841       443,972
 (11,900,675)   (5,371,176)  (11,608,095)  (2,034,291)   (3,681,540)    (644,949)   (8,378,236)
------------   -----------  ------------  -----------  ------------  -----------   -----------
$ (7,590,616)  $ 4,568,328  $ (2,273,206) $12,883,369  $ 12,520,757  $17,356,044   $(2,952,058)
============   ===========  ============  ===========  ============  ===========   ===========
   1,661,187       699,076       489,186    1,230,772     1,131,853    1,510,732       430,784
     150,178       317,046       449,642       39,671        16,814        9,451        39,534
  (4,943,164)     (559,408)   (1,183,596)    (192,119)     (271,654)     (57,838)     (734,961)
------------   -----------  ------------  -----------  ------------  -----------   -----------
  (3,131,799)      456,714      (244,768)   1,078,324       877,013    1,462,345      (264,643)
============   ===========  ============  ===========  ============  ===========   ===========

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                               GLOBAL MONEY FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                      YEAR         YEAR         YEAR     PERIOD
                                     ENDED        ENDED        ENDED      ENDED
                                    12/31/96     12/31/95     12/31/94  12/31/93*
                                    --------     --------     --------  ---------
Net asset value, beginning of
 year.............................  $  1.00      $  1.00      $  1.00    $  1.00
                                    -------      -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............    0.049        0.053        0.037      0.016
                                    -------      -------      -------    -------
Total from investment operations..    0.049        0.053        0.037      0.016
LESS DISTRIBUTIONS:
Dividends from net investment
 income...........................   (0.049)      (0.053)      (0.037)    (0.016)
Distributions from net realized
 capital gains....................   (0.000)#       --           --        --
                                    -------      -------      -------    -------
Total distributions...............   (0.049)      (0.053)      (0.037)    (0.016)
                                    -------      -------      -------    -------
Net asset value, end of year......  $  1.00      $  1.00      $  1.00    $  1.00
                                    =======      =======      =======    =======
TOTAL RETURN+                          4.97%        5.46%        3.69%      1.59%
                                    =======      =======      =======    =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)...........................  $23,266      $20,373      $ 6,159    $ 1,488
Ratio of operating expenses to
 average net assets...............     0.58%        0.50%        0.49%      0.39%**
Ratio of net investment income to
 average net assets...............     4.86%        5.30%        3.84%      2.54%**
Ratio of operating expenses to
 average net assets without fees
 reduced by credits allowed by the
 custodian........................     0.58%(a)     0.51%(a)      N/A        N/A
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed and/or
 fees reduced by credits allowed
 by the custodian.................     0.88%(a)     1.01%(a)     1.25%      6.42%**
Net investment income/(loss) per
 share without fee waivers and/or
 expenses absorbed and/or fees
 reduced by credits allowed by the
 custodian........................  $ 0.046      $ 0.048      $ 0.030    $(0.022)

------------
*   The Fund commenced operations on May 10, 1993.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
#   Amount represents less than $0.001 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

 FINANCIAL HIGHLIGHTS
                       SHORT TERM HIGH QUALITY BOND FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR         YEAR        PERIOD
                           ENDED        ENDED         ENDED
                          12/31/96     12/31/95     12/31/94*
                          --------     --------     ---------
Net asset value,
 beginning of year......  $  2.49      $  2.39       $  2.50
                          -------      -------       -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.15         0.12          0.08
Net realized and
 unrealized gain/(loss)
 on investments.........    (0.06)        0.10         (0.12)
                          -------      -------       -------
Total from investment
 operations.............     0.09         0.22         (0.04)
LESS DISTRIBUTIONS:
Dividends from net
 investment income......    (0.15)       (0.12)        (0.07)
                          -------      -------       -------
Total distributions.....    (0.15)       (0.12)        (0.07)
                          -------      -------       -------
Net asset value, end of
 year...................  $  2.43      $  2.49       $  2.39
                          =======      =======       =======
TOTAL RETURN+                3.74%        9.30%        (1.62)%
                          =======      =======       =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $12,402      $12,365       $15,547
Ratio of operating
 expenses to average net
 assets.................     0.98%        0.85%         0.77%**
Ratio of net investment
 income to average net
 assets.................     6.08%        6.14%         5.63%**
Portfolio turnover
 rate...................      125%         188%           80%
Ratio of operating
 expenses to average net
 assets without fees
 reduced by credits
 allowed by the
 custodian..............     0.98%(a)     0.87%(a)       N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers and/or fees
 reduced by credits
 allowed by the
 custodian..............     1.06%(a)     1.01%(a)      1.10%**
Net investment income
 per share without fee
 waivers and/or fees
 reduced by credits
 allowed by the
 custodian..............  $  0.15      $  0.11       $  0.07

------------
*   The Fund commenced operations on January 12, 1994.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

 FINANCIAL HIGHLIGHTS
                       SHORT TERM GLOBAL GOVERNMENT FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                     YEAR         YEAR         YEAR      PERIOD
                                    ENDED        ENDED        ENDED       ENDED
                                  12/31/96++    12/31/95     12/31/94   12/31/93*
                                  ----------    --------     --------   ---------
Net asset value, beginning of
 year...........................   $  2.50      $  2.35      $  2.49     $  2.50
                                   -------      -------      -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...........      0.14         0.07         0.05        0.01
Net realized and unrealized
 gain/(loss) on investments.....      0.07         0.12        (0.10)      (0.01)
                                   -------      -------      -------     -------
Total from investment
 operations.....................      0.21         0.19        (0.05)       0.00
LESS DISTRIBUTIONS:
Dividends from net investment
 income.........................     (0.15)       (0.04)       (0.05)      (0.01)
Distributions in excess of net
 investment income..............     (0.08)        --           --         --
Distributions from capital (Note
 2).............................      --           --          (0.04)      --
                                   -------      -------      -------     -------
Total distributions.............     (0.23)       (0.04)       (0.09)      (0.01)
                                   -------      -------      -------     -------
Net asset value, end of year....   $  2.48      $  2.50      $  2.35     $  2.49
                                   =======      =======      =======     =======
TOTAL RETURN+                         8.61%        8.09%       (2.03)%      0.12%
                                   =======      =======      =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's).........................   $21,910      $23,805      $29,804     $19,147
Ratio of operating expenses to
 average net assets.............      1.28%        1.25%        0.92%       0.52%**
Ratio of net investment income
 to average net assets..........      5.67%        6.22%        5.84%       4.06%**
Portfolio turnover rate.........        77%         195%         286%        164%
Ratio of operating expenses to
 average net assets without fees
 reduced by credits allowed by
 the custodian..................      1.28%(a)     1.25%(a)      N/A         N/A
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed
 and/or fees reduced by credits
 allowed by the custodian.......      1.28%(a)     1.26%(a)     1.28%       1.92%**
Net investment income per share
 without fee waivers and/or
 expenses absorbed and/or fees
 reduced by credits allowed by
 the custodian..................   $  0.14      $  0.07      $  0.05     $  0.01

------------
*   The Fund commenced operations on May 12, 1993.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year since the use of the undistributed income method did not accord with results of operations.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
    See notes to financial statements.

 FINANCIAL HIGHLIGHTS
                              U.S. GOVERNMENT FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                    YEAR         YEAR         YEAR       PERIOD
                                   ENDED        ENDED        ENDED        ENDED
                                  12/31/96     12/31/95     12/31/94    12/31/93*
                                  --------     --------     --------    ---------
Net asset value, beginning of
 year...........................  $ 10.00      $  9.13      $ 10.04      $ 10.00
                                  -------      -------      -------      -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...........     0.58         0.64         0.50         0.19
Net realized and unrealized
 gain/(loss) on investments.....    (0.23)        0.87##      (0.90)##      0.04##
                                  -------      -------      -------      -------
Total from investment
 operations.....................     0.35         1.51        (0.40)        0.23
LESS DISTRIBUTIONS:
Dividends from net investment
 income.........................    (0.58)       (0.64)       (0.50)       (0.19)
Distributions from net realized
 gains..........................     --           --          (0.01)       --
                                  -------      -------      -------      -------
Total distributions.............    (0.58)       (0.64)       (0.51)       (0.19)
                                  -------      -------      -------      -------
Net asset value, end of year....  $  9.77      $ 10.00      $  9.13      $ 10.04
                                  =======      =======      =======      =======
TOTAL RETURN+                        3.69%       16.89%       (4.04)%       2.27%
                                  =======      =======      =======      =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's).........................  $66,563      $52,303      $43,582      $25,069
Ratio of operating expenses to
 average net assets.............     0.94%        1.00%        0.85%        0.44%**
Ratio of net investment income
 to average net assets..........     6.18%        6.68%        5.75%        5.37%**
Portfolio turnover rate.........      282%         273%          74%         131%
Ratio of operating expenses to
 average net assets without fees
 reduced by credits allowed by
 the custodian..................     0.94%(a)     1.02%(a)      N/A          N/A
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed
 and/or fees reduced by credits
 allowed by the custodian.......     0.94%(a)     1.03%(a)     1.02%        1.47%**
Ratio of operating expenses to
 average net assets including
 interest expense...............     1.08%        1.76%        0.86%        0.44%**
Net investment income per share
 without fee waivers and/or
 expenses absorbed and/or fees
 reduced by credits allowed by
 the custodian..................  $  0.58      $  0.63      $  0.49      $  0.15

------------
*   The Fund commenced operations on May 6, 1993.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

 FINANCIAL HIGHLIGHTS
                             CORPORATE INCOME FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                      YEAR         YEAR         YEAR     PERIOD
                                     ENDED        ENDED        ENDED      ENDED
                                    12/31/96     12/31/95     12/31/94  12/31/93*
                                    --------     --------     --------  ---------
Net asset value, beginning of
 year.............................  $ 10.48      $  9.06      $ 10.34    $ 10.00
                                    -------      -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............     0.68         0.70         0.47       0.23
Net realized and unrealized
 gain/(loss) on investments.......    (0.66)        1.50        (1.30)      0.33##
                                    -------      -------      -------    -------
Total from investment operations..     0.02         2.20        (0.83)      0.56
LESS DISTRIBUTIONS:
Dividends from net investment
 income...........................    (0.68)       (0.78)       (0.40)     (0.22)
Distributions from net realized
 gains............................     --           --          (0.05)     --
                                    -------      -------      -------    -------
Total distributions...............    (0.68)       (0.78)       (0.45)     (0.22)
                                    -------      -------      -------    -------
Net asset value, end of year......  $  9.82      $ 10.48      $  9.06    $ 10.34
                                    =======      =======      =======    =======
TOTAL RETURN+                          0.43%       25.09%      (8.13)%      5.62%
                                    =======      =======      =======    =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)...........................  $59,883      $60,676      $54,705    $28,732
Ratio of operating expenses to
 average net assets...............     0.98%        0.99%        0.93%      0.54%**
Ratio of net investment income to
 average net assets...............     6.92%        7.00%        7.28%      6.37%**
Portfolio turnover rate...........       30%          42%          23%        26%
Ratio of operating expenses to
 average net assets without fees
 reduced by credits allowed by the
 custodian........................     0.98%(a)     0.99%(a)      N/A        N/A
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed and/or
 fees reduced by credits allowed
 by the custodian.................     0.98%(a)     0.99%(a)     1.07%      1.50%**
Ratio of operating expenses to
 average net assets including
 interest expense.................     --           0.99%        --        --
Net investment income per share
 without fee waivers and/or
 expenses absorbed and/or fees
 reduced by credits allowed by the
 custodian........................  $  0.68      $  0.70      $  0.47    $  0.19

------------
*   The Fund commenced operations on May 7, 1993.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

 FINANCIAL HIGHLIGHTS
                             GROWTH AND INCOME FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                               YEAR         YEAR        PERIOD
                                              ENDED        ENDED         ENDED
                                            12/31/96++    12/31/95     12/31/94*
                                            ----------    --------     ---------
Net asset value, beginning of year........   $ 12.83      $  9.83       $ 10.00
                                             -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.12         0.12          0.07
Net realized and unrealized gain/(loss) on
 investments..............................      2.54         3.05         (0.24)
                                             -------      -------       -------
Total from investment operations..........      2.66         3.17         (0.17)
LESS DISTRIBUTIONS:
Dividends from net investment income......     (0.12)       (0.07)        --
Distributions from net realized gains.....     (1.08)       (0.10)        --
                                             -------      -------       -------
Total distributions.......................     (1.20)       (0.17)        --
                                             -------      -------       -------
Net asset value, end of year..............   $ 14.29      $ 12.83       $  9.83
                                             =======      =======       =======
TOTAL RETURN+                                  21.81%       32.41%        (1.70)%
                                             =======      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)........   $62,445      $46,362       $24,905
Ratio of operating expenses to average net
 assets...................................      1.13%        1.06%         1.20%**
Ratio of net investment income to average
 net assets...............................      0.93%        1.31%         1.63%**
Portfolio turnover rate...................        83%          70%           44%
Ratio of operating expenses to average net
 assets without fees reduced by credits
 allowed by the custodian.................      1.13%(a)     1.06%(a)       N/A
Ratio of operating expenses to average net
 assets without fee waivers and/or fees
 reduced by credits allowed by the
 custodian................................      1.13%(a)     1.16%(a)      1.55%**
Net investment income per share without
 fee waivers and/or fees reduced by
 credits allowed by the custodian.........   $  0.12      $  0.11       $  0.05
Average commission rate paid (b)..........   $0.0533          N/A           N/A

------------
*   The Fund commenced operations on January 12, 1994.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year since the use of the undistributed income method did not accord with results of operations.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

 FINANCIAL HIGHLIGHTS
                                  GROWTH FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                    YEAR          YEAR         YEAR     PERIOD
                                   ENDED         ENDED        ENDED      ENDED
                                 12/31/96++    12/31/95++    12/31/94  12/31/93*
                                 ----------    ----------    --------  ---------
Net asset value, beginning of
 year..........................   $  15.72      $ 11.48      $ 11.19    $ 10.00
                                  --------      -------      -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income..........       0.00#        0.04         0.04       0.02
Net realized and unrealized
 gain on investments...........       2.42         4.24         0.26       1.17
                                  --------      -------      -------    -------
Total from investment
 operations....................       2.42         4.28         0.30       1.19
LESS DISTRIBUTIONS:
Dividends from net investment
 income........................      --           (0.04)       (0.01)     --
Distributions from net realized
 gains.........................      (2.13)       (0.00)#       --        --
                                  --------      -------      -------    -------
Total distributions............      (2.13)       (0.04)       (0.01)     --
                                  --------      -------      -------    -------
Net asset value, end of year...   $  16.01      $ 15.72      $ 11.48    $ 11.19
                                  ========      =======      =======    =======
TOTAL RETURN+                        16.15%       37.34%        2.69%     11.90%
                                  ========      =======      =======    =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)........................   $116,064      $99,699      $62,763    $22,795
Ratio of operating expenses to
 average net assets............       1.22%        1.24%        1.26%      0.78%**
Ratio of net investment income
 to average net assets.........       0.01%        0.29%        0.74%      0.70%**
Portfolio turnover rate........        169%         187%         257%        86%
Ratio of operating expenses to
 average net assets without
 fees reduced by credits
 allowed by the custodian......       1.22%(a)     1.24%(a)      N/A        N/A
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed
 and/or fees reduced by credits
 allowed by the custodian......       1.22%(a)     1.24%(a)     1.32%      1.92%**
Net investment income/(loss)
 per share without fee waivers
 and/or expenses absorbed
 and/or fees reduced by credits
 allowed by the custodian......   $   0.00#     $  0.04      $  0.04    $ (0.01)
Average commission rate paid
 (b)...........................   $ 0.0460          N/A          N/A        N/A

------------
*   The Fund commenced operations on May 7, 1993.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year since the use of the undistributed income method did not accord with results of operations.
#   Amount represents less than $0.01 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

 FINANCIAL HIGHLIGHTS
                              EMERGING GROWTH FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                              YEAR         YEAR        PERIOD
                                             ENDED        ENDED         ENDED
                                           12/31/96++    12/31/95     12/31/94*
                                           ----------    --------     ---------
Net asset value, beginning of year.......   $  13.74     $ 10.53       $ 10.00
                                            --------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).............      (0.12)      (0.01)         0.06
Net realized and unrealized gain on
 investments.............................       1.52        3.26          0.47
                                            --------     -------       -------
Total from investment operations.........       1.40        3.25          0.53
LESS DISTRIBUTIONS:
Dividends from net investment income.....      --          (0.04)        --
Distributions from net realized gains....      (0.44)      (0.00)#       --
                                            --------     -------       -------
Total distributions......................      (0.44)      (0.04)        --
                                            --------     -------       -------
Net asset value, end of year.............   $  14.70     $ 13.74       $ 10.53
                                            ========     =======       =======
TOTAL RETURN+                                  10.04%      30.99%         5.30%
                                            ========     =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's).......   $ 55,887     $46,058       $19,885
Ratio of operating expenses to average
 net assets..............................       1.20%       1.20%         1.23%**
Ratio of net investment income/(loss) to
 average net assets......................      (0.82)%     (0.35)%        1.03%**
Portfolio turnover rate..................         97%        135%          192%
Ratio of operating expenses to average
 net assets without fees reduced by
 credits allowed by the custodian........       1.21%(a)    1.21%(a)       N/A
Ratio of operating expenses to average
 net assets without fee waivers and/or
 fees reduced by credits allowed by the
 custodian...............................       1.21%(a)    1.28%(a)      1.38%**
Net investment income/(loss) per share
 without fee waivers and/or fees reduced
 by credits allowed by the custodian.....   $  (0.12)    $ (0.01)      $  0.05
Average commission rate paid (b).........   $ 0.0319         N/A           N/A

------------
*   The Fund commenced operations on January 12, 1994.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year since the use of the undistributed income method did not accord with the results of operations.
#   Amount represents less than $0.01 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

 FINANCIAL HIGHLIGHTS
                           INTERNATIONAL GROWTH FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                             YEAR         YEAR         YEAR      PERIOD
                            ENDED        ENDED        ENDED       ENDED
                          12/31/96++    12/31/95     12/31/94   12/31/93*
                          ----------    --------     --------   ---------
Net asset value,
 beginning of year......   $  12.11     $  11.47     $  11.31   $  10.00
                           --------     --------     --------   --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...       0.07         0.18         0.01       0.02
Net realized and
 unrealized gain on
 investments............       1.01         0.58         0.19##     1.29
                           --------     --------     --------   --------
Total from investment
 operations.............       1.08         0.76         0.20       1.31
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (0.17)       (0.00)#      (0.03)       --
Distributions from net
 realized gains.........        --         (0.12)       (0.01)       --
                           --------     --------     --------   --------
Total distributions.....      (0.17)       (0.12)       (0.04)       --
                           --------     --------     --------   --------
Net asset value, end of
 year...................   $  13.02     $  12.11     $  11.47   $  11.31
                           ========     ========     ========   ========
TOTAL RETURN+                  9.04%        6.61%        1.88%     13.10%
                           ========     ========     ========   ========
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............   $ 62,355     $ 45,909     $ 46,529   $ 10,638
Ratio of operating
 expenses to average net
 assets.................       1.39%        1.47%        1.34%      0.83%**
Ratio of net investment
 income to average net
 assets.................       0.56%        0.91%        0.83%      0.61%**
Portfolio turnover
 rate...................         98%          72%          51%        24%
Ratio of operating
 expenses to average net
 assets without fees
 reduced by credits
 allowed by the
 custodian..............       1.39%(a)     1.47%(a)      N/A        N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian..............       1.39%(a)     1.48%(a)     1.50%      2.85%**
Net investment
 income/(loss) per share
 without fee waivers
 and/or expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian..............   $   0.07     $   0.17     $   0.01   $  (0.06)
Average commission rate
 paid (b)...............   $ 0.0253          N/A          N/A        N/A

------------
*   The Fund commenced operations on May 7, 1993.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year since the use of the undistributed income method did not accord with the results of operations.
#   Amount represents less than $0.01 per share.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

 PORTFOLIO OF INVESTMENTS
                               GLOBAL MONEY FUND

                               DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 COMMERCIAL PAPER -- (FOREIGN) -- 34.3%
 $1,000,000 Asea Brown Boveri Capital Corporation, 7.100% due
             01/03/1997++........................................   $   999,606
  1,000,000 Barclays U.S. Funding Corporation,
             5.812% due 01/03/1997++.............................       999,682
  1,000,000 Bayerische Vereinsbank, 5.400% due 01/06/1997++......       999,250
  1,000,000 Caisse,
             5.330% due 02/06/1997++.............................       994,670
  1,000,000 Cregem North America,
             5.452% due 02/12/1997++.............................       993,805
  1,000,000 Deutsche Bank,
             5.700% due 01/02/1997++.............................       999,842
  1,000,000 Korea Development Bank, 5.320% due 03/05/1997++......       990,690
  1,000,000 Societe Generale,
             5.380% due 01/17/1997++.............................     1,000,000
                                                                    -----------
            Total Commercial Paper--(Foreign) (Cost $7,977,545)..     7,977,545
                                                                    -----------
 CERTIFICATES OF DEPOSIT -- (YANKEE) -- 21.5%
  1,000,000 Bank of Tokyo, Ltd.,
             5.580% due 03/17/1997...............................     1,000,000
  1,000,000 Canadian Imperial Bank of Commerce, 5.460% due
             02/19/1997..........................................     1,000,014
  1,000,000 Industrial Bank of Japan, 5.470% due 02/10/1997......       999,893
  1,000,000 Landesbank Hessen-Thueringen, 6.010% due 07/18/1997..     1,001,542
  1,000,000 Sanwa Bank Ltd.,
             5.680% due 01/13/1997...............................     1,000,003
                                                                    -----------
            Total Certificates of Deposit--(Yankee)
             (Cost $5,001,452)...................................     5,001,452
                                                                    -----------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 18.4% (Cost $4,274,228)
  4,275,000 Federal Home Loan Bank (FHLB),
             6.500% due 01/02/1997++.............................     4,274,228
                                                                    -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 COMMERCIAL PAPER -- (DOMESTIC) -- 17.1%
 $1,000,000 AIG Funding Corporation, 5.950% due 01/02/1997++.....   $   999,835
  1,000,000 Coca-Cola Company, 5.920% due 01/09/1997++...........       998,684
  1,000,000 General Electric Capital Corporation, 5.390% due
             01/06/1997++........................................       999,251
  1,000,000 Penney (J.C.) Funding Corporation,
             5.420% due 02/10/1997++.............................       993,978
                                                                    -----------
            Total Commercial Paper --(Domestic)
             (Cost $3,991,748)...................................     3,991,748
                                                                    -----------
 U.S. TREASURY OBLIGATIONS -- 6.4%
            U.S. TREASURY NOTES -- 4.3%
    500,000 6.000% due 08/31/1997................................       499,879
    500,000 5.375% due 11/30/1997................................       499,279
                                                                    -----------
            Total U.S. Treasury Notes (Cost $999,158)............       999,158
                                                                    -----------
            U.S. TREASURY BILL -- 2.1% (Cost $480,121)
    500,000 5.805% due 09/18/1997++..............................       480,121
                                                                    -----------
            Total U.S. Treasury Obligations (Cost $1,479,279)....     1,479,279
                                                                    -----------
 MEDIUM-TERM NOTES -- 5.8%
    850,000 Federal National Mortgage Association
             (FNMA),
             5.480% due 01/02/1998...............................       849,014
    500,000 PNC Bank N.A.,
             9.000% due 12/11/1997+..............................       499,651
                                                                    -----------
            Total Medium-Term Notes
             (Cost $1,348,665)...................................     1,348,665
                                                                    -----------

TOTAL INVESTMENTS
 (COST $24,072,917*)... 103.5%  24,072,917
OTHER ASSETS AND
 LIABILITIES (NET).....  (3.5)   (807,400)
                        -----  -----------
NET ASSETS............. 100.0% $23,265,517
                        =====  ===========

------------
*  Aggregate cost for federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Rate represents annualized yield at date of purchase (unaudited).

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                       SHORT TERM HIGH QUALITY BOND FUND

                               DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 2)
 ---------                                                           --------
 CORPORATE NOTES -- 24.6%
 $100,000  Colonial Realty, Sr. Note, 7.500% due 07/15/2001......   $   101,500
  100,000  ERP Operating LP, 8.500% due 05/15/1999+++............       103,559
           General Motors Acceptance Corporation:
  300,000  Deb.,
           8.625% due 06/15/1999** ..............................       315,189
  200,000  MTN,
           7.850% due 11/17/1997** ..............................       203,410
  200,000  Lockheed Martin Corporation, 6.850% due 05/15/2001....       202,000
           Lyondell Petrochemical Company:
  100,000  9.125% due 03/15/2002.................................       108,779
  150,000  9.750% due 09/04/2003+++..............................       170,952
  250,000  Oasis Residential Inc., 6.750% due 11/15/2001.........       247,500
  250,000  Southern National Corporation, Sub. Note, 7.050% due
            05/23/2003...........................................       252,265
  300,000  Sun Communities Inc., Sr. Note,
            7.625% due 05/01/2003................................       306,033
  100,000  Susa Partnership LP,
            7.125% due 11/01/2003................................        99,750
           Taubman Realty Corporation:
  100,000  8.000% due 06/15/1999.................................       102,156
  100,000  MTN,
           7.500% due 06/15/2002.................................       100,785
           The Money Store, Inc.:
  280,000  9.160% due 09/09/1997+++..............................       284,942
  300,000  7.630% due 04/15/1998+++..............................       303,198
           Time Warner Inc.:
  100,000  7.450% due 02/01/1998.................................       101,101
   50,000  7.950% due 02/01/2000.................................        51,634
                                                                    -----------
           Total Corporate Notes (Cost $3,119,524)...............     3,054,753
                                                                    -----------
 ASSET-BACKED SECURITIES -- 24.4%
  132,625  Advanta Mortgage Loan Trust, 1996-2-A1,
            6.740% due 11/25/2009................................       133,155
  100,000  Conti-Mortgage Home Equity Loan Trust, 1996-3-A2,
            6.950% due 07/15/2011................................       100,843
  250,000  Green Tree Financial Corporation,
            1995-1-B2,
            9.200% due 06/15/2025................................       266,405
  165,000  Green Tree Home Improvement, 1995-DB2, 7.450% due
            09/15/2025...........................................       164,980
   96,475  Green Tree NIM, 1994-B, Class A,
            7.850% due 07/15/2004................................        97,560
  102,415  Green Tree Recreational, Equipment & Consumer, 1996-A,
            Class A1,
            5.550% due 02/15/2018................................       100,956
   94,402  Green Tree Security Mortgage Trust, 1994-A, 6.900% due
            02/15/2004...........................................        94,063
  100,000  H & T Master Trust,
            8.430% due 08/15/2002+++.............................        98,900
   10,000  Household Affinity Credit Card, 1993, 4.950% due
            03/15/1999...........................................         9,997
           Merrill Lynch Mortgage Investors, Inc.:
   57,243  1991-B-A,
           9.200% due 04/15/2011.................................        58,227
   78,442  1991-I-A,
           7.650% due 01/15/2012.................................        79,447

 PRINCIPAL                                                              VALUE
  AMOUNT                                                               (NOTE 2)
 ---------                                                             --------
 $239,365  1992-B-A4,
           7.850% due 04/15/2012.................................     $ 242,579
  362,875  Mid-State Trust, Series 4, Class A,
            8.330% due 04/01/2030................................       384,350
  141,378  Sec Pac Manufacturing Housing, 95-1, Class A1, 6.500% due
            04/10/2020...........................................       141,894
   10,000  Standard Credit Card Trust, 94-1A,
            4.650% due 03/07/1999................................         9,991
           The Money Store, Inc.:
  200,000  1996-A-A2,
           6.330% due 06/15/2008.................................       200,287
  185,142  1996-B-A1,
           6.720% due 02/15/2010.................................       186,058
  400,000  UCFC Home Equity Loan Trust, 1995-B1, 6.600% due
            07/10/2009** ..                                             401,668
  250,000  World Omni Automobile Lease Securitization, 1996-B,
            6.850% due 11/15/2002+++.............................       250,703
                                                                      ---------
           Total Asset-Backed Securities (Cost $2,894,827).......     3,022,063
                                                                      ---------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- 22.2%
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 13.0%
   92,309  #121425, Seasoned,
            11.000% due 04/15/2015...............................       104,625
  126,245  #140834, Seasoned,
            11.000% due 12/15/2015...............................       143,088
   56,076  #144538, Seasoned,
            11.000% due 12/15/2015...............................        63,557
  132,108  #151670, Seasoned,
            11.000% due 12/15/2015...............................       149,490
   63,542  #254937, Seasoned,
            10.000% due 06/15/2019...............................        69,955
  105,426  #257814, Seasoned,
            10.000% due 09/15/2018...............................       116,066
   91,755  #293511, Seasoned,
            10.000% due 07/15/2020...............................       101,016
  263,339  #780081, Seasoned,
            10.000% due 02/15/2025** ............................       290,042
   69,490  #780121, Seasoned,
            10.000% due 04/15/2025...............................        76,439
   65,545  #780141, Seasoned,
            10.000% due 12/15/2020...............................        72,131
  399,245  #780317, Seasoned,
            9.000% due 12/15/2020................................       425,815
                                                                      ---------
           Total GNMAs (Cost $1,585,156).........................     1,612,224
                                                                      ---------
           ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) -- 6.6%
  159,423  Federal Home Loan Mortgage Corporation (FHLMC),
           #845988,
            7.792% due 11/01/2021+...............................       166,398
           Federal National Mortgage Association (FNMA):
  240,024  #82247,
            6.125% due 04/01/2019+...............................       238,899
   71,867  #124571,
            7.837% due 11/01/2022+...............................        74,012
   85,843  #152205,
            7.366% due 01/01/2019+...............................        88,472
  250,000  #313257,
            6.132% due 11/01/2035................................       248,828
                                                                      ---------
           Total ARMs (Cost $811,075)............................       816,609
                                                                      ---------

                      See Notes to Financial Statements.

                       SHORT TERM HIGH QUALITY BOND FUND

                               DECEMBER 31, 1996

  PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 2)
  ---------                                                           --------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- (CONTINUED)
             FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) -- 2.6% (Cost $331,540)
 $   332,772 5 Year Balloon, GOLD, #G50135,
              5.500% due 03/01/1999................................   $ 324,140
                                                                      ---------
             Total U.S. Government Agency Mortgage-Backed
              Securities (Cost $2,727,771).........................   2,752,973
                                                                      ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.0%
             Countrywide Funding Corporation:
      29,840 1994-1-A3,
             6.250% due 03/25/2024.................................      28,553
     500,000 1994-2-A8,
             6.500% due 02/25/2009** ..............................     498,590
     203,470 Federal Home Loan Mortgage Corporation (FHLMC), (P/O),
              REMIC, #1719-C, Zero coupon due 04/15/1999...........     184,840
     156,686 Fund America Investors Corporation,
              1991-1-H,
              7.950% due 02/20/2020** .............................     158,693
     140,962 General Electric Capital Mortgage Association, 1994-
              27-A1,
              6.500% due 07/25/2024** .............................     140,169
     295,168 Norwest Asset Securities Corporation,
              1996-5-A13,
              7.500% due 11/25/2026 ...............................     296,644
             Prudential Home Mortgage Securities:
      77,053 1992-47,
              7.500% due 01/25/2023................................      76,885
     274,522  1993-43-A1,
              5.400% due 10/25/2023................................     271,003
      83,294 Ryland Acceptance Corporation,
              8.950% due 08/20/2019................................      85,245
                                                                      ---------
             Total Collateralized Mortgage Obligations (Cost
              $1,736,711)..........................................   1,740,622
                                                                      ---------
 U.S. TREASURY NOTES -- 7.3%
     300,000 5.625% due 11/30/2000.................................     294,561
     600,000 6.500% due 08/31/2001.................................     606,564
                                                                      ---------
             Total U.S. Treasury Notes (Cost $896,274).............     901,125
                                                                      ---------
 FOREIGN BOND -- 4.0% (Cost $500,555)
 NZD 725,000 Government of New Zealand,
              8.138% due 04/09/1997++..............................     502,079
                                                                      ---------
 U.S. GOVERNMENT AGENCY OBLIGATION -- 1.5%
  (Cost $177,738)
 $   175,000 Federal National Mortgage Association (FNMA), (Inverse
              Floater),
              9.897% due 12/29/1997+...............................     180,688
                                                                      ---------
 COMMERCIAL PAPER -- 1.3% (Cost $164,000)
     164,000 General Electric Capital Corporation,
              7.100% due 01/02/1997................................     164,000
                                                                      ---------

    PRINCIPAL                                     EXPIRATION STRIKE      VALUE
      AMOUNT                                         DATE    PRICE     (NOTE 2)
    ---------                                     ---------- ------  -----------
 OPTIONS PURCHASED -- 0.0%#
     PUT OPTION PURCHASED ON FOREIGN CURRENCY -- 0.00%#
    (Cost $3,552)
 NZD 725,000      New Zealand Dollar Put.......   04/07/1997 $0.685  $     2,208
                                                                     -----------
     NUMBER OF
     CONTRACTS
  ---------------
     CALL OPTION PURCHASED ON FOREIGN INTEREST RATE
      FUTURES -- 0.0%# (Cost $7,075)
     21           Euro Dollar Call.............   03/14/1997 94.500        1,575
                                                                     -----------
                  Total Options Purchased
                   (Cost $10,627)..........................                3,783
                                                                     -----------
 TOTAL INVESTMENTS (COST $12,228,027*).....................    99.3%  12,322,086
                                                                     -----------
    PRINCIPAL
      AMOUNT
    ---------
 CALL OPTION WRITTEN ON FOREIGN CURRENCY -- (0.0)%#
  (Premium received $3,552)
 NZD 725,000      New Zealand Dollar Call......   04/07/1997 $0.715      (3,104)
                                                                     -----------
 OTHER ASSETS AND LIABILITIES (NET)........................     0.7       82,900
                                                             ------  -----------
 NET ASSETS................................................   100.0% $12,401,882
                                                             ======  ===========

------------
*   Aggregate cost for federal tax purposes.
** A portion or all of this security is pledged as collateral for option contracts.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.
++  Rate represents annualized yield at date of purchase (unaudited).
+++ Security exempt from registration under Rule 144A of the Securities Act of
    1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#   Amount represents less than 0.1% of net assets.

                               GLOSSARY OF TERMS

 BALLOON--Five- and seven-year mortgages with larger dollar amounts of payments falling due in the later years of the obligation
 GOLD   --Payments are on accelerated 45-day payment cycle instead of 75-day payment cycle
 MTN    --Medium Term Note
 NZD    --New Zealand Dollar
 P/O    --Principal Only
 REMIC  --Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                       SHORT TERM GLOBAL GOVERNMENT FUND

                               DECEMBER 31, 1996

      PRINCIPAL                                                        VALUE
      AMOUNT                                                         (NOTE 2)
      ---------                                                      --------
 FOREIGN BONDS AND NOTES -- 67.6%
  GERMAN DEUTSCHE MARK BONDS -- 12.9%
                   Federal Republic of Germany:
 DEM     1,500,000  6.625% due 01/20/1998 .......................   $ 1,008,480
         1,800,000  6.000% due 02/20/1998** .....................     1,204,796
           925,000  5.250% due 10/20/1998 .......................       619,913
                                                                    -----------
                   Total German Deutsche Mark Bonds (Cost
                    $2,813,140)..................................     2,833,189
                                                                    -----------
  ITALIAN LIRA BONDS -- 11.7%
                   Italian Treasury Bonds:
 ITL 1,560,000,000  8.500% due 08/01/1997........................     1,033,281
     2,220,000,000  8.500% due 01/01/1999........................     1,524,293
                                                                    -----------
                   Total Italian Lira Bonds
                    (Cost $2,309,556)............................     2,557,574
                                                                    -----------
  DANISH KRONER BOND -- 8.4% (Cost $1,881,943)
 DKK    10,000,000 Kingdom of Denmark,
                    9.000% due 11/15/1998** .....................     1,845,945
                                                                    -----------
  NEW ZEALAND DOLLAR BOND -- 8.0% (Cost $1,756,678)
 NZD     2,500,000 Government of New Zealand,
                    8.700% due 02/10/1997++ .....................     1,752,304
                                                                    -----------
  CANADIAN DOLLAR BONDS -- 6.1%
                   Government of Canada:
 CAD       900,000  6.500% due 09/01/1998** .....................       682,056
           860,000  6.500% due 08/01/1999** .....................       656,327
                                                                    -----------
                   Total Canadian Dollar Bonds
                    (Cost $1,289,258)............................     1,338,383
                                                                    -----------
  GREAT BRITAIN POUND STERLING NOTE -- 5.1%
   (Cost $1,043,346)
 GBP       640,000 United Kingdom Treasury Note, 8.000% due
                    12/07/2000...................................     1,126,139
                                                                    -----------
  SPANISH PESETA BONDS -- 4.6%
                   Government of Spain:
 ESP    85,000,000  11.450% due 08/30/1998 ......................       707,106
        35,000,000  10.250% due 11/30/1998 ......................       291,107
                                                                    -----------
                   Total Spanish Peseta Bonds
                    (Cost $998,192)..............................       998,213
                                                                    -----------
  AUSTRALIAN DOLLAR BOND AND NOTE -- 4.0%
 AUD       595,000 Commonwealth of Australia,
                    7.000% due 08/15/1998 .......................       478,138
           500,000 New South Wales Treasury Note, 7.500% due
                    02/01/1998 ..................................       402,443
                                                                    -----------
                   Total Australian Dollar Bond and Note (Cost
                    $854,080) ...................................       880,581
                                                                    -----------
  NETHERLANDS GUILDER BONDS -- 4.0%
                   Government of Netherlands:
 NLG       910,000 6.250% due 07/15/1998 ........................       548,865
           500,000 7.500% due 06/15/1999 ........................       314,598
                                                                    -----------
                   Total Netherlands Guilder Bonds (Cost
                    $914,750) ...................................       863,463
                                                                    -----------
  SWEDISH KRONA BOND -- 2.8% (Cost $513,551)
 SEK     3,700,000 Kingdom of Sweden,
                    11.000% due 01/21/1999** ....................       610,419
                                                                    -----------
                   Total Foreign Bonds and Notes
                    (Cost $14,374,494)...........................    14,806,210
                                                                    -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 U.S. TREASURY NOTES -- 13.0%
 $  500,000 5.125% due 03/31/1998................................   $   496,655
  2,325,000 6.375% due 01/15/1999** .............................     2,346,888
                                                                    -----------
            Total U.S. Treasury Notes
             (Cost $2,852,238)...................................     2,843,543
                                                                    -----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 9.8%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 7.7%
   (Cost $1,653,684)
  1,523,382 Pass-through certificates,
             10.000% due 12/15/2017-06/15/2020...................     1,677,136
                                                                    -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.3%
   (Cost $282,011)
    276,579 #141461,
             7.781% due 11/01/2021+..............................       288,508
                                                                    -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.8% (Cost $182,974)
    181,948 #1223,
             7.250% due 07/15/2020...............................       183,369
                                                                    -----------
            Total U.S. Government Agency Mortgage-Backed
             Securities (Cost $2,118,669)........................     2,149,013
                                                                    -----------
 INDEXED NOTES -- 3.0%
            J.P. Morgan & Company:
    436,000      (Value is directly linked to the
                 Philippine Peso)
                 9.700% due 01/21/1997...........................       440,129
    220,000      (Value is directly linked to the South Korean Won)
                 9.825% due 02/05/1997...........................       215,942
                                                                    -----------
            Total Indexed Notes (Cost $656,000)..................       656,071
                                                                    -----------
 CORPORATE NOTE -- 1.4% (Cost $299,156)
    300,000 Sun Communities Inc., Sr. Note,
             7.625% due 05/01/2003...............................       306,033
                                                                    -----------
 COMMERCIAL PAPER -- 1.6% (Cost $366,000)
    366,000 General Electric Capital Corporation,
             7.100% due 01/02/1997...............................       366,000
                                                                    -----------

                                              EXPIRATION  STRIKE
                                                 DATE      PRICE
                                              ----------  ------
 PUT OPTIONS PURCHASED ON FOREIGN CURRENCY -- 0.2%
 DEM     1,500,000 German Deutsche Mark
                    Put....................   03/03/1997 $   1.567      5,550
 AUD     1,100,000 Australian Dollar Put...   03/07/1997     0.790      6,270
 NZD     2,500,000 New Zealand Dollar Put..   03/13/1997     0.685      4,497
 ITL 4,000,000,000 Italian Lira Put........   03/25/1997 1,561.750      9,960
 DEM     1,000,000 German Deutsche Mark
                    Put....................   05/23/1997     1.521     15,000
                                                                   ----------
                   Total Put Options Purchased on Foreign
                    Currency (Cost $56,105)......................      41,277
                                                                   ----------
 TOTAL INVESTMENTS (COST $20,722,662*)....................   96.6% 21,168,147
                                                                   ----------

                       See Notes to Financial Statements.

                       SHORT TERM GLOBAL GOVERNMENT FUND

                               DECEMBER 31, 1996

     PRINCIPAL                               EXPIRATION   STRIKE      VALUE
      AMOUNT                                    DATE      PRICE     (NOTE 2)
     ---------                               ----------   ------    --------
 CALL OPTIONS WRITTEN ON FOREIGN CURRENCY -- (0.2)%
 AUD     1,100,000 Australian Dollar
                    Call..................   03/07/1997 $    0.808 $   (3,960)
 NZD     2,500,000 New Zealand Dollar
                    Call..................   03/13/1997      0.707    (15,695)
 ITL 4,000,000,000 Italian Lira Call......   03/25/1997  1,508.150    (20,400)
                                                                   -----------
                   Total Call Options Written on Foreign
                    Currency
                    (Premiums received $34,280)..................     (40,055)
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET)........................   3.6%     782,293
                                                        ---------- -----------
 NET ASSETS................................................ 100.0% $21,910,385
                                                        ========== ===========

------------
*  Aggregate cost for federal tax purposes.
** A portion or all of this security is pledged as collateral for option contracts.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Rate represents annualized yield at date of purchase (unaudited).
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                          CONTRACTS TO RECEIVE                              UNREALIZED
               -------------------------------------------------------    APPRECIATION/
EXPIRATION          LOCAL                VALUE IN       IN EXCHANGE       (DEPRECIATION)
   DATE            CURRENCY               U.S. $        FOR U.S. $         OF CONTRACTS
----------     ----------------------    --------       -----------       --------------
01/08/1997     CAD       1,125,137       821,755          843,083            $(21,328)
02/12/1997     DKK       2,000,000       340,300          346,999              (6,699)
02/19/1997     DEM       1,000,000       651,965          667,085             (15,120)
03/18/1997     NLG         981,352       570,921          570,000                 921
                                                                             --------
                                                                             $(42,226)
                                                                             --------

 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                           CONTRACTS TO DELIVER
               ---------------------------------------------------------     UNREALIZED
EXPIRATION           LOCAL                VALUE IN        IN EXCHANGE       APPRECIATION
   DATE            CURRENCY                U.S. $         FOR U.S. $        OF CONTRACTS
----------     -----------------------    ---------       -----------       ------------
01/08/1997     CAD        1,125,137         821,755          846,604          $ 24,849
01/08/1997     CAD        1,125,137         821,756          842,752            20,996
02/06/1997     CHF        1,558,960       1,169,234        1,320,593           151,359
02/07/1997     FRF        3,376,386         652,232          655,864             3,632
02/12/1997     DKK       12,689,600       2,159,136        2,200,000            40,864
02/19/1997     DEM        2,714,790       1,769,948        1,809,498            39,550
02/24/1997     BEF       17,148,400         542,686          556,495            13,809
02/25/1997     DEM          296,932         193,658          199,417             5,759
02/25/1997     SEK        4,000,000         584,538          607,211            22,673
03/13/1997     CHF          210,652         158,538          160,130             1,592
03/18/1997     NLG        2,967,694       1,726,516        1,774,618            48,102
                                                                              --------
                                                                              $373,185
                                                                              --------
Net Unrealized Appreciation of Forward Foreign Currency
 Contracts.................................................                   $330,959
                                                                              ========


                               GLOSSARY OF TERMS

     AUD--Australian Dollar
     BEF--Belgian Franc
     CAD--Canadian Dollar
     CHF--Swiss Franc
     DEM--German Deutsche Mark
     DKK--Danish Kroner
     ESP--Spanish Peseta
     FRF--French Franc
     GBP--Great Britain Pound
          Sterling
     ITL--Italian Lira
     NLG--Netherlands Guilder
     NZD--New Zealand Dollar
     SEK--Swedish Krona

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                              U.S. GOVERNMENT FUND

                               DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 2)
 ---------                                                            --------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 69.1%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 30.6%
 $9,627,743 7.000% due 02/15/2011-04/15/2026**...................   $  9,588,876
  9,067,058 7.500% due 01/15/2023-11/15/2023**...................      9,108,544
  1,515,000 8.000% due 07/15/2026-12/15/2026**...................      1,545,300
     86,465 9.000% due 08/15/2021**..............................         92,166
                                                                    ------------
            Total GNMAs (Cost $20,316,480).......................     20,334,886
                                                                    ------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 28.9%
  1,255,138 GOLD, 5.500% due 12/01/2008**........................      1,189,633
  5,337,623 GOLD, 6.500% due 09/01/2025-06/01/2026**.............      5,111,403
  2,479,933 GOLD, 8.500% due 08/01/2026**........................      2,572,136
  1,178,583 GOLD, 8.750% due 01/01/2013**........................      1,229,876
    377,797 GOLD, 9.000% due 09/01/2020**........................        402,588
  3,500,000 Commitment to Purchase, GOLD,
             7.000% due 03/01/2025...............................      3,500,000
  5,000,000 Commitment to Purchase, GOLD,
             8.500% due 05/13/2026...............................      5,189,063
                                                                    ------------
            Total FHLMCs (Cost $19,055,002)......................     19,194,699
                                                                    ------------
  ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) -- 4.7%
            Government National Mortgage Association II:
    349,088 7.125% due 07/20/2018+**.............................        356,614
    884,484 7.125% due 08/20/2020+**.............................        903,969
    893,892 7.125% due 09/20/2020+**.............................        913,727
    955,208 7.125% due 06/20/2023+**.............................        973,119
                                                                    ------------
            Total ARMs (Cost $3,137,491).........................      3,147,429
                                                                    ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 3.4%
    757,505 8.000% due 05/01/2022**..............................        787,199
    418,213 8.500% due 02/01/2023**..............................        437,685
    946,481 10.000% due 07/01/2020**.............................      1,041,716
                                                                    ------------
            Total FNMAs (Cost $2,230,769)........................      2,266,600
                                                                    ------------
  RESIDENTIAL FUNDING MORTGAGE SECURITY -- 1.5%
   (Cost $963,750)
  1,000,000 Trust 92-539, Class S39-A8,
             7.500% due 11/25/2007**.............................      1,013,120
                                                                    ------------
            Total U.S. Government Agency
             Mortgage-Backed Securities
             (Cost $45,703,492)..................................     45,956,734
                                                                    ------------
 U.S. TREASURY OBLIGATIONS -- 26.6%
  U.S TREASURY BONDS -- 16.9%
  3,850,000 6.750% due 08/15/2026**..............................      3,878,875
  7,500,000 6.500% due 11/15/2026***.............................      7,360,575
                                                                    ------------
            Total U.S. Treasury Bonds
             (Cost $11,283,461)..................................     11,239,450
                                                                    ------------
  U.S. TREASURY NOTES -- 9.7%
  1,130,000 6.250% due 06/30/1998**..............................      1,137,594
  1,600,000 6.000% due 09/30/1998**..............................      1,604,000
  3,700,000 6.500% due 10/15/2006**..............................      3,720,239
                                                                    ------------
            Total U.S. Treasury Notes
             (Cost $6,445,182)...................................      6,461,833
                                                                    ------------
            Total U.S. Treasury Obligations
             (Cost $17,728,643)..................................     17,701,283
                                                                    ------------

 PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.3%
            Federal National Mortgage Association (FNMA), REMIC,
             Pass-through certificates:
 $1,261,988 Trust 89-90, Class E,
            8.700% due 12/25/2019**.............................   $  1,311,672
  4,323,487 Trust 92-55, Class DZ,
            8.000% due 04/25/2022**.............................      4,430,190
  5,476,023 Trust 92-83, Class X,
            7.000% due 02/25/2022**.............................      5,003,716
  1,646,891 Trust 93-159, Class PA, (P/O),
            Zero coupon due 01/25/2021**........................      1,473,968
  1,995,069 Trust 93-161, Class E, (P/O),
            Zero coupon due 02/25/2023**........................      1,327,345
    906,983 Trust 94-57, Class C, (P/O),
            Zero coupon due 01/25/2024**........................        649,908
                                                                   ------------
            Total Collateralized Mortgage Obligations (Cost
             $13,305,771).......................................     14,196,799
                                                                   ------------
 SMALL BUSINESS ADMINISTRATION (SBA) -- 2.7%
    284,000 8.500% due 01/01/2015**.............................        303,703
    484,655 6.950% due 09/01/2015**.............................        482,534
    986,154 7.600% due 05/01/2016**.............................      1,018,204
                                                                   ------------
            Total SBAs (Cost $1,776,997)........................      1,804,441
                                                                   ------------

TOTAL INVESTMENTS
 (COST
 $78,514,903*)... 119.7%   79,659,257
OTHER ASSETS AND
 LIABILITIES
 (NET)........... (19.7)  (13,095,962)
                  -----  ------------
NET ASSETS....... 100.0% $ 66,563,295
                  =====  ============

------------
*   Aggregate cost for federal tax purposes.
** A portion or all of the securities are pledged as collateral for futures contracts and dollar roll transactions.
*** A portion or all of the security is pledged as collateral for reverse repurchase agreements (Note 4).
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

 NUMBER OF                                                           UNREALIZED
 CONTRACTS                                                          APPRECIATION
 ---------                                                          ------------
 FUTURES CONTRACTS--SHORT POSITION
    113    U.S. Treasury Bond, Thirty Year, March 1997...........     $212,586
                                                                      ========


                               GLOSSARY OF TERMS

 GOLD --Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle
 P/O  --Principal Only
 REMIC--Real Estate Mortgage
        Investment Conduit

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             CORPORATE INCOME FUND

                               DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 CORPORATE BONDS AND NOTES -- 84.2%
  MANUFACTURING -- 15.9%
 $1,000,000 Boeing Company, Deb.,
             8.750% due 08/15/2021...............................   $ 1,177,500
  1,500,000 Caterpillar Inc., Sinking Fund Deb.,
             9.750% due 06/01/2019...............................     1,663,125
            Ford Motor Company, Deb.:
    250,000  8.875% due 01/15/2022...............................       288,437
    600,000  8.875% due 11/15/2022...............................       648,000
  1,000,000 General Motors Corporation, Deb.,
             9.400% due 07/15/2021...............................     1,202,500
  1,500,000 Lockheed Martin Corporation,
             7.250% due 05/15/2006...............................     1,531,875
  2,550,000 Tyco Laboratories, Inc., Deb.,
             9.500% due 05/01/2022...............................     2,999,438
                                                                    -----------
                                                                      9,510,875
                                                                    -----------
  FINANCIAL -- 15.1%
  1,000,000 Abbey National Plc, Global Note,
             6.690% due 10/17/2005...............................       983,750
    500,000 American General Corporation,
             Sinking Fund Deb.,
             7.500% due 07/15/2025...............................       501,250
  1,000,000 Barclays North American Capital Corporation, Capital
             Note,
             9.750% due 05/15/2021**.............................     1,166,250
     50,000 Chase Manhattan Corporation, Sub. Note,
             8.000% due 06/15/1999...............................        52,000
    230,000 Citicorp, Sub. Note,
             8.625% due 12/01/2002...............................       252,425
  1,550,000 Dean Witter, Discover & Company, Note,
             6.300% due 01/15/2006 ..............................     1,474,437
            First Chicago Corporation, Sub. Note:
    600,000 11.250% due 02/20/2001...............................       698,250
    100,000 9.250% due 11/15/2001................................       110,500
  1,000,000 First Tennessee National Corporation,
             Sub. Capital Note,
             10.375% due 06/01/1999..............................     1,086,250
  1,040,000 Fleet/Norstar Financial Group Inc.,
             Sub. Note,
             9.900% due 06/15/2001...............................     1,164,800
    400,000 Ford Holdings, Inc., Deb.,
             9.375% due 03/01/2020...............................       479,500
    500,000 General Motors Acceptance Corporation, MTN,
             7.550% due 01/14/1997...............................       500,255
    516,000 Security Pacific Corporation, Sub. Note,
             11.500% due 11/15/2000..............................       601,140
                                                                    -----------
                                                                      9,070,807
                                                                    -----------
  TRANSPORTATION -- 8.9%
  1,750,000 Carnival Corporation, Deb.,
             7.200% due 10/01/2023...............................     1,677,812
  2,000,000 Southwest Airlines Company, Pass-through
             certificates, 94-A, Class A-4,
             9.150% due 07/01/2016...............................     2,237,500
  1,300,000 United Air Lines Inc.,
             Pass-through certificates,
             9.560% due 10/19/2018 ..............................     1,426,750
                                                                    -----------
                                                                      5,342,062
                                                                    -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
  INDUSTRIAL -- 8.3%
 $  520,000 AMAX Inc., Note,
             9.875% due 06/13/2001...............................   $   579,800
  1,000,000 Circus Circus Enterprises Inc., Sr. Note,
             6.450% due 02/01/2006...............................       948,750
  1,000,000 Conrail Inc., Deb.,
             9.750% due 06/15/2020 ..............................     1,252,500
    200,000 Ogden Corporation, Deb.,
             9.250% due 03/01/2022 ..............................       228,750
  1,800,000 Praxair, Inc., Deb.,
             8.700% due 07/15/2022...............................     1,962,000
                                                                    -----------
                                                                      4,971,800
                                                                    -----------
  FOREST PRODUCTS -- 7.9%
  1,200,000 Boise Cascade Corporation, Deb.,
             9.450% due 11/01/2009...............................     1,387,500
            Georgia-Pacific Corporation, Deb.:
  1,000,000  9.500% due 05/15/2022...............................     1,096,250
    300,000  8.125% due 06/15/2023...............................       295,500
    700,000 International Paper Company, Deb.,
             6.875% due 11/01/2023...............................       646,625
  1,400,000 Mead Corporation, Deb.,
             7.125% due 08/01/2025...............................     1,302,000
                                                                    -----------
                                                                      4,727,875
                                                                    -----------
  YANKEE (U.S. DOLLAR DENOMINATED) -- 4.8%
  1,700,000 Northern Telecom Capital, Sub. Note,
             7.400% due 06/15/2006...............................     1,755,250
    500,000 Petro-Canada, Deb.,
             9.250% due 10/15/2021...............................       606,875
    500,000 Trans-Canada Pipeline Corporation, Deb.,
             8.500% due 03/20/2023...............................       529,375
                                                                    -----------
                                                                      2,891,500
                                                                    -----------
  ENERGY -- 4.7%
  1,300,000 Occidental Petroleum Corporation, Sr. Deb.,
             11.125% due 08/01/2010 .............................     1,701,375
  1,000,000 Phillips Petroleum Company, Deb.,
             9.180% due 09/15/2021 ..............................     1,103,750
                                                                    -----------
                                                                      2,805,125
                                                                    -----------
  MEDIA -- 4.6%
  1,200,000 News America Holdings,
             8.000% due 10/17/2016...............................     1,201,500
            Tele-Communications, Inc.:
  1,035,000  Sr. Deb.,
             9.250% due 01/15/2023...............................     1,029,825
    200,000  Sr. Note,
             9.250% due 04/15/2002 ..............................       213,250
    300,000 Time Warner Inc., Deb.,
             9.150% due 02/01/2023...............................       325,875
                                                                    -----------
                                                                      2,770,450
                                                                    -----------
  ELECTRIC -- 4.4%
    200,000 Duke Power Company,
             First and Refundable Mortgage,
             6.875% due 08/01/2023...............................       185,250
    700,000 Florida Power & Light Company,
             First Mortgage,
             7.050% due 12/01/2026**.............................       665,875
    100,000 Philadelphia Electric Company, First and Refundable
             Mortgage,
             8.250% due 09/01/2022...............................       103,250

                       See Notes to Financial Statements.

                             CORPORATE INCOME FUND

                               DECEMBER 31, 1996

 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 2)
 ---------                                                            --------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
  ELECTRIC -- (CONTINUED)
            Texas Utilities Electric Company:
 $  150,000  First and Collateral Mortgage,
             8.500% due 08/01/2024................................   $   157,875
  1,500,000  First Mortgage,
             7.875% due 04/01/2024................................     1,498,125
                                                                     -----------
                                                                       2,610,375
                                                                     -----------
  REGIONAL BANKS -- 3.4%
    400,000 Banc One Corporation, Sub. Note,
             10.000% due 08/15/2010...............................       497,500
     82,000 Barnett Banks, Florida, Inc., Sub. Note,
             10.875% due 03/15/2003...............................        98,605
     40,000 First Interstate Bancorp, MTN,
             9.375% due 11/15/1998 ...............................        42,250
            NCNB Corporation, Sub. Note:
  1,100,000 9.375% due 09/15/2009.................................     1,299,375
     60,000 10.200% due 07/15/2015................................        76,050
                                                                     -----------
                                                                       2,013,780
                                                                     -----------
  GAS -- 3.4%
  1,200,000 ANR Pipeline Company, Deb.,
             9.625% due 11/01/2021................................     1,480,500
    500,000 Panhandle Eastern Pipe Line Company, Deb.,
             8.625% due 04/15/2025................................       526,250
                                                                     -----------
                                                                       2,006,750
                                                                     -----------
  RETAIL -- 2.8%
            May Department Stores Company, Deb.:
  1,000,000 8.375% due 10/01/2022.................................     1,046,250
    600,000 8.375% due 08/01/2024.................................       632,250
                                                                     -----------
                                                                       1,678,500
                                                                     -----------
            Total Corporate Bonds and Notes (Cost $49,993,710)....    50,399,899
                                                                     -----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 10.4%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 4.4%
  1,035,205 #386671,
             9.000% due 02/15/2025................................     1,090,847
  1,597,241 #421737,
             7.000% due 06/15/2026................................     1,562,801
                                                                     -----------
            Total GNMAs (Cost $2,588,576).........................     2,653,648
                                                                     -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.3%
 $  510,586 #C00385, GOLD,
             9.000% due 01/01/2025...............................   $   539,626
  2,000,000 Commitment to Purchase,
             8.000% due 01/01/2027...............................     2,035,000
                                                                    -----------
            Total FHLMCs (Cost $2,572,765).......................     2,574,626
                                                                    -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.7%
   (Cost $1,014,063)
  1,000,000 Commitment to Purchase,
             7.500% due 01/01/2012 ..............................     1,014,375
                                                                    -----------
            Total U.S. Government Agency Mortgage-Backed
             Securities (Cost $6,175,404)........................     6,242,649
                                                                    -----------
 U.S. TREASURY BOND -- 2.4% (Cost $1,448,750)
  1,000,000 13.750% due 08/15/2004**.............................     1,439,120
                                                                    -----------
 COMMERCIAL PAPER -- 5.0%
  2,000,000 Associates Corporation of North America,
             5.350% due 01/14/1997++.............................     1,996,136
  1,000,000 Prudential Funding,
             5.420% due 01/16/1997++.............................       997,742
                                                                    -----------
            Total Commercial Paper (Cost $2,993,878).............     2,993,878
                                                                    -----------

  SHARES
  ------
 INVESTMENT COMPANY
  SECURITY -- 1.4%
  (Cost $843,714)
   843,714 Lehman
            Provident
            Tempfund....       843,714
                           -----------
 TOTAL
  INVESTMENTS
  (COST
  $61,455,456*)..   103.4%  61,919,260
 OTHER ASSETS AND
  LIABILITIES
  (NET)..........    (3.4)  (2,036,060)
                   ------  -----------
 NET ASSETS......   100.0% $59,883,200
                   ======  ===========

------------
*   Aggregate cost for federal tax purposes.
** A portion or all of this security is pledged as collateral for dollar roll transactions.
++  Rate represents annualized yield at date of purchase (unaudited).


                               GLOSSARY OF TERMS

 GOLD --Payments are on an accelerated 45-day payment cycle instead of
        75-day payment cycle
 MTN  --Medium Term Note

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             GROWTH AND INCOME FUND

                               DECEMBER 31, 1996

                                                                        VALUE
 SHARES                                                               (NOTE 2)
 ------                                                               --------
 COMMON STOCKS -- 98.0%
  FINANCIAL SERVICES -- 12.6%
 12,600 AMBAC Inc.................................................   $   837,900
 14,300 Boatmen's Bancshares, Inc.................................       922,350
 10,100 Dean Witter, Discover & Company...........................       669,125
 18,300 First Chicago NBD Corporation.............................       983,625
  9,200 First Hawaiian Inc........................................       322,000
 18,400 First USA, Inc............................................       637,100
 13,100 Firstar Corporation.......................................       687,750
 20,000 Fleet Financial Group Inc. (New)..........................       997,500
  3,200 NationsBank Corporation...................................       312,800
 18,700 Providian Corporation.....................................       960,713
 11,300 Salomon, Inc..............................................       532,513
                                                                     -----------
                                                                       7,863,376
                                                                     -----------
  HEALTH CARE -- 11.4%
 25,500 ALZA Corporation+.........................................       659,812
 11,600 Bausch & Lomb Inc. .......................................       411,800
  4,000 Bristol-Myers Squibb Company..............................       435,000
 19,650 Columbia/HCA Healthcare Corporation.......................       800,737
 24,300 Forest Labs Inc.+.........................................       795,825
  8,300 Gensia, Inc.+.............................................        38,388
 46,600 Humana Inc.+..............................................       891,225
  4,600 Schering-Plough Corporation...............................       297,850
  8,800 SmithKline Beecham, ADR...................................       598,400
 24,000 United Healthcare Corporation.............................     1,080,000
 14,600 Warner-Lambert Company....................................     1,095,000
                                                                     -----------
                                                                       7,104,037
                                                                     -----------
  ENERGY -- 10.5%
  9,400 Anadarko Petroleum Corporation............................       608,650
  6,997 Cooper Cameron Corporation+...............................       535,270
 13,200 Enron Corporation.........................................       569,250
 21,600 Exxon Corporation.........................................     2,116,800
  5,200 Royal Dutch Petroleum Company, ADR........................       887,900
  6,000 Texaco Inc................................................       588,750
  9,600 Tosco Corporation.........................................       759,600
 16,524 Ultramar Diamond Shamrock Corporation.....................       522,572
                                                                     -----------
                                                                       6,588,792
                                                                     -----------
  MATERIALS & PROCESSING -- 9.4%
    800 Albemarle Corporation.....................................        14,500
 61,500 Allegheny Teledyne Inc....................................     1,414,500
 11,800 Allied Signal Inc.........................................       790,600
 19,100 Aluminum Company of America...............................     1,217,625
  6,500 du Pont (E.I.) de Nemours & Company.......................       613,437
  5,000 Temple-Inland, Inc........................................       270,625
 23,500 Union Carbide Corporation.................................       960,563
 18,200 USG Corporation+..........................................       616,525
                                                                     -----------
                                                                       5,898,375
                                                                     -----------
  PRODUCER DURABLES -- 8.2%
 19,500 Anixter International Inc.+...............................       314,437
  9,700 Boeing Company............................................     1,031,837
 16,900 Coltec Industries, Inc.+..................................       318,987
 43,800 General Instrument Corporation+...........................       947,175
 11,800 Grainger (W.W.) Inc.......................................       946,950

                                                                        VALUE
 SHARES                                                               (NOTE 2)
 ------                                                               --------
  8,000 MagneTek Inc.+............................................   $   103,000
  3,800 Rohr Inc.+................................................        85,975
 41,500 WMX Technologies, Inc.....................................     1,353,938
                                                                     -----------
                                                                       5,102,299
                                                                     -----------
  TECHNOLOGY -- 8.1%
 22,200 Advanced Micro Devices Inc.+..............................       571,650
 11,600 Bay Networks Inc.+........................................       242,150
 37,400 EMC Corporation+..........................................     1,238,875
 18,800 Input/Output, Inc.+.......................................       347,800
  2,600 Intel Corporation.........................................       340,438
  5,400 International Business Machines Corporation...............       815,400
  9,700 Perkin Elmer Corporation..................................       571,088
 20,400 Quantum Corporation+......................................       583,950
  5,000 Read-Rite Corporation+....................................       126,250
 13,000 Sensormatic Electronics Corporation.......................       217,750
                                                                     -----------
                                                                       5,055,351
                                                                     -----------
  CONSUMER DISCRETIONARY -- 7.7%
  9,100 International Flavors & Fragrances Inc. ..................       409,500
 14,400 Procter & Gamble Company..................................     1,548,000
 26,900 TCI Satellite Entertainment, Inc., Class A+...............       265,638
 94,200 Tele-Communications Inc., TCI Group,
         Class A+.................................................     1,230,488
 35,800 Time Warner, Inc..........................................     1,342,500
                                                                     -----------
                                                                       4,796,126
                                                                     -----------
  CONSUMER STAPLES -- 7.5%
  3,300 CPC International Inc.....................................       255,750
  8,000 Kellogg Company...........................................       525,000
 19,300 PepsiCo Inc...............................................       564,525
 16,800 Philip Morris Companies Inc...............................     1,906,800
 11,000 Ralston Purina Company....................................       807,125
  3,400 Unilever NV...............................................       595,850
                                                                     -----------
                                                                       4,655,050
                                                                     -----------
  TELECOMMUNICATIONS -- 6.4%
 16,500 AT&T Corporation..........................................       717,750
  8,900 Bell Atlantic Corporation.................................       576,275
 12,200 GTE Corporation...........................................       555,100
 30,000 MCI Communications Corporation............................       980,625
 27,100 U.S. West Inc. ...........................................       873,975
 11,600 WorldCom, Inc.+...........................................       302,325
                                                                     -----------
                                                                       4,006,050
                                                                     -----------
  AUTOS & TRANSPORTATION -- 5.4%
  9,700 Consolidated Freightways Corporation+.....................        86,087
 19,400 Consolidated Freightways Inc..............................       431,650
 28,700 Cooper Tire & Rubber Company..............................       566,825
 27,200 General Motors Corporation................................     1,516,400
 13,000 Union Pacific Corporation.................................       781,625
                                                                     -----------
                                                                       3,382,587
                                                                     -----------
  RETAIL -- 5.2%
 23,900 Circuit City Stores Inc...................................       719,987
  8,900 Federated Department Stores, Inc.+........................       303,712
 28,100 Toys R Us Inc.+...........................................       843,000
 60,000 Wal-Mart Stores Inc.......................................     1,372,500
                                                                     -----------
                                                                       3,239,199
                                                                     -----------

                       See Notes to Financial Statements.

                             GROWTH AND INCOME FUND

                               DECEMBER 31, 1996

                                                                       VALUE
  SHARES                                                             (NOTE 2)
  ------                                                             --------
 COMMON STOCKS -- (CONTINUED)
  UTILITIES -- 2.3%
   13,300  Duke Power Company....................................   $   618,450
   25,800  Pacific Gas & Electric Company........................       541,800
    7,800  Pinnacle West Capital Corporation.....................       247,650
                                                                    -----------
                                                                      1,407,900
                                                                    -----------
  COMPUTER SOFTWARE & SERVICES -- 2.0%
   10,300  Autodesk Inc..........................................       288,400
    5,200  Broderbund Software Corporation+......................       154,700
   13,600  First Data Corporation................................       496,400
   20,900  Learning Company, Inc.+...............................       300,438
                                                                    -----------
                                                                      1,239,938
                                                                    -----------
  OTHER -- 1.3%
   19,600  Cooper Industries, Inc................................       825,650
                                                                    -----------
           Total Common Stocks (Cost $53,657,158)................    61,164,730
                                                                    -----------
 PRINCIPAL
  AMOUNT
 ---------
 CONVERTIBLE NOTES -- 0.9%
 $300,000  Berkshire Hathaway, Conv. Sr. Note,
            1.000% due 12/03/2001................................       280,125
  125,000  Rohr Inc., Conv. Sub. Note,
            7.750% due 05/15/2004................................       266,406
                                                                    -----------
           Total Convertible Notes (Cost $421,538)...............       546,531
                                                                    -----------
 U.S. TREASURY BILLS -- 0.6%
   56,000  4.985% due 01/23/1997++...............................        55,836
  341,000  4.860% due 03/06/1997++...............................       337,940
                                                                    -----------
           Total U.S. Treasury Bills (Cost $393,886).............       393,776
                                                                    -----------

                                                                        VALUE
 SHARES                                                                (NOTE 2)
 ------                                                                --------
 CONVERTIBLE PREFERRED STOCK -- 0.6%
  (Cost $348,362)
 6,600  Owens-Corning, Conv. Pfd.+++...............................   $  375,375
                                                                      ----------

TOTAL INVESTMENTS
 (COST
 $54,820,944*)... 100.1%  62,480,412
OTHER ASSETS AND
 LIABILITIES
 (NET)...........  (0.1)     (35,877)
                  -----  -----------
NET ASSETS....... 100.0% $62,444,535
                  =====  ===========

------------
*   Aggregate cost for federal tax purposes is $54,838,399.
+   Non-income producing security.
++  Rate represents annualized yield at date of purchase (unaudited).
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                               GLOSSARY OF TERMS

                      ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                                  GROWTH FUND

                               DECEMBER 31, 1996

                                                                       VALUE
 SHARES                                                              (NOTE 2)
 ------                                                              --------
 COMMON STOCKS -- 94.8%
  TECHNOLOGY -- 18.7%
   3,675 Advanced Micro Devices Inc.+............................   $    94,631
 138,175 Analog Devices Inc.+....................................     4,680,678
  67,300 Cisco Systems, Inc.+....................................     4,281,963
  19,300 Danka Business Systems, ADR.............................       682,738
   6,075 Dell Computer Corporation+..............................       322,734
   2,900 Etec Systems, Inc.+.....................................       110,925
  64,275 HBO & Company ..........................................     3,816,328
  12,250 Intel Corporation.......................................     1,603,984
  12,625 International Business Machines Corporation.............     1,906,375
  34,850 Pittway Corporation, Class A............................     1,864,475
  38,700 Sun Microsystems, Inc.+.................................       994,106
   5,850 Technology Solutions Company+...........................       242,775
  41,050 Xylan Corporation+......................................     1,159,663
                                                                    -----------
                                                                     21,761,375
                                                                    -----------
  TELECOMMUNICATIONS -- 16.6%
  23,650 Ascend Communications Inc.+.............................     1,469,256
  54,375 Cincinnati Bell, Inc....................................     3,337,266
  11,975 CommNet Cellular Inc.+..................................       333,803
   9,200 Lucent Technologies, Inc................................       425,500
  96,777 MFS Communication Company, Inc.+........................     5,274,347
  23,700 Millicom International Cellular SA+.....................       761,363
  30,429 NetCom Systems AB, Class B+.............................       493,083
  18,350 Nokia Corporation, Class A, Sponsored ADR...............     1,055,125
  43,225 Paging Network Inc.+....................................       659,181
  26,575 Palmer Wireless Inc., Class A+..........................       279,038
   1,025 Premiere Technologies, Inc.+............................        25,625
   7,400 Telebras, Sponsored ADR.................................       566,100
 249,811 Telecom Italia Mobile Spa...............................       631,526
  10,875 U.S. Robotics Corporation+..............................       783,000
   2,550 West TeleServices Corporation+..........................        58,013
 119,925 WorldCom, Inc.+.........................................     3,125,545
                                                                    -----------
                                                                     19,277,771
                                                                    -----------
  FINANCIAL SERVICES -- 13.7%
  27,150 Associates 1st Capital Corporation, Class A+............     1,197,994
  36,900 BA Merchant Services, Inc.+.............................       659,587
   9,321 Banca Popolare Di Bergamo...............................       153,609
  13,750 Bank of New York Company, Inc...........................       464,062
  40,947 Barclays Bank Plc, Ord..................................       701,568
   3,700 Charles Schwab Corporation..............................       118,400
  13,125 Chase Manhattan Corporation.............................     1,171,406
   9,799 Grupo Financiero Inbursa, Series B......................        33,485
  17,700 SunAmerica Inc..........................................       785,438
  36,725 UNUM Corporation........................................     2,653,381
  29,741 Wells Fargo & Company...................................     8,022,635
                                                                    -----------
                                                                     15,961,565
                                                                    -----------
  COMPUTER SOFTWARE & SERVICES -- 13.0%
  11,225 Aspen Technology Inc.+..................................       900,806
   1,875 Baan Company, NV+.......................................        65,156
   3,725 Black Box Corporation+..................................       153,656
  13,875 Concord EFS, Inc.+......................................       391,969
   4,100 Documentum, Inc.+.......................................       138,375

                                                        VALUE
 SHARES                                               (NOTE 2)
 ------                                               --------
 72,125  First Data Corporation..................... $ 2,632,563
 24,300  First USA Paymentech, Inc.+................     823,163
 25,750  HNC Software, Inc.+........................     804,687
 29,600  Indus Group Inc.+..........................     762,200
  4,025  Intelligroup, Inc.+........................      44,275
 25,275  JDA Software Group Inc.+...................     720,337
 29,450  Keane Inc.+................................     935,037
  7,400  Microsoft Corporation+.....................     611,425
 22,425  Netscape Communications Corporation+.......   1,275,422
  6,500  Oracle Corporation+........................     271,375
 38,150  Parametric Technology Company+.............   1,959,956
 44,025  Peoplesoft Inc.+...........................   2,110,448
  3,325  Sapient Corporation+.......................     140,066
 11,575  VeriFone Inc.+.............................     341,463
                                                     -----------
                                                      15,082,379
                                                     -----------
 CONSUMER DISCRETIONARY -- 12.0%
 29,575  Alco Standard Corporation..................   1,526,809
  1,650  Cambridge Technology Partners, Inc.+.......      55,378
 22,025  Doubletree Corporation+....................     991,125
  7,600  Extended Stay America, Inc.+...............     152,950
 34,125  Gucci Group+...............................   2,179,734
 36,700  HFS, Inc.+.................................   2,192,825
 26,325  IntelliQuest Information Group, Inc.+......     598,894
 21,325  Lamar Advertising Company+.................     517,131
  7,350  META Group, Inc.+..........................     198,450
 25,950  National Processing, Inc.+.................     415,200
 27,850  Nike Inc., Class B.........................   1,664,038
 22,100  Outdoor Systems, Inc.+.....................     621,563
    375  Quintiles Transnational Corporation+.......      24,844
152,948  Rentokil Group Plc.........................   1,149,843
 48,625  TeleTech Holdings Inc.+....................   1,264,250
  5,450  Tommy Hilfiger Corporation+................     261,600
  3,650  Universal Outdoor Holdings, Inc.+..........      85,775
                                                     -----------
                                                      13,900,409
                                                     -----------
 HEALTH CARE -- 11.7%
  9,150  Bristol-Myers Squibb Company...............     995,062
 90,525  Centocor, Inc.+............................   3,236,269
 26,025  CompDent Corporation+......................     917,381
 29,200  Eli Lilly & Company........................   2,131,600
 16,675  Fresenius Medical Care, ADR+...............     468,984
 10,225  Glaxo Wellcome Plc, ADR....................     324,644
  9,896  Glaxo Wellcome Plc, Ord....................     160,656
 48,675  Omnicare Inc...............................   1,563,684
 19,525  Pharmaceutical Product Development, Inc.+..     493,006
 18,525  SmithKline Beecham, ADR....................   1,259,700
 29,550  Target Therapeutics Inc.+..................   1,241,100
 10,550  Warner-Lambert Company.....................     791,250
                                                     -----------
                                                      13,583,336
                                                     -----------
 MATERIALS & PROCESSING -- 3.7%
 20,755  Metra AB, Series B, Ord....................   1,155,061
 34,850  Monsanto Company...........................   1,354,794
 13,515  Potash Corporation of Saskatchewan.........   1,148,775
 59,125  Rofin-Sinar Technologies Inc.+.............     694,719
                                                     -----------
                                                       4,353,349
                                                     -----------

                       See Notes to Financial Statements.

                                  GROWTH FUND

                               DECEMBER 31, 1996

                                                                        VALUE
 SHARES                                                               (NOTE 2)
 ------                                                               --------
 COMMON STOCKS -- (CONTINUED)
  RETAIL -- 2.1%
 70,600 Abercrombie & Fitch Company, Class A+.....................   $ 1,164,900
  3,725 Fastenal Company..........................................       170,419
 12,225 Galoob Toys, Inc.+........................................       171,150
 11,925 Linens 'N Things, Inc.+...................................       234,028
  5,575 Nordstrom, Inc............................................       197,564
 32,300 Renters Choice Inc.+......................................       468,350
                                                                     -----------
                                                                       2,406,411
                                                                     -----------
  ENERGY -- 1.3%
 30,100 Triton Energy Ltd.+.......................................     1,459,850
                                                                     -----------
  AUTOS & TRANSPORTATION -- 0.8%
 22,875 Wisconsin Central Transportation Corporation+.............       906,422
                                                                     -----------
  OTHER -- 0.6%
 24,997 Kinnevik Investment, Series B.............................       689,153
                                                                     -----------
  RESTAURANTS -- 0.3%
  4,162 Papa John's International Inc.+...........................       140,468
  9,200 Planet Hollywood International, Inc.+.....................       181,700
                                                                     -----------
                                                                         322,168
                                                                     -----------
  CONSUMER STAPLES -- 0.3%
  5,627 Cultor OY, Series 1.......................................       305,815
                                                                     -----------
        Total Common Stocks (Cost $96,321,609)....................   110,010,003
                                                                     -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 2)
 ---------                                                            --------
 COMMERCIAL PAPER -- 4.7% (Cost $5,498,999)
 $5,500,000 American Express Company,
             6.550% due 01/02/1997...............................   $  5,498,999
                                                                    ------------

TOTAL INVESTMENTS (COST $101,820,608*).....................  99.5%  115,509,002
OTHER ASSETS AND LIABILITIES (NET).........................   0.5       554,782
                                                            -----  ------------
NET ASSETS................................................. 100.0% $116,063,784
                                                            =====  ============

------------
* Aggregate cost for federal tax purposes is $102,230,041.
+ Non-income producing security.

                       See Notes to Financial Statements.

                                  GROWTH FUND

                               DECEMBER 31, 1996

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                         CONTRACTS TO RECEIVE                         UNREALIZED
              ---------------------------------------------------   APPRECIATION/
EXPIRATION          LOCAL             VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE           CURRENCY             U.S. $       FOR U.S. $       OF CONTRACTS
----------    ---------------------   --------      -----------     --------------
01/27/1997    ITL     500,000,000       329,089        325,330         $  3,759
02/10/1997    DEM         832,000       542,137        550,665           (8,528)
02/12/1997    DEM         400,000       260,675        264,778           (4,103)
02/12/1997    DEM         143,000        93,191         94,771           (1,580)
03/11/1997    DEM         830,000       541,814        550,471           (8,657)
04/22/1997    SEK       2,500,000       368,459        366,660            1,799
04/22/1997    SEK       1,000,000       147,383        146,141            1,242
04/22/1997    SEK         750,000       110,538        109,958              580
04/22/1997    SEK       2,000,000       294,768        294,942             (174)
                                                                       --------
                                                                       $(15,662)
                                                                       --------

        U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                         CONTRACTS TO DELIVER                         UNREALIZED
              ---------------------------------------------------   APPRECIATION/
EXPIRATION          LOCAL             VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE           CURRENCY             U.S. $       FOR U.S. $       OF CONTRACTS
----------    ---------------------   --------      -----------     --------------
01/02/1997    GBP           4,265         7,304          7,140         $   (164)
01/02/1997    SEK         274,619        40,272         39,930             (342)
01/02/1997    SEK         894,006       131,103        129,990           (1,113)
01/03/1997    GBP           8,998        15,410         15,055             (355)
01/07/1997    GBP          21,760        37,262         36,792             (470)
01/07/1997    SEK         975,378       143,052        141,642           (1,410)
01/07/1997    SEK         488,727        71,678         70,972             (706)
01/16/1997    GBP         475,000       813,192        741,000          (72,192)
01/27/1997    ITL     770,000,000       506,797        501,874           (4,923)
01/27/1997    SEK       3,300,000       484,493        503,225           18,732
02/10/1997    DEM         832,000       542,137        567,918           25,781
02/10/1997    ITL     205,000,000       134,838        133,429           (1,409)
02/12/1997    DEM         543,000       353,866        370,648           16,782
03/11/1997    DEM         830,000       541,814        560,811           18,997
03/11/1997    FIM       2,000,000       436,799        432,302           (4,497)
03/12/1997    ITL      10,000,000         6,569          6,542              (27)
04/22/1997    FIM         400,000        87,602         87,796              194
04/22/1997    GBP          70,000       119,537        110,950           (8,587)
04/22/1997    SEK       7,000,000     1,031,686      1,057,721           26,035
05/12/1997    ITL     150,000,000        98,348         98,193             (155)
05/27/1997    FIM       3,200,000       702,499        714,046           11,547
05/27/1997    GBP         200,000       341,176        335,960           (5,216)
05/27/1997    ITL     450,000,000       294,935        297,599            2,664
06/04/1997    GBP         200,000       341,091        334,960           (6,131)
06/04/1997    SEK       2,969,000       438,469        440,015            1,546
                                                                       --------
                                                                       $ 14,581
                                                                       --------
              Net Unrealized Depreciation of Forward
               Foreign Currency Contracts................              $ (1,081)
                                                                       ========




                               GLOSSARY OF TERMS

     ADR --American Depositary Receipt
     DEM --German Deutsche Mark
     FIM --Finnish Markka
     GBP --Great Britain Pound Sterling
     ITL --Italian Lira
     SEK --Swedish Krona

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                              EMERGING GROWTH FUND

                               DECEMBER 31, 1996

                                                                       VALUE
 SHARES                                                              (NOTE 2)
 ------                                                             -----------
 COMMON STOCKS -- 92.7%
  RETAIL -- 19.5%
  21,325 Barnett Inc.+...........................................   $   581,106
   8,960 Eurobike AG+............................................       273,659
  61,950 Fastenal Company........................................     2,834,213
  40,350 Global DirectMail Corporation+..........................     1,760,269
   2,009 Grand Optical - Photoservices...........................       325,637
  14,325 MSC Industrial Direct Company, Class A+.................       530,025
  25,500 O'Reilly Automotive Inc.+...............................       816,000
 100,000 Petco Animal Supplies Inc.+.............................     2,075,000
  36,900 Renters Choice Inc.+....................................       535,050
  14,075 Stage Stores, Inc.+.....................................       256,869
  19,350 Viking Office Products, Inc.+...........................       516,403
  14,075 Wilmar Industries, Inc.+................................       390,581
                                                                    -----------
                                                                     10,894,812
                                                                    -----------
  CONSUMER DISCRETIONARY -- 14.7%
   6,300 American Residential Services, Inc.+....................       170,887
   9,725 Apollo Group, Inc., Class A+............................       325,180
  48,225 Family Golf Centers Inc.+...............................     1,452,778
   1,486 Fotolabo SA.............................................       577,303
   6,525 Heritage Media Corporation, Class A+....................        73,406
  13,500 HFS, Inc.+..............................................       806,625
  10,725 National Processing, Inc.+..............................       171,600
  40,050 Premier Parks Inc.+.....................................     1,286,606
  32,150 Profit Recovery Group International, Inc. ..............       514,400
   3,450 Regal Cinemas, Inc.+....................................       106,088
 220,551 Rentokil Group Plc .....................................     1,658,074
  19,675 TeleTech Holdings Inc.+.................................       511,550
  14,850 Univision Communications Inc.+..........................       549,450
                                                                    -----------
                                                                      8,203,947
                                                                    -----------
  RESTAURANTS -- 10.5%
 149,205 J. D. Wetherspoon Plc Ord. .............................     2,989,507
  51,825 Papa John's International Inc.+.........................     1,749,094
 115,859 PizzaExpress Plc........................................     1,046,604
   5,125 PJ America Inc.+........................................        92,250
                                                                    -----------
                                                                      5,877,455
                                                                    -----------
  TELECOMMUNICATIONS -- 10.2%
  47,375 CommNet Cellular Inc.+..................................     1,320,578
  14,925 Millicom International Cellular SA+.....................       479,466
  34,250 Omnipoint Corporation+..................................       659,312
 135,750 Paging Network Inc.+....................................     2,070,187
  15,575 Premiere Technologies, Inc.+............................       389,375
  69,121 PriCellular Corporation, Class A+.......................       794,892
                                                                    -----------
                                                                      5,713,810
                                                                    -----------
  MATERIALS & PROCESSING -- 7.4%
  27,300 Minerals Technologies Inc. .............................     1,119,300
  22,200 Sealed Air Corporation+.................................       924,075
  72,550 Trigen Energy Corporation...............................     2,085,813
                                                                    -----------
                                                                      4,129,188
                                                                    -----------

                                                                       VALUE
 SHARES                                                              (NOTE 2)
 ------                                                             -----------
  FINANCIAL SERVICES -- 7.4%
 100,000 Insignia Financial Group Inc., Class A+.................   $ 2,250,000
  23,875 Medallion Financial Corporation.........................       364,094
  14,775 Protective Life Corporation.............................       589,153
  28,275 UICI+...................................................       918,938
                                                                    -----------
                                                                      4,122,185
                                                                    -----------
  AUTOS & TRANSPORTATION -- 5.5%
  53,450 APS Holding Corporation, Class A+.......................       828,475
  56,300 Wisconsin Central Transportation Corporation+...........     2,230,888
                                                                    -----------
                                                                      3,059,363
                                                                    -----------
  HEALTH CARE -- 5.1%
  50,325 DepoTech Corporation+...................................       824,072
   9,250 Karrington Health, Inc.+................................       115,625
   6,500 Omnicare Inc. ..........................................       208,812
   2,875 Steris Corporation+.....................................       125,062
  14,600 Sunrise Assisted Living, Inc.+..........................       406,975
  27,650 Target Therapeutics, Inc.+..............................     1,161,300
                                                                    -----------
                                                                      2,841,846
                                                                    -----------
  TECHNOLOGY -- 3.4%
  29,175 Safeguard Scientifics, Inc.+............................       926,306
  14,125 Technology Solutions Company+...........................       586,188
  13,750 XLConnect Solutions Inc.+...............................       395,312
                                                                    -----------
                                                                      1,907,806
                                                                    -----------
  OTHER -- 3.1%
  46,500 Central Parking Corporation.............................     1,557,750
   6,675 Rental Service Corporation+.............................       183,562
                                                                    -----------
                                                                      1,741,312
                                                                    -----------
  PRODUCER DURABLES -- 2.9%
  29,900 Culligan Water Technologies, Inc.+......................     1,210,950
   8,650 Littelfuse Inc.+........................................       419,525
                                                                    -----------
                                                                      1,630,475
                                                                    -----------
  CONSUMER STAPLES -- 2.7%
  55,250 JP Foodservice Inc.+....................................     1,540,094
                                                                    -----------
  COMPUTER SOFTWARE & SERVICES -- 0.3%
   4,175 First USA Paymentech, Inc.+.............................       141,428
   2,918 Sanchez Computer Associates, Inc.+......................        22,979
                                                                    -----------
                                                                        164,407
                                                                    -----------
         Total Common Stocks (Cost $41,970,218)..................    51,826,700
                                                                    -----------
 WARRANT -- 0.6% (Cost $149,086)
   7,950 Littelfuse Inc., Series A, expires 12/27/2001+..........       314,025
                                                                    -----------

                       See Notes to Financial Statements.

                              EMERGING GROWTH FUND

                               DECEMBER 31, 1996

  PRINCIPAL                                                             VALUE
  AMOUNT                                                              (NOTE 2)
  ---------                                                          -----------
 COMMERCIAL PAPER -- 6.8%
 $2,600,000 American Express Company,
             6.550% due 01/02/1997................................   $ 2,599,527
  1,000,000 Coca-Cola Company,
             5.500% due 01/24/1997................................       996,486
    200,000 Household Finance Corporation,
             6.500% due 01/02/1997................................       199,964
                                                                     -----------
            Total Commercial Paper (Cost $3,795,977)..............     3,795,977
                                                                     -----------

TOTAL INVESTMENTS (COST $45,915,281*)....................... 100.1%  55,936,702
OTHER ASSETS AND LIABILITIES (NET)..........................  (0.1)     (49,213)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $55,887,489
                                                             =====  ===========

------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                        CONTRACTS TO DELIVER                        UNREALIZED
              -------------------------------------------------   APPRECIATION/
EXPIRATION         LOCAL            VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE          CURRENCY            U.S. $       FOR U.S. $       OF CONTRACTS
----------    -------------------   --------      -----------     --------------
01/02/1997    DEM        68,093        44,250         43,745        $    (505)
01/02/1997    GBP         3,537         6,057          5,921             (136)
01/03/1997    GBP         7,462        12,779         12,484             (295)
01/03/1997    THB     1,499,850        58,481         58,487                6
01/07/1997    DEM        67,590        43,931         43,449             (482)
01/07/1997    GBP        18,046        30,902         30,513             (389)
01/16/1997    GBP       700,000     1,198,388      1,092,000         (106,388)
01/24/1997    GBP       150,000       256,751        232,545          (24,206)
03/11/1997    GBP       136,000       232,513        223,604           (8,909)
05/27/1997    GBP       620,000     1,057,645      1,041,476          (16,169)
06/04/1997    GBP        75,000       127,909        125,273           (2,636)
                                                                    ---------
              Net Unrealized Depreciation of Forward
               Foreign Currency Contracts..............             $(160,109)
                                                                    =========


                               GLOSSARY OF TERMS

     DEM--German Deutsche Mark
     GBP--Great Britain Pound Sterling
     THB--Thai Baht

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                           INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1996

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
 COMMON STOCKS -- 92.1%
  JAPAN -- 25.1%
      10,000 Advantest Corporation................................   $   468,871
      40,000 Anritsu Corporation..................................       431,742
      25,000 Canon Inc. ..........................................       552,629
      25,000 Daiwa Securities Company.............................       222,347
          92 DDI Corporation......................................       608,514
      35,000 Denki Kogyo Company Ltd. ............................       262,931
          70 East Japan Railway Company...........................       314,912
      50,000 Fujikura Ltd. .......................................       400,656
      27,000 Hankyu Realty........................................       198,169
      55,000 Hitachi Ltd. ........................................       512,909
      28,000 Honda Motor Company..................................       800,276
     125,000 Isuzu Motors Ltd. ...................................       555,867
      25,000 JUSCO Company........................................       848,372
     102,000 Kawasaki Heavy Industries............................       421,881
      15,000 Matsushita Electric Industrial Company...............       244,798
      53,000 Mitsubishi Estate Company............................       544,599
      68,000 Mitsubishi Heavy Industrials Ltd. ...................       540,195
      25,000 Mycal Corporation....................................       362,663
       2,000 Net One Systems Company..............................       171,833
       2,000 Nitta Corporation....................................        25,904
     190,000 NKK Corporation+.....................................       428,201
      20,000 Nomura Securities Company Ltd. ......................       300,492
       8,000 Noritsu Koki Company Ltd. ...........................       376,479
       5,000 North Pacific Bank...................................        26,768
          11 NTT Data Communication Systems Corporation...........       321,993
      13,000 Orix Corporation.....................................       541,059
      36,000 Pioneer Electric Corporation.........................       686,987
       6,000 Rohm Company.........................................       393,748
      35,000 Sharp Corporation....................................       498,662
       3,400 Shin Nippon Air Technologies.........................        37,872
      11,000 Sony Corporation.....................................       720,922
     110,000 Sumitomo Metal Industries............................       270,702
      12,000 Takashimaya Company Ltd. ............................       144,029
      12,000 TDK Corporation......................................       782,316
      75,000 Toray Industries Inc. ...............................       463,043
      19,000 Toyota Motor Corporation.............................       546,326
         100 West Japan Railway Company...........................       323,806
      34,000 Yokagawa Electric Corporation........................       293,584
                                                                     -----------
                                                                      15,647,057
                                                                     -----------
  UNITED STATES -- 19.1%
       6,100 Alcan Aluminum Ltd. .................................       205,112
      16,969 Asia Cement, GDS.....................................       311,553
      17,400 Banco de Edwards, ADR................................       311,025
      71,000 Biacore International AB,
              Sponsored ADR+......................................     1,562,000
      48,200 Blue Square-Israel Ltd., ADR+........................       686,850
      32,450 Commercial International Bank of
              Egypt, GDR+ ++......................................       460,141
      23,200 ECI Telecommunications Ltd., ADR.....................       493,000
      16,500 Enersis SA, ADR......................................       457,875
      31,500 Groupe AB SA, ADR+...................................       452,812
      22,500 Guangshen Railway Ltd., ADR+.........................       464,063

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
       6,500 Hansol Paper Company, GDS+...........................   $    82,875
     369,858 Hong Kong Land Holdings..............................     1,028,205
      10,200 Hyundai Motor Company Ltd., GDR+.....................        73,950
      39,821 Jardine Matheson Holdings............................       262,819
      21,200 Kookmin Bank, Sponsored GDR++........................       395,804
      10,700 Korea Electric Power Corporation,
              Sponsored ADR.......................................       219,350
       9,100 Millicom International Cellular SA+..................       292,338
      12,000 Panamerican Beverages, Class A.......................       562,500
       7,000 Portugal Telecommunications, ADR.....................       197,750
       7,900 PT Indosat, ADR......................................       216,263
      20,000 Qantas Airways, ADR++................................       333,900
      57,000 Reliance Industries Ltd., GDS........................       699,675
       5,000 Repsol SA, ADR.......................................       190,625
       7,814 Samsung Electronics Company Ltd., GDS................       144,163
      25,000 State Bank of India, GDR+ ++.........................       440,000
      25,000 Telefonica de Argentina, ADR.........................       646,875
      29,000 YPF Sociedad Anonima, Sponsored ADR..................       732,250
                                                                     -----------
                                                                      11,923,773
                                                                     -----------
  UNITED KINGDOM -- 7.4%
      77,428 British Airport Authority............................       645,076
     154,791 Cookson Group Plc....................................       625,587
     142,200 General Electric Company Plc Ord. ...................       930,236
     170,000 Pace Micro Technology+ ++............................       671,043
     127,500 Rolls Royce Plc......................................       562,235
      13,000 RTZ Corporation......................................       208,488
     111,000 Thistle Hotels Plc+..................................       345,009
     158,720 Vodafone Group ......................................       670,006
                                                                     -----------
                                                                       4,657,680
                                                                     -----------
  NEW ZEALAND -- 5.7%
     587,800 Fletcher Challenge -- Building Division..............     1,807,622
     642,200 Fletcher Challenge -- Forest Division................     1,075,988
     793,000 Wrightson Ltd. ......................................       689,552
                                                                     -----------
                                                                       3,573,162
                                                                     -----------
  FRANCE -- 4.7%
       7,000 Assurance Generale de France.........................       225,981
       5,000 AXA Company..........................................       318,011
       5,700 Changeurs International+.............................       282,336
       6,400 Compagnie Bancaire SA................................       757,367
       3,600 Eaux (Cie Generale Des)..............................       446,141
      26,457 La Gardere Groupe....................................       726,121
      12,698 Usinor Sacilor.......................................       184,774
                                                                     -----------
                                                                       2,940,731
                                                                     -----------
  AUSTRALIA -- 3.6%
     228,800 Boral Ltd. ..........................................       651,065
      38,700 CSR Ltd. ............................................       135,347
      30,900 Lend Lease Corporation ..............................       599,285
      18,800 National Australia Bank Ltd.  .......................       221,159
     318,800 Oil Search Ltd. .....................................       620,826
      12,552 Qantas Airways Ltd. .................................        20,952
                                                                     -----------
                                                                       2,248,634
                                                                     -----------

                       See Notes to Financial Statements.

                           INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1996

                                                                        VALUE
        SHARES                                                        (NOTE 2)
        ------                                                        --------
 COMMON STOCKS -- (CONTINUED)
  GERMANY -- 3.2%
           200 Ava Allgemeine Handels Der
                Verbr AG+.........................................   $    57,575
         5,500 BASF AG............................................       211,873
           700 Bayerische Motoren Werke AG........................       488,092
           400 G.E.A. AG..........................................       122,429
         2,300 SGL Carbon AG......................................       289,957
        13,800 Veba AG............................................       798,128
                                                                     -----------
                                                                       1,968,054
                                                                     -----------
  HONG KONG -- 3.1%
       147,000 Cheung Kong Infrastructure Holdings+...............       389,618
        61,000 Henderson China....................................       138,807
        45,500 Hong Kong Electric Holdings........................       151,186
       102,000 Hong Kong Telecommunications.......................       164,186
         7,600 HSBC Holdings Ord. ................................       162,622
        18,000 Hutchison Whampoa Ltd. ............................       141,380
        14,000 New World Development Company......................        94,576
        66,000 Swire Pacific Ltd., Class A........................       629,323
        22,000 Television Broadcasts Ltd. ........................        87,892
                                                                     -----------
                                                                       1,959,590
                                                                     -----------
  SPAIN -- 3.1%
         1,900 Banco Popular de Espanol...........................       373,195
       108,100 Iberdrola SA.......................................     1,532,093
                                                                     -----------
                                                                       1,905,288
                                                                     -----------
  FINLAND -- 2.1%
        11,500 Metra AB, Class B..................................       640,000
        38,300 Valmet Corporation, Class A........................       669,417
                                                                     -----------
                                                                       1,309,417
                                                                     -----------
  SINGAPORE -- 1.9%
        81,000 D.B.S. Land Ltd. ..................................       298,113
        38,000 Development Bank of Singapore (F)..................       513,257
        18,000 Singapore International Airlines
                Ltd. (F)..........................................       163,367
        11,000 Singapore Press Holdings (F).......................       216,966
                                                                     -----------
                                                                       1,191,703
                                                                     -----------
  SWITZERLAND -- 1.8%
         1,003 Novartis AG+.......................................     1,148,365
                                                                     -----------
  SWEDEN -- 1.8%
         8,220 ABB AB, B Shares...................................       930,591
         4,000 Astra AB, Class B..................................       192,986
                                                                     -----------
                                                                       1,123,577
                                                                     -----------
  PORTUGAL -- 1.4%
        30,000 Portugal Telecommunications SA.....................       855,208
                                                                     -----------
  MALAYSIA -- 1.2%
        44,500 Commerce Asset Holdings Berhad.....................       334,785
        75,000 New Straits Time Press Berhad......................       433,578
                                                                     -----------
                                                                         768,363
                                                                     -----------
  THAILAND -- 1.2%
        21,000 Bangkok Bank Public Company
                Ltd. (F)..........................................       203,073
         6,400 International Cosmetics Public
                Company Ltd. .....................................        31,943
        14,700 Siam Cement Public Company Ltd. (F)................       460,844
        13,800 Thai Military Bank Public
                Company Ltd. .....................................        27,174
                                                                     -----------
                                                                         723,034
                                                                     -----------

                                                                       VALUE
         SHARES                                                      (NOTE 2)
         ------                                                      --------
  NORWAY -- 1.0%
        160,000 Den Norske Bank, Series A........................   $   615,375
                                                                    -----------
  INDONESIA -- 1.0%
        125,500 International Nickel of Indonesia (F)............       282,933
         60,500 PT Bank International of
                 Indonesia (F)+..................................        59,552
         31,000 PT Indosat ......................................        85,309
         54,000 Semen Gresik (F).................................       173,751
                                                                    -----------
                                                                        601,545
                                                                    -----------
  DENMARK -- 0.9%
         22,000 International Service Systems AS,
                 Class B.........................................       578,874
                                                                    -----------
  POLAND -- 0.9%
          5,700 Bank Przemyslcowo-Handlowy SA....................       367,743
         30,700 Polifarb-Cieszyn SA..............................       170,229
                                                                    -----------
                                                                        537,972
                                                                    -----------
  SOUTH KOREA -- 0.8%
         13,800 Korea Electric Power Corporation.................       401,751
          1,300 Samsung Electronics Company Ltd..................        70,000
                                                                    -----------
                                                                        471,751
                                                                    -----------
  AUSTRIA -- 0.6%
          2,275 VA Technologie AG................................       357,054
                                                                    -----------
  NETHERLANDS -- 0.5%
          7,900 Philips Electronics NV...........................       320,097
                                                                    -----------
                Total Common Stocks
                 (Cost $53,881,069)..............................    57,426,304
                                                                    -----------
      PRINCIPAL
         AMOUNT
      ---------
 CORPORATE BONDS -- 1.1%
 $       45,000 Bangkok Bank, Convertible,
                 3.250% due 03/03/2004...........................        43,875
 JPY 17,000,000 Izumiya, Convertible,
                 0.800% due 08/31/1999...........................       176,151
 JPY 10,000,000 NEC Corporation, Convertible,
                 1.900% due 03/30/2001...........................       125,205
 $      310,000 Telekom Malaysia Berhad,
                 4.000% due 10/03/2004...........................       317,750
                                                                    -----------
                Total Corporate Bonds (Cost $693,330)............       662,981
                                                                    -----------
         SHARES
         ------
 PREFERRED STOCK -- 0.1%
  (Cost $63,736)
            195 G.E.A. AG, Pfd...................................        61,395
                                                                    -----------
 INVESTMENT COMPANY SECURITY -- 1.8%
  (Cost $1,006,397)
      1,090,000 General Pacific Securities Taiwan
                 Index Fund......................................     1,100,900
                                                                    -----------
      PRINCIPAL
         AMOUNT
      ---------
 REPURCHASE AGREEMENT -- 3.4%
  (Cost $2,152,000)
 $    2,152,000 Agreement with State Street Bank & Trust Company,
                 5.000% dated 12/31/1996, to be repurchased at
                 $2,152,598 on 01/02/1997, collateralized by
                 $2,150,000 U.S. Treasury Note, 6.000% due
                 08/31/1997 (Market Value -- $2,198,375).........     2,152,000
                                                                    -----------

                       See Notes to Financial Statements.

                           INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1996

PRINCIPAL                                      EXPIRATION   STRIKE      VALUE
 AMOUNT                                           DATE      PRICE     (NOTE 2)
---------                                      ----------   ------    --------
 CALL OPTIONS PURCHASED ON STOCK INDICES -- 0.0%#
 KRW 4,755,161 Kospi 200 Stock Index.........  02/07/1997 $    0.110 $         5
 JPY    42,509 Tokyo Price Index (TOPIX).....  03/14/1997  1,539.200       6,840
                                                                     -----------
               Total Call Options Purchased on Stock Indices (Cost
               $85,000).............................................       6,845
                                                                     -----------

TOTAL INVESTMENTS (COST $57,881,532*).......................  98.5%  61,410,425
OTHER ASSETS AND LIABILITIES (NET)..........................   1.5      944,091
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $62,354,516
                                                             =====  ===========

------------
*  Aggregate cost for federal tax purposes is $57,881,906.
+  Non-income producing security.
++ A portion or all of this security is exempt from registration under Rule
   144A of the Securities Act of 1933. This security may be resold in transac-tions exempt from registration, normally to qualified institutional buyers.
#  Amount represents less than 0.1% of net assets.

AS OF DECEMBER 31, 1996 SECTOR DIVERSIFICATION WAS AS FOLLOWS  (UNAUDITED):

                                                            % OF       VALUE
                 SECTOR DIVERSIFICATION                  NET ASSETS  (NOTE 2)
                 ----------------------                  ---------- -----------
COMMON STOCKS:
Materials & Processing..................................    17.1%   $10,666,474
Producer Durables.......................................    15.2      9,437,792
Financial Services......................................    13.9      8,671,345
Telecommunications......................................     8.9      5,531,417
Consumer Discretionary..................................     7.6      4,757,528
Autos & Transportation..................................     7.1      4,407,808
Utilities...............................................     5.7      3,560,383
Technology..............................................     5.3      3,314,734
Health Care.............................................     3.3      2,078,956
Energy..................................................     2.5      1,543,701
Consumer Staples........................................     1.7      1,066,031
Retail..................................................     1.4        888,454
Computer Software & Services............................     0.5        321,993
Other...................................................     1.9      1,179,688
                                                           -----    -----------
TOTAL COMMON STOCKS.....................................    92.1     57,426,304
OTHER INVESTMENTS.......................................     6.4      3,984,121
                                                           -----    -----------
TOTAL INVESTMENTS.......................................    98.5     61,410,425
OTHER ASSETS AND LIABILITIES (NET)......................     1.5        944,091
                                                           -----    -----------
NET ASSETS..............................................   100.0%   $62,354,516
                                                           =====    ===========

                       See Notes to Financial Statements.

                           INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1996


SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
 U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                   CONTRACTS TO RECEIVE
              -------------------------------------                    UNREALIZED
EXPIRATION           LOCAL              VALUE IN      IN EXCHANGE     DEPRECIATION
   DATE            CURRENCY              U.S. $       FOR U.S. $      OF CONTRACTS
----------    -----------------------   --------      -----------     ------------
03/05/1997    JPY     1,054,121,000     9,184,029     10,000,000      $  (815,971)
03/05/1997    JPY       359,251,186     3,129,976      3,425,746         (295,770)
04/02/1997    DEM         3,754,029     2,454,263      2,526,055          (71,792)
10/24/1997    JPY       616,298,200     5,553,269      5,786,837         (233,568)
                                                                      -----------
                                                                      $(1,417,101)
                                                                      -----------

 U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                   CONTRACTS TO DELIVER                                 UNREALIZED
              -------------------------------------                   APPRECIATION/
EXPIRATION           LOCAL              VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE            CURRENCY              U.S. $       FOR U.S. $       OF CONTRACTS
----------    -----------------------   --------      -----------     --------------
01/02/1997    PHP           728,244        27,690         27,669        $      (21)
01/03/1997    FRF           500,000        96,367         96,117              (250)
03/05/1997    FRF        16,379,909     3,168,628      3,226,297            57,669
03/05/1997    JPY     1,038,600,000     9,048,803     10,000,000           951,197
03/05/1997    JPY       374,772,186     3,265,203      3,600,117           334,914
04/02/1997    DEM         3,754,029     2,454,263      2,490,000            35,737
10/24/1997    JPY       857,130,400     7,723,332      8,000,000           276,668
10/24/1997    JPY       375,466,000     3,383,206      3,500,000           116,794
                                                                        ----------
                                                                        $1,772,708
                                                                        ----------
              Net Unrealized Appreciation of Forward
               Foreign Currency Contracts..................             $  355,607
                                                                        ==========


                               GLOSSARY OF TERMS

     ADR--American Depositary Receipt
     DEM--German Deutsche Mark
     (F)--Foreign or Alien Shares
     FRF--French Franc
     GDR--Global Depositary Receipt
     GDS--Global Depositary Share
     JPY--Japanese Yen
     KRW--South Korean Won
     PHP--Philippine Peso

                       See Notes to Financial Statements.

 NOTES TO FINANCIAL STATEMENTS
                           THE SIERRA VARIABLE TRUST

1. ORGANIZATION AND BUSINESS

The Sierra Variable Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 29, 1993 as a business entity commonly known as a "Massachusetts business trust". The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end management investment company. The Trust offers nine managed investment funds (the "Funds") to the public only through certain variable annuity contracts offered by American General Life Insurance Company ("AG Life"): the Global Money Fund (the "Money Fund"); the Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds (the "Bond Funds"); and the Growth and Income, Growth, Emerging Growth and International Growth Funds (the "Equity Funds").

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Money Fund: The investments of the Money Fund are valued on the basis of amortized cost so long as the Trust's Board of Trustees (the "Board of Trustees") determines that this method constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Money Fund attempts to maintain a constant net asset value of $1.00 per share.

Bond Funds and Equity Funds: A security that is primarily traded on a United States ("U.S.") or foreign exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined in good faith through consideration of other factors by or under the direction of the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the NASDAQ National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, are valued on the basis of the bid price at the close of business on each day. Investments in U.S. Government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. The current market value of an option is the last price on the principal exchange on which such option is traded or in the absence of a sale, is the mean between the last bid and offering price. Short-term investments that mature in 60 days or less are valued at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate.

Corporate debt securities and debt securities of U.S. issuers (other than U.S. Government securities and short-term investments) are valued by an independent pricing service which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund through its custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral

                           THE SIERRA VARIABLE TRUST

securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Each Fund's respective Sub-advisor, acting under the supervision of the Trust's investment advisor, Sierra Investment Advisors Corporation ("Sierra Advisors") and the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

REVERSE REPURCHASE AGREEMENTS:

All Funds except the Money Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds would assume the role of seller/borrower in the transaction. The Funds may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds have committed to sell are reflected in the Funds' Statements of Assets and Liabilities. The Funds will maintain segregated accounts with the Trust's custodian consisting of U.S. Government securities, cash or money market instruments that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTION CONTRACTS:

All Funds except the Money Fund may engage in option contracts. The Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Put Options Purchased on Foreign Currency", "Call Option Purchased on Foreign Interest Rate Futures", "Call Options Purchased on Stock Indices" and "Call Options Written on Foreign Currency". These amounts reflect each contract's exposure to the underlying instrument at December 31, 1996. Writing puts and buying calls tends to increase the Funds' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Funds' exposure to the underlying instrument or to hedge other Fund investments.

Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Funds will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

When the Funds write a call option or a put option, an amount equal to the premium received by the Funds are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of a counterparty's inability to perform.

The Short Term High Quality Bond, Short Term Global Government, Growth and International Growth Funds may engage in options on foreign currency and options on interest rate futures as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

                           THE SIERRA VARIABLE TRUST

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' hedging strategy unsuccessful and could result in a loss to the Funds. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

All Funds except the Money Fund may engage in futures transactions. The Funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts". This amount reflects each contract's exposure to the underlying instrument at December 31, 1996. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Short Term High Quality Bond, Short Term Global Government, Corporate Income, Growth and Income, Growth, Emerging Growth and International Growth Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy

                           THE SIERRA VARIABLE TRUST

or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts". These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at December 31, 1996. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

DOLLAR ROLL TRANSACTIONS:

The Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Funds are paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds, except for the Money Fund, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each Bond and Equity Fund, and up to 10% of the assets of the Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) except for the Money Fund, to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) for the Money Fund and Growth and Income Fund certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities as defined below.

                           THE SIERRA VARIABLE TRUST

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Rule 144A securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid under guidelines established by the Board of Trustees, that investment will be included within the 15% or 10% limitation, as applicable, on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Fund are declared daily and paid monthly. Dividends from net investment income of the Bond Funds are declared and paid quarterly. Dividends from net investment income of the Equity Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund are made annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund as a whole.

For the year ended December 31, 1996, permanent differences resulting from book and tax accounting for organizational costs were reclassified to paid-in capital at year end. Certain reclassification adjustments were also made between undistributed net investment income and realized gains due to different book and tax accounting for currency gains and losses, net operating losses and paydowns of certain debt instruments. Per share information in the Financial Highlights reflects the effect of these reclassifications.

                                            INCREASE/DECREASE INCREASE/DECREASE
                                  DECREASE  UNDISTRIBUTED NET    ACCUMULATED
                                   PAID-       INVESTMENT       NET REALIZED
                                 IN CAPITAL      INCOME           GAIN/LOSS
                                 ---------- ----------------- -----------------
      Global Money Fund........   $(3,291)      $  3,291             --
      Short Term High Quality
       Bond Fund...............      --          (36,035)         $  36,035
      Short Term Global Govern-
       ment Fund...............    (3,291)       156,809           (153,518)
      U.S. Government Fund.....    (3,291)       (63,590)            66,881
      Corporate Income Fund....    (3,291)       (14,853)            18,144
      Growth Fund..............    (3,291)       120,612           (117,321)
      Emerging Growth Fund.....       --         588,791           (588,791)
      International Growth
       Fund....................    (3,291)       343,545           (340,254)

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

                           THE SIERRA VARIABLE TRUST

EXPENSES:

General expenses of the Trust are allocated to the Funds based upon the relative net assets of each Fund.

OTHER:

The Corporate Income Fund may purchase floating rate, inverse floating rate and variable rate obligations. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Fund may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the Fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Corporate Income Fund may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. The Money Fund and Growth and Income Fund may purchase variable rate demand notes. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Funds will be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund, as determined by the Fund's Sub-advisor. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Inherent in these instruments is the risk of potential loss should the Fund be delayed or prevented from exercising the put feature.

3. INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION FEES AND OTHER
TRANSACTIONS

Sierra Advisors, an indirect wholly-owned subsidiary of Great Western Financial Corporation ("GWFC"), a publicly held corporation, serves as investment advisor to the Trust. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a publicly traded company, serves as the Sub-advisor to the Money Fund and Growth and Income Fund and, until April 8, 1996, served as the Sub-advisor to the International Growth Fund. Warburg, Pincus Counsellors, Inc. ("Warburg"), a privately held corporation, began serving as the Sub-advisor to the International Growth Fund on April 8, 1996. BlackRock Financial Management, Inc. ("BlackRock"), an indirect wholly-owned subsidiary of PNC Bank, N.A., an indirect wholly-owned subsidiary of PNC Bank Corp. ("PNC"), a publicly traded multi-bank holding company, serves as the Sub-advisor to the U.S. Government Fund. TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc., a privately held company, serves as the Sub-advisor to the Corporate Income Fund. Janus Capital Corporation ("Janus"), an indirect majority-owned subsidiary of Kansas City Southern Industries, Inc., which is a publicly traded holding company, serves as the Sub-advisor to the Growth and Emerging Growth Funds. Scudder, Stevens & Clark, Inc. ("Scudder"), a privately held corporation, serves as the Sub-advisor to the Short Term High Quality Bond and Short Term Global Government Funds. Each of the foregoing sub-advisors is referred to individually as a "Sub-advisor" and collectively as the "Sub-advisors".

                           THE SIERRA VARIABLE TRUST

The Trust pays Sierra Advisors a monthly fee, in arrears, based on a percentage of the average daily net assets of each Fund during the month, out of which Sierra Advisors pays the Sub-advisor of each Fund a monthly fee, in arrears, at annual rates as follows:

                                     FEES ON         FEES ON
                                 ASSETS EQUAL TO      ASSETS
                                  OR LESS THAN      EXCEEDING
             NAME OF FUND         $500 MILLION     $500 MILLION
             ------------        --------------- ----------------
      Global Money Fund
       Sierra Advisors..........       .35%            .25%
       Sub-advisor..............       .15%            .15%
                                       ---             ---
        Total fees paid to
         Sierra Advisors*.......       .50%            .40%
                                       ===             ===
                                                     FEES ON
                                                 ASSETS EXCEEDING
                                     FEES ON     $200 MILLION AND   FEES ON
                                 ASSETS EQUAL TO   EQUAL TO OR       ASSETS
                                  OR LESS THAN      LESS THAN      EXCEEDING
                                  $200 MILLION     $500 MILLION   $500 MILLION
                                 --------------- ---------------- ------------
      Short Term High Quality
       Bond Fund
       Sierra Advisors..........       .35%            .35%           .30%
       Sub-advisor..............       .15%            .10%           .10%
                                       ---             ---            ---
        Total fees paid to Si-
         erra Advisors*.........       .50%            .45%           .40%
                                       ===             ===            ===
      Short Term Global Govern-
       ment Fund
       Sierra Advisors..........       .47%            .65%           .55%
       Sub-advisor..............       .28%            .10%           .10%
                                       ---             ---            ---
        Total fees paid to Si-
         erra Advisors*.........       .75%            .75%           .65%
                                       ===             ===            ===

                                                              WHEN "COMBINED ASSETS"**
                                 WHEN "COMBINED ASSETS"**     EXCEED $650 MILLION AND
                                ARE EQUAL TO OR LESS THAN       ARE EQUAL TO OR LESS       WHEN "COMBINED ASSETS"**
                                       $650 MILLION               THAN $1 BILLION             EXCEED $1 BILLION
                               ---------------------------- ---------------------------- ----------------------------
                                   FEES ON       FEES ON        FEES ON       FEES ON        FEES ON       FEES ON
                               ASSETS EQUAL TO    ASSETS    ASSETS EQUAL TO    ASSETS    ASSETS EQUAL TO    ASSETS
                                OR LESS THAN    EXCEEDING    OR LESS THAN    EXCEEDING    OR LESS THAN    EXCEEDING
                                $500 MILLION   $500 MILLION  $500 MILLION   $500 MILLION  $500 MILLION   $500 MILLION
                               --------------- ------------ --------------- ------------ --------------- ------------
      U.S. Government Fund
       Sierra Advisors........      .415%          .315%          .45%          .35%           .50%          .40%
       Sub-advisor**..........      .185%          .185%          .15%          .15%           .10%          .10%
                                    ----           ----           ---           ---            ---           ---
        Total fees paid to
         Sierra Advisors*.....      .600%          .500%          .60%          .50%           .60%          .50%
                                    ====           ====           ===           ===            ===           ===

                                                   FEES ON       FEES ON
                                               ASSETS EQUAL TO    ASSETS
                                                OR LESS THAN    EXCEEDING
                                                $500 MILLION   $500 MILLION
                                               --------------- ------------
      Corporate Income Fund
       Sierra Advisors........................       .35%          .25%
       Sub-advisor............................       .30%          .25%
                                                     ---           ---
        Total fees paid to Sierra Advisors*...       .65%          .50%
                                                     ===           ===

                           THE SIERRA VARIABLE TRUST

                                                FEES ON          FEES ON          FEES ON
                                            ASSETS EXCEEDING ASSETS EXCEEDING ASSETS EXCEEDING
                                FEES ON       $100 MILLION     $200 MILLION     $400 MILLION     FEES ON
                            ASSETS EQUAL TO   AND EQUAL TO     AND EQUAL TO     AND EQUAL TO      ASSETS
                             OR LESS THAN     OR LESS THAN     OR LESS THAN     OR LESS THAN    EXCEEDING
         NAME OF FUND        $100 MILLION     $200 MILLION     $400 MILLION     $500 MILLION   $500 MILLION
         ------------       --------------- ---------------- ---------------- ---------------- ------------
   Growth and Income Fund
    Sierra Advisors........       .35%            .35%             .35%             .35%           .275%
    Sub-advisor............       .45%            .40%             .35%             .30%           .300%
                                  ---             ---              ---              ---            ----
     Total fees paid to
      Sierra Advisors*.....       .80%            .75%             .70%             .65%           .575%
                                  ===             ===              ===              ===            ====

                                     FEES ON         FEES ON
                                 ASSETS EQUAL TO      ASSETS
                                  OR LESS THAN      EXCEEDING
                                   $25 MILLION     $25 MILLION
                                 --------------- ----------------
      Growth Fund
       Sierra Advisors..........       .40%            .375%
       Sub-advisor..............       .55%            .500%
                                       ---             ----
        Total fees paid to Si-
         erra Advisors*.........       .95%            .875%
                                       ===             ====
                                                     FEES ON
                                                 ASSETS EXCEEDING
                                     FEES ON       $25 MILLION      FEES ON
                                 ASSETS EQUAL TO   AND EQUAL TO      ASSETS
                                  OR LESS THAN     OR LESS THAN    EXCEEDING
                                   $25 MILLION     $500 MILLION   $500 MILLION
                                 --------------- ---------------- ------------
      Emerging Growth Fund
       Sierra Advisors..........       .35%             .35%          .25%
       Sub-advisor..............       .55%             .50%          .50%
                                       ---             ----           ---
        Total fees paid to Si-
         erra Advisors*.........       .90%             .85%          .75%
                                       ===             ====           ===
                                                     FEES ON
                                                 ASSETS EXCEEDING
                                     FEES ON       $50 MILLION      FEES ON
                                 ASSETS EQUAL TO   AND EQUAL TO      ASSETS
                                  OR LESS THAN     OR LESS THAN    EXCEEDING
                                   $50 MILLION     $125 MILLION   $125 MILLION
                                 --------------- ---------------- ------------
      International Growth Fund
       Sierra Advisors..........       .45%             .35%          .25%
       Sub-advisor***...........       .50%             .50%          .50%
                                       ---             ----           ---
        Total fees paid to
         Sierra Advisors*.......       .95%             .85%          .75%
                                       ===             ====           ===

     ------------
       * Sierra Advisors retains only the net amount of the fees after sub-advisory fees have been paid.
      ** The monthly fee paid to BlackRock is based upon the combined average daily net assets of the U.S. Government Fund and the Sierra Trust Funds' U.S. Government Fund (together, the "Combined Assets").
     *** As of April 8, 1996, Warburg replaced J.P. Morgan as Sub-advisor to the International Growth Fund pursuant to a sub-advisory agreement pending shareholder approval. On June 21, 1996 at a special meeting of shareholders, the shareholders of the International Growth Fund approved the sub-advisory agreement. Prior to April 8, 1996, J.P. Morgan received monthly fees at the following annual rates: (i) .60% of the Fund's average daily net assets equal to or less than $50 million; (ii) .50% of the Fund's average daily net assets exceeding $50 million and equal to or less than $125 million; and (iii) .50% of the Fund's average daily net assets exceeding $125 million. As of April 8, 1996, Warburg is paid a monthly fee at an annual rate of .50% of the Fund's average daily net assets.

Sierra Advisors and certain Sub-advisors may voluntarily waive fees payable to them from time to time. Any fee waivers by a Sub-advisor may be retained by Sierra Advisors, or Sierra Advisors may pass part or all of such fee waivers through to the Funds.

                           THE SIERRA VARIABLE TRUST

Fees voluntarily waived by Sierra Advisors for the year ended December 31, 1996 are as follows:

                               NAME OF FUND                          FEES WAIVED
                               ------------                          -----------
      Global Money Fund.............................................   $61,700
      Short Term High Quality Bond Fund.............................    10,732

Sierra Fund Administration Corporation ("Sierra Administration"), an indirect wholly-owned subsidiary of GWFC, serves as administrator to each Fund. First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as sub-administrator and transfer agent to each Fund. For its services as administrator, each Fund pays Sierra Administration a monthly fee at an annual rate of .18% of the value of each Fund's average daily net assets. Out of its fee, Sierra Administration pays FDISG for its services as sub-administrator. The Trust pays FDISG certain out-of-pocket expenses as transfer agent. Separately, as of July 1, 1996, the Trust pays FDISG fees for its services as transfer agent. Prior to July 1, 1996, Sierra Administration served as transfer agent.

The Trust also pays Boston Safe Deposit and Trust Company ("Boston Safe"), the Trust's custodian, certain custodial transaction charges. Boston Safe is an indirect wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of Mellon Bank Corporation.

Custodian fees have been reduced by credits allowed by Boston Safe for the year ended December 31, 1996 as follows:

                                                                     CREDITS
                                                                  ALLOWED BY THE
                             NAME OF FUND                           CUSTODIAN
                             ------------                         --------------
      Global Money Fund..........................................     $  303
      Short Term High Quality Bond Fund..........................        276
      Short Term Global Government Fund..........................        116
      U.S. Government Fund.......................................      2,185
      Corporate Income Fund......................................         91
      Growth and Income Fund.....................................        567
      Growth Fund................................................      4,277
      Emerging Growth Fund.......................................      3,564
      International Growth Fund..................................      1,384

4. TRUSTEES' FEES

No director, officer or employee of Sierra Investment Services Corporation ("Sierra Services"), the Trust's distributor, Great Western Financial Securities Corporation ("GW Securities"), a registered broker-dealer, Sierra Advisors, Sierra Administration, the Sub-advisors or FDISG, or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. GW Securities is a wholly-owned subsidiary (directly held as of January 1, 1996) and Sierra Services is an indirect wholly-owned subsidiary of GWFC. The Trust pays each Trustee who is not a director, officer or employee of Sierra Services, GW Securities, Sierra Advisors, Sierra Administration, the Sub-advisors or FDISG, or any of their affiliates, $5,000 per annum plus $1,250 per board meeting attended, $1,000 per audit and/or nominating committee meeting attended and reimbursement for travel and out-of-pocket expenses. The Chairman of the Audit Committee receives $1,500 per audit committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on October 11, 1995, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which in accordance with the Plan are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to plan participants are paid solely out of the Trust's assets.

                           THE SIERRA VARIABLE TRUST

5. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 1996 were as follows:

                      NAME OF FUND                   PURCHASES       SALES
                      ------------                  ------------  ------------
      Short Term High Quality Bond Fund............ $  6,990,270  $  5,373,736
      Short Term Global Government Fund............   13,630,568    16,003,370
      Corporate Income Fund........................    6,957,254     4,755,444
      Growth and Income Fund.......................   51,433,729    44,095,241
      Growth Fund..................................  166,485,088   162,926,174
      Emerging Growth Fund.........................   51,554,128    49,591,066
      International Growth Fund....................   65,640,990    51,895,732
The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31,
1996 were as follows:
                      NAME OF FUND                   PURCHASES       SALES
                      ------------                  ------------  ------------
      Short Term High Quality Bond Fund............ $  8,987,861  $ 10,670,357
      Short Term Global Government Fund............    1,631,959       869,675
      U.S. Government Fund.........................  170,057,961   156,559,805
      Corporate Income Fund........................   10,967,430    11,884,702
At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:
                                                     TAX BASIS     TAX BASIS
                                                     UNREALIZED    UNREALIZED
                      NAME OF FUND                  APPRECIATION  DEPRECIATION
                      ------------                  ------------  ------------
      Short Term High Quality Bond Fund............ $    124,624  $     30,565
      Short Term Global Government Fund............      603,856       158,371
      U.S. Government Fund.........................    1,467,214       322,860
      Corporate Income Fund........................    1,428,843       965,039
      Growth and Income Fund.......................    9,168,112     1,526,099
      Growth Fund..................................   16,778,150     3,499,189
      Emerging Growth Fund.........................   13,045,213     3,023,792
      International Growth Fund....................    7,149,770     3,621,251
Option activity for the Short Term High Quality Bond Fund for the year ended
December 31, 1996 was as follows:
                                                                   NUMBER OF
      WRITTEN OPTIONS:                                PREMIUMS     CONTRACTS
      ----------------                              ------------  ------------
      Options outstanding at December 31, 1995..... $          0             0
      Options written..............................       24,231     1,713,716
      Options expired..............................       (7,860)     (988,700)
      Options closed...............................      (12,819)          (16)
                                                    ------------  ------------
      Options outstanding at December 31, 1996..... $      3,552       725,000
                                                    ============  ============
Option activity for the Short Term Global Government Fund for the year ended
December 31, 1996 was as follows:
      WRITTEN OPTIONS ON FOREIGN CURRENCY:            PREMIUMS
      ------------------------------------          ------------
      Options outstanding at December 31, 1995..... $    118,194
      Options written..............................      318,485
      Options closed...............................     (311,709)
      Options expired..............................      (90,690)
                                                    ------------
      Options outstanding at December 31, 1996..... $     34,280
                                                    ============

                           THE SIERRA VARIABLE TRUST

Information regarding dollar roll transactions by the U.S. Government and Corporate Income Funds is as follows:

                                                     U.S. GOVERNMENT  CORPORATE
      DOLLAR ROLL TRANSACTIONS:                           FUND       INCOME FUND
      -------------------------                      --------------- -----------
      Maximum amount outstanding during the year...    $16,035,000   $3,065,000
      Average amount outstanding during the year*..    $ 3,330,461   $1,755,625
      Average monthly shares outstanding during the
       year........................................      6,178,261    5,956,296
      Average debt per share outstanding during the
       year........................................    $      0.54   $     0.29

     ------------
     * The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 1996.

Fee income earned for the year ended December 31, 1996 by the U.S. Government and Corporate Income Funds for dollar roll transactions aggregated $116,700 and $42,589, respectively.

Information regarding reverse repurchase agreement transactions by the U.S. Government Fund is as follows:

Reverse Repurchase Agreement for the U.S. Government Fund:

         FACE                                                         MARKET
        VALUE                                                         VALUE
        -----                                                       ----------
      $5,087,250 Reverse Repurchase Agreement with Morgan Stanley
                  & Co. Inc., 5.250% dated 12/26/1996, to be
                  repurchased at $5,092,443 on 01/02/1997,
                  collateralized by $7,500,000 U.S. Treasury
                  Bond, 6.500% due 11/15/2026....................   $5,087,250
                                                                    ----------

      REVERSE REPURCHASE AGREEMENTS:
      ------------------------------
      Maximum amount outstanding during the year.................... $7,630,000
      Average amount outstanding during the year*................... $1,470,210
      Average monthly shares outstanding during the year............  6,178,261
      Average debt per share outstanding during the year............ $     0.24

     ------------
     * The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 1996.

Interest rates ranged from 4.50% to 5.90% during the year. Interest paid for the year ended December 31, 1996, on borrowings by the Fund under reverse repurchase agreements aggregated $83,013.

6. SHARES OF BENEFICIAL INTEREST

Each Fund of the Trust may issue an unlimited number of shares of beneficial interest without par value.

7. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Global Money, Short Term Global Government, U.S. Government, Corporate Income, Growth and International Growth Funds, including the fees and expenses of registering and qualifying each Fund's shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of 60 months from commencement of operations of each Fund. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of the applicable Fund's unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption.

                           THE SIERRA VARIABLE TRUST

8. CAPITAL LOSS CARRYFORWARDS

At December 31, 1996, the following Funds had available for federal income tax purposes unused capital losses as follows:

            NAME OF FUND       EXPIRING IN 2002 EXPIRING IN 2003 EXPIRING IN 2004
            ------------       ---------------- ---------------- ----------------
      Short Term High Quality
       Bond Fund..............    $   87,775       $   71,035        $241,115
      Short Term Global Gov-
       ernment Fund...........        89,073           91,070           --
      U.S. Government Fund....       750,083        1,366,480           --
      Corporate Income Fund...     1,220,489          878,516         144,318

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 1996, the following Funds have elected to defer losses occurring between November 1, 1996 and December 31, 1996 under these rules, as follows:

                                                                       CAPITAL
                                                                        LOSSES
                                NAME OF FUND                           DEFERRED
                                ------------                           --------
      Short Term High Quality Bond Fund............................... $    841
      Short Term Global Government Fund...............................    1,998
      U.S. Government Fund............................................    3,257
      Growth Fund.....................................................  270,127

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 1997.

9. GEOGRAPHIC AND INDUSTRY CONCENTRATION

All Funds except the U.S. Government Fund may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

In addition, the Money Fund may invest at least 25% of its assets in bank obligations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in Federal and state laws and regulations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks similar to those investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDER
OF THE SIERRA VARIABLE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the nine funds constituting The Sierra Variable Trust (the "Trust"), at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights of each of the funds for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

--------------------------------------------------------------------------------

MEETING OF SHAREHOLDERS (UNAUDITED)

On June 21, 1996 a Special Meeting of Shareholders of The Sierra Variable Trust International Growth Fund (the "International Growth Fund") was held. The purpose of the meeting was to approve the selection of Warburg, Pincus Counsellors, Inc. ("Warburg") as Investment Sub-Advisor for the International Growth Fund and also to approve the adoption of a new Investment Sub-Advisory Agreement by and among The Sierra Variable Trust Funds (the "Trust"), Sierra Investment Advisors Corporation and Warburg with respect to the International Growth Fund.

At the meeting 3,701,786 votes were cast in favor of the proposal and 90,590 votes were cast against the proposal. In addition, there were 480,724 abstentions with respect to the proposal.

   This material is not an offer to sell nor a solicitation to buy The Sierra Advantage Variable Annuity or shares of The Sierra Variable Trust. It is not authorized for distribution unless preceded or accompanied by a current prospectus that includes information regarding the risk factors, expenses, policies, and objectives of The Sierra Advantage Variable Annuity program. Please read it carefully before investing. Sierra Advantage may not be available for sale in all states.


 Shares of The Sierra Variable Trust are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, the depository institution. These securities are subject to investment risk, including possible loss of principal amount invested.


                                Distributed by
                     Sierra Investment Services Corporation
                                  Member NASD


---------
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A TAX-DEFERRED VARIABLE ANNUITY                                  Van Nuys, CA
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The Sierra Variable Trust
9301 Corbin Avenue, Suite 333
P.O. Box 1130
Northridge, California 91324